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As filed with the Securities and Exchange Commission on September 1, 2010

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

Registration Statement under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

Saratoga Investment Corp.
(Exact Name of Registrant as Specified in its Charter)

535 Madison Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 906-7800
(Registrant's Telephone Number, Including Area Code)

Christian L. Oberbeck
Chief Executive Officer
and President
Saratoga Investment Corp.
535 Madison Avenue
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:
Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2415
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

         If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend reinvestment plans, please check the following box. ☒

         It is proposed that this filing will become effective (check appropriate box):

  ☐
  When declared effective pursuant to Section 8(c).

Title of Each Class of Securities to be Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.001 par value per share	989,924	$18,165,105	$1,295

(1)
Estimated solely for purpose of computing the amount of the registration fee pursuant to Rule 457(c) of the Securities Act and based upon the average high and low sales price for a share of the registrant's common stock on August 26, 2010, as reported on the New York Stock Exchange.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. The selling stockholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 1, 2010

PRELIMINARY PROSPECTUS

        989,924 Shares

Saratoga Investment Corp.

Common Stock

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objectives are to generate current income and capital appreciation. We are managed by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a leading middle-market private equity investment firm and have elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

        This registration statement has been filed to register the resale of 989,924 shares of common stock issued to the selling stockholders in a private placement transaction.

        Subject to the lock-up agreement described in this prospectus, the selling stockholders named in this prospectus may offer, from time to time, up to 989,924 shares of our common stock in one or more offerings. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

        Our common stock is listed on the New York Stock Exchange under the symbol "SAR." On August 26, 2010, the last reported sales price on the New York Stock Exchange for our common stock was $18.50 per share.

        Investing in our common stock involves risks. See "Risk Factors" beginning on page 13. Common stock of closed-end investment companies, including business development companies, frequently trades at a discount to net asset value.

        This prospectus contains important information about us that you should know before investing in our common stock. Please read it before making an investment decision and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by writing to us at 535 Madison Avenue, New York, New York 10022, by telephone at (212) 906-7800 or on our website at www.saratogainvestmentcorp.com. You may also obtain information about us from the Securities and Exchange Commission's website at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is                  , 2010

        You should rely only on the information contained in this prospectus or any accompanying prospectus supplement. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

i

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, or the Securities Act, the selling stockholders named herein may offer, from time to time, up to an aggregate of 980,259 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered by the selling stockholders at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that the selling stockholders may offer. Each time a selling stockholder uses this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under "Available Information" and in the "Prospectus Summary" and "Risk Factors" sections before you make an investment decision. A prospectus supplement may also add to, update or change information contained in this prospectus.

ii

 FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "project," "should," "will" and "would" or the negative of these terms or other comparable terminology. Any forward-looking statements contained in this prospectus and any accompanying prospectus supplement do not have the benefit of the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933.

        The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

        The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties, including the risks listed under "Risk Factors" herein as well as the statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of Saratoga Investment Advisors, LLC to locate suitable investments for us and to monitor and effectively administer our investments.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law.

iii

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and does not contain all of the information that you should consider. You should read carefully the more detailed information in this prospectus, especially information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms the "Company," "we," "us" and "our" refer to Saratoga Investment Corp. and prior to July 30, 2010, GSC Investment Corp., our predecessor entity, and "Saratoga Investment Advisors" refers to Saratoga Investment Advisors, LLC.

The Company

        Saratoga Investment Corp., a Maryland Corporation, is a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objectives are to generate current income and capital appreciation through debt and equity investments. Our operations are managed and advised by our investment adviser, Saratoga Investment Advisors pursuant to an investment advisory and management agreement.

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

        As of May 31, 2010, we had investments in 28 portfolio companies with an aggregate fair value of $89.9 million. For the three months ended May 31, 2010, the weighted average yield on all of our outstanding debt investments was approximately 10.5%. As of May 31, 2010, we held equity investments consisting of common stock, preferred stock and warrants to purchase common stock with an aggregate fair value of $3.4 million.

        We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code". As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

About Saratoga Investment Advisors

        Our investment adviser is Saratoga Investment Advisors, a Delaware limited liability company, which is an affiliate of Saratoga Partners and was formed in connection with the Saratoga Transaction, as described below. Saratoga Investment Advisors is an investment adviser that has registered with the SEC pursuant to the Investment Advisers Act of 1940. Saratoga Partners was established in 1984 to be the middle-market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read & Co. Inc. since 1998. Saratoga Partners has a 25-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, mezzanine investments, and senior and subordinated debt. Christian L. Oberbeck is the Chief Executive Officer of Saratoga Investment Advisors and the Managing Partner of Saratoga Partners and has been a member of its investment committee for 15 years. Mr. Oberbeck is the primary investor in Saratoga Investment Advisors, and CLO Partners LLC is an entity wholly-owned by Mr. Oberbeck. Richard A. Petrocelli is the Chief Financial Officer and Chief Compliance Officer of Saratoga Investment Advisors and a Managing Director of Saratoga Partners.

Our relationship with Saratoga Investment Advisors

        We intend to utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors and its affiliate, Saratoga Partners, to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. The initial term of the investment advisory and management agreement is for two years, with automatic, one-year renewals, subject to approval by our board of directors, a majority of whom are not "interested" directors as defined in the 1940 Act. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us, under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Pursuant to our investment advisory and management agreement, Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee will approve all investments in excess of $3 million made by us by unanimous consent. The investment committee will actively monitor investments in our portfolio. Sale recommendations must be approved by three out of four investment committee members.

        We will pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.75% of our gross assets which shall include assets purchased with borrowed funds but exclude cash or cash equivalents. As a result, Saratoga Investment Advisors will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

        In addition to a base fee, we will pay Saratoga Investment Advisors an incentive fee which will have two parts. First, we will pay Saratoga Investment Advisors our incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed "hurdle rate" of 1.875% per quarter (7.5% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment revenue, if any, that exceeds the "hurdle rate" in any given quarter.

        Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) earned during the calendar quarter, minus our operating expenses for the quarter.

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee will be reset based on realized gains and realized and unrealized losses from May 31, 2010 because our realized gains and realized and unrealized losses will be calculated from such date. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost basis for realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        On July 30, 2010, we entered into a separate administration agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. The administration agreement has an initial term of two years. Under the administration agreement, Saratoga Investment Advisors also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Saratoga Investment Advisors' overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement. Notwithstanding the foregoing, the fees to be paid to Saratoga Investment Advisors for the first year of the term of the administration agreement will be capped at $1 million and the existence of a cap, and the determination of a proper cap amount, in the second year of the term will be determined by the mutual agreement of our independent directors and Saratoga Investment Advisors.

Market opportunity

        We believe the environment for investing in private middle market companies is attractive for the following reasons:

  •
  middle market debt securities are attractive compared to more broadly syndicated debt securities because middle market debt securities generally have more conservative capital structures, tighter financial covenants, better security packages and higher yields;

  •
  established relationships create a high barrier to entry in the middle market financing business. Specifically, private middle market companies and their financial sponsors prefer to access capital from and maintain close and longstanding relationships with a small group of well-known capital providers;

  •
  many private middle market companies prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations;

  •
  the middle market debt segment is a highly fragmented portion of the leveraged finance market. We believe that many of the largest capital providers in the broader leveraged finance market choose not to participate in middle market lending because of a preference for larger, more liquid transactions; and

  •
  we expect continued strong leverage buyout activity from private equity firms who currently hold large pools of uninvested capital earmarked for acquisitions of private middle market companies. These private equity firms will continue to seek to leverage their investments by combining their equity capital with senior secured loans and mezzanine debt from other sources.

Corporate History

        We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed its initial public offering of shares on March 28, 2007. Prior to July 30, 2010, GSC Investment Corp. was externally managed and advised by GSCP (NJ), L.P. As a result of a default under the revolving securitized credit facility GSC Investment Corp. had with Deutsche Bank, New York Branch, its lender had the right to accelerate repayment of the outstanding indebtedness under such credit facility and to foreclose and liquidate the collateral pledged thereunder. As a result, in December 2008, GSC Investment Corp. engaged the investment banking firm of Stifel, Nicolaus & Company, to evaluate strategic transaction opportunities and consider alternatives. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement ("the Stock Purchase Agreement") with Saratoga Investment Advisors, CLO Partners LLC and individuals associated with such entities (together, the "Investors") and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under the debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC ("Madison Capital Funding"), indicating Madison Capital Funding's willingness to provide us with a $40 million senior secured revolving credit facility (the "Replacement Facility"), subject to the satisfaction of certain terms and conditions.

        On July 30, 2010, the transaction with Saratoga Investment Advisors (the "Saratoga Transaction") was completed, and included the following actions:

  •
  the private sale of 989,924 shares of our common stock, on a split-adjusted basis, for $15 million in aggregate purchase price at an offering price of $15.20 per share to the Investors;

  •
  the closing of the Replacement Facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the Investors;

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  the execution of a trademark license agreement with Saratoga Investment Advisors; and

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with Saratoga Investment Advisors by executing the investment advisory and management agreement, which was approved by our stockholders, and an administration agreement. We and GSCP (NJ), L.P. entered into a termination and release agreement, effective as of the closing, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the Saratoga Transaction but continued to receive the base management fees earned through the date of the closing.

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of Saratoga Investment Advisors, as members of the board of directors;

  •
  the resignations of all officers of GSC Investment Corp. and the appointment by the board of directors of Mr. Oberbeck as our Chief Executive Officer and Mr. Petrocelli as our Chief Financial Officer and Chief Compliance Officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the Saratoga Transaction and a portion of the funds available to us under the Replacement Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under GSC Investment Corp.'s former revolving securitized credit facility with Deutsche Bank, New York Branch.

        As a result of the Saratoga Transaction, individuals affiliated with Saratoga Investment Advisors and Saratoga Partners, including Messrs. Oberbeck and Petrocelli, hold approximately 36.8% of the outstanding shares of our common stock.

        On August 12, 2010, we effected a one-for-ten reverse stock split, pursuant to which each stockholder received one share of our common stock in exchange for every ten shares owned at that time.

Risk factors

        Investing in this offering involves risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. In addition, see "Risk Factors" beginning on page for a more detailed discussion of these risk factors.

  •
  Saratoga Investment Advisors has no prior experience managing a BDC or a RIC.

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  We are dependent upon Saratoga Investment Advisors key personnel for our future success.

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  We have incurred substantial indebtedness which exposes us to additional risks, including the typical risks associated with leverage.

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  We pay Saratoga Investment Advisors a base management fee based on our total assets, which may create an incentive for it to cause us to incur more leverage than is prudent in order to maximize its compensation.

  •
  We pay Saratoga Investment Advisors incentive compensation based on our net investment income and realized capital gains, which may create an incentive for it to cause us to incur more leverage than is prudent in order to maximize its compensation.

  •
  Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

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  We may be obligated to pay Saratoga Investment Advisors incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

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  A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

  •
  We will be subject to corporate-level income tax if we fail to maintain our qualification as a RIC.

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  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

Our corporate information

        Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800.

 THE OFFERING

Common stock offered by the selling stockholders	989,924 shares of our common stock, $0.001 par value per share
Common stock currently outstanding	2,680,842 shares
Use of Proceeds	We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.
Listing	Our common stock is listed on the New York Stock Exchange under the symbol "SAR".
Trading at a Discount

Common stock of closed-end investment companies, including BDCs, frequently trade at discounts to net asset value and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below our net asset value.

Taxation

We have elected and qualified to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S. federal income tax on our net taxable income that is distributed to stockholders. To maintain our qualification as a RIC we must derive at least 90% of our annual gross income from certain sources, meet certain asset diversification requirements and distribute to stockholders at least 90% of our net taxable income (which includes, among other items, interest, dividends, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains). See "Material U.S. Federal Income Tax Considerations."

Dividends

We review dividends to our stockholders on a quarterly basis. Our quarterly distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. In order to maintain our qualification as a RIC, we must distribute at least 90% of our net taxable income each year. However, since January 2009 we have suspended our quarterly dividends and have made only one distribution to our stockholders, in November 2009. Although we continue to review dividends on a quarterly basis, we do not expect to pay a dividend in every quarter. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and our governing documents. See "Description of Our Common Stock—Provisions of our governing documents and the Maryland General Corporation Law."

Leverage

We intend to borrow funds to make additional investments. We expect to use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," and "Regulation." As a BDC, under the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage (calculated on a consolidated basis), as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on Saratoga Investment Advisors' and our board of directors' assessment of market conditions and other factors at the time of any proposed borrowing.

Management arrangements

Saratoga Investment Advisors serves as our investment adviser and our administrator. For a description of Saratoga Investment Advisors and our contractual arrangements with Saratoga Investment Advisors, see "Investment Advisory and Management Agreement," and "Administration Agreement."

Custodian	U.S. Bank National Association, 401 S. Tryson Street, 12th Floor, Charlotte, NC 28288
Transfer Agent	American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038
Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See "Dividend Reinvestment Plan."

Risk Factors

Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. See "Risk Factors" for a discussion of factors you should carefully consider before deciding whether to invest in shares of our common stock.

Additional Information

Our common stock is registered under the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. This information is available at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimated what our annual expenses would be, stated as percentages of net assets attributable to common stock. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Saratoga Investment Corp.," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Saratoga Investment Corp.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid		%(1)
Offering expenses		%(2)
Dividend reinvestment plan expenses	None (3)

Total stockholder transaction expenses paid		%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.15	%(4)
Incentive fees payable under the investment advisory and management agreement (20% of adjusted net investment income, in excess of hurdle rate and 20% of realized capital gains)	1.08	%(5)
Interest payments on borrowed funds	2.28	%(6)
Other expenses	3.48	%(7)

Total annual expenses	8.99%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on portfolio	$90	$191	$208	$256

(1)
In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.

(3)
The expenses associated with the administration of our dividend reinvestment plan are included in "Other expenses." The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see "Dividend Reinvestment Plan."

(4)
Our base management fee under the Investment Advisory and Management Agreement is based on our gross assets, which is defined as all of our assets, including those acquired using borrowings for investment purposes, and assumes the base management fee remains consistent with the annualized fee incurred for the three months ended May 31, 2010. See "Investment Advisory and Management Agreement."

(5)
Assumes that annual incentive fees earned by our investment adviser, Saratoga Investment Advisors, remain consistent with the annualized incentive fees earned by GSCP (N.J.), L.P., the investment adviser to our predecessor, GSC Investment Corp. for the three months ended May 31, 2010.

  The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a preferred return, or "hurdle," and a "catch up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued by us during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

  The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee will be reset based on realized gains and realized and unrealized losses from May 31, 2010 because our realized gains and realized and unrealized losses will be calculated from such date. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

  See "Investment Advisory and Management Agreement."

(6)
We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings are indirectly borne by our investors. For purposes of this section, we have computed interest expense using the average balance outstanding during the period ended, and the LIBOR rate on, May 31, 2010 and the interest rate on the Replacement Facility of LIBOR plus 5.5%. We have also included the estimated amortization of fees incurred in establishing the Replacement Facility. As of May 31, 2010, we had $20 million borrowings outstanding and $2.9 million remaining available to us under the Replacement Facility. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
"Other expenses" are based on the annualized amounts for the three months ended May 31, 2010 and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by Saratoga Investment Advisors in performing its obligations under the Administration Agreement. See "Administration Agreement."

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC for registered investment companies, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

        While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

 SELECTED FINANCIAL DATA

        The following selected financial and other data for the years ended February 28, 2010 and 2009 and February 29, 2008 are derived from our consolidated financial statements of GSC Investment Corp. (the predecessor of Saratoga Investment Corp.) which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose report thereon is included within this Annual Report. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are included elsewhere in this prospectus.

	Three Months Ended May 31, 2010 (unaudited)	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008
	(dollar amounts in thousands, except share and per share numbers)
Income Statement Data:
Interest and related portfolio income:
Interest	$2,270	$13,324	$21,142	$20,744
Management fee and other income	540	2,293	2,245	642

Total interest and related portfolio income	2,810	15,617	23,387	21,386

Expenses:
Interest and credit facility financing expenses	831	4,096	2,605	5,031
Base management and incentive management fees(1)	411	2,278	4,432	3,650
Administrator expenses	155	671	961	892
Administrative and other	1,566	3,502	2,433	2,766
Expense reimbursement	(155)	(671)	(1,010)	(1,789)

Total operating expenses	2,808	9,876	9,421	10,550

Net investment income before income taxes	2	5,741	13,966	10,836
Income tax expenses, including excise tax	0	(27)	(140)	(89)

Net investment income	2	5,714	13,826	10,747

Realized and unrealized gain (loss) on investments and derivatives
Net realized gain (loss)	(2,551)	(6,654)	(7,143)	3,908
Net change in unrealized loss	5,204	(9,523)	(27,998)	(20,106)

Total net gain (loss)	2,653	(16,177)	(35,141)	(16,198)

Net increase (decrease) in net assets resulting from operations	$2,654,738	$(10,463)	$(21,315)	$(5,451)

	Three Months Ended May 31, 2010 (unaudited)	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008
Per Share:
Earnings (loss) per common share—basic and diluted(2)	$0.16	$(0.99)	$(2.57)	$(0.70)
Net investment income per share—basic and diluted(2)	$0.00	$0.54	$1.67	$1.38
Net realized and unrealized gain (loss) per share—basic and diluted(2)	$0.16	$(1.52)	$(4.24)	$(2.08)
Dividends declared per common share	$0.00	$1.83	$1.03	$1.55
Statement of assets and liabilities Data:
Investment assets at fair value	$89,928	$89,373	$118,912	$172,837
Total assets	96,480	96,935	130,662	192,842
Total debt outstanding	33,807	36,992	58,995	78,450
Stockholders' equity	58,133	55,478	68,014	97,869
Net asset value per common share	$3.43	$3.27	$8.20	$11.80
Common shares outstanding at end of period(3)	16,940,109	16,940,109	8,291,384	8,291,384
Other Data:
Investments funded	$—	$—	$28,260	$314,003
Principal collections related to investment repayments or sales	$2,700	$15,185	$49,195	$141,772
Number of portfolio investments at period end	36	41	45	46
Weighted average yield of income producing debt investments—Non-control/non-affiliate	9.0%	9.6%	9.7%	10.7%
Weighted average yield on income producing debt investments—Control	15.0%	8.3%	12.2%	8.2%

(1)
See note 7 in consolidated financial statements.

(2)
For the three months ended May 31, 2010 and the years ended February 28, 2010 and 2009 and February 29, 2008, amounts are calculated using weighted average common shares outstanding of 16,940,109, 10,613,507, 8,291,384 and 7,761,965, respectively.

(3)
Does not take into account the 1:10 reverse stock split that occurred on August 12, 2010.

Selected Quarterly Financial Data (unaudited)

	2010				2009
	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	($ in thousands, except per share numbers)
Interest and related portfolio income	$3,637	$3,530	$3,685	$4,764	$5,480	$6,361	$5,835	$5,715
Net investment income	1,201	869	1,080	2,564	3,288	3,887	3,455	3,195
Net realized and unrealized gain (loss)	(10,067)	8,258	(17,168)	2,800	(17,296)	(11,438)	(6,023)	(384)
Net increase (decrease) in net assets resulting from operations	(8,866)	9,128	(16,088)	5,364	(14,008)	(7,551)	(2,567)	2,811
Net investment income per common share at end of each quarter	$0.07	$0.10	$0.13	$0.31	$0.40	$0.47	$0.42	$0.39
Net realized and unrealized gain (loss) per common share at end of each quarter	$(0.59)	$0.91	$(2.07)	$0.34	$(2.09)	$(1.38)	$(0.73)	$(0.05)
Dividends declared per common share	$—	$1.825	$—	$—	$—	$0.25	$0.39	$0.39
Net asset value per common share	$3.27	$3.80	$6.91	$8.85	$8.20	$10.14	$11.05	$11.75

 RISK FACTORS

        Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other in formation included in this prospectus, before you decide whether to make an investment in our common stock. The known material risks of an investment in the Company are set out below. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the value of our common stock could decline, and you may lose all or part of your investment.

Risks related to the Saratoga Transaction

Saratoga Investment Advisors has no prior experience managing a business development company or a RIC.

        The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the principals of Saratoga Investment Advisors. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material.

        Saratoga Investment Advisors is a newly-formed entity and is newly-registered with the SEC as an investment adviser pursuant to the Advisers Act. As a new entity, Saratoga Investment Advisors does not have any prior experience managing a business development company or RIC and its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. Saratoga Investment Advisors also does not have a proven track-record in managing corporate debt investments and collateralized loan obligation funds. Despite the 25-year history of Saratoga Partners, an affiliate of Saratoga Investment Advisors, with a track record in private investments in middle market companies, there is no guarantee that Saratoga Partners' past performance record will translate into future success.

        Moreover, Saratoga Investment Advisors intends to supplement its capabilities in the management of our investments by recruiting and hiring additional professionals with experience in the management of debt investments and collateralized loan obligations and to dedicate such individuals to our management. Although Saratoga Investment Advisors has represented that it has had discussions with a number of qualified individuals, and our independent directors have discussed with Saratoga Investment Advisors their interviewing criteria and processes, including the caliber of individuals being considered for such positions, and have vetted such processes to their satisfaction and in consideration of their statutory duties to us, there is no guarantee that Saratoga Investment Advisors will hire or will have hired a sufficient number of professionals with adequate experience in our line of business.

The Saratoga Transaction may not achieve the intended results and our post-transaction company may not succeed.

        Certain of our stockholders may view the investment strategies of Saratoga Investment Advisors as different and less desirable than the investment strategies employed by GSC Investment Corp. In addition, in connection with the Saratoga Transaction, we are managed by Saratoga Investment Advisors, rather than GSCP (NJ), L.P., GSC Investment Corp.'s investment adviser. Certain of our stockholders may disagree with changes made to our operations in connection with the Saratoga Transaction. For this and the reasons set forth above, there can be no assurance we will be successful.

Risks related to current economic and market conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

        The U.S. capital markets experienced extreme volatility and disruption over the past 18 months, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest modest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

        In addition, to the extent that recessionary conditions continue or worsen, the financial results of middle market companies, like those in which we invest, will continue to experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies' products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Our common stock could be delisted from the New York Stock Exchange if our average market capitalization over 30 consecutive trading days is below $15 million.

        In order to maintain our listing on the New York Stock Exchange ("NYSE"), we must continue to meet the NYSE minimum average market capitalization requirement. At August 26, 2010, our minimum average market capitalization over the preceding 30 consecutive trading days was $16.0 million. If the average market capitalization over 30 consecutive trading days falls below $15.0 million, our common stock may be delisted, which could (i) reduce the liquidity and market price of our common stock; (ii) negatively impact our ability to raise equity financing and access the public capital markets; and (iii) materially and adversely impact our results of operations and financial condition.

Ernst & Young LLP, GSC Investment Corp.'s independent registered public accounting firm, included in its audit report dated May 27, 2010 to GSC Investment Corp. that there was substantial doubt about the ability of GSC Investment Corp. to continue as a going concern.

        The consolidated financial statements of GSC Investment Corp. as of February 28, 2009 and 2010 and for the three years ended February 28, 2010 were prepared on a "going concern" basis; however, Ernst & Young LLP, our independent registered public accounting firm, concluded in its report dated May 27, 2010 regarding those consolidated financial statements, that there was substantial doubt about the ability of GSC Investment Corp. to continue as a going concern as a result of its default under its revolving securitized credit facility, which gave its lender the right to accelerate repayment of its outstanding indebtedness and foreclose and liquidate the collateral pledged. Subsequent to the date of the auditor's report, GSC Investment Corp. entered into the Saratoga Transaction which, among other things, cured the default under the revolving securitized credit facility by repaying in full our outstanding debt under such facility.

Risks related to our business

We employ leverage which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        On July 30, 2010, we entered into a $40 million senior secured revolving credit facility with Madison Capital Funding. The use of leverage increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital.

        With certain limited exceptions, as a BDC we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. Whether we seek to employ additional leverage will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, including:

  •
  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

  •
  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage.

  •
  Increased operating expenses due to the cost of leverage, including issuance and servicing costs.

  •
  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds are distributed to our shareholders.

        As of May 31, 2010, we had outstanding indebtedness of $33.8 million.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $90.0 million in total assets, (ii) a weighted average cost of funds of 7.5%, (iii) $20.0 million in debt outstanding; and (iv) $70.0 million in stockholders' equity. In order to compute the "Corresponding return to shareholders," the "Assumed Return on Our Portfolio (net of expenses)" is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our stockholders' equity to determine the "Corresponding return to shareholders." Actual interest payments may be different.

Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(12.9)%	(6.4)%	0%	6.4%	12.9%

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        A large percentage of our portfolio is, and we expect will continue to be, comprised of investments that are not publicly traded. The value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our predecessor, GSC Investment Corp.'s independent registered public accounting firm, identified a material weakness in GSC Investment Corp.'s internal control over financial reporting. Our business and stock price may be adversely affected if we have not adequately addressed such weakness or if we have other material weaknesses or significant deficiencies in our internal controls over financial reporting.

        Our predecessor, GSC Investment Corp.'s independent registered public accounting firm, identified a material weakness in GSC Investment Corp.'s internal control over financial reporting. The material weakness related to an error in the valuation reconciliation for certain investments. This error occurred as a result of an inadequate internal review and reconciliation of the inputs used in preparing the complex investment valuations.

        These control deficiencies resulted in adjustments to GSC Investment Corp.'s consolidated financial statements for the year ended February 28, 2010. If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed. In addition, we face the risk that, notwithstanding our efforts to identify and remedy all material errors in our financial statements, we may discover other errors in the future. We also face the risk that the cost of identifying and remedying the errors and remediating our material weakness in internal controls will be high and could have a material adverse effect on our financial condition and results of operations.

We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss, regardless of the market value of our common stock.

        Saratoga Investment Advisors is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, but net of operating expenses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income, for incentive compensation purposes, excludes realized and unrealized capital gains or losses that we may incur in the fiscal quarter, even if such capital gains or losses result in a net gain or loss on our statement of operations for that quarter. Thus, we may be required to pay Saratoga Investment Advisors incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

        The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee, and Saratoga Investment Advisors will be entitled to 20% of gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investment held by us as of May 31, 2010 will equal the fair value of such investment as of such date.

        Under the "catch up" provision, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20% of all net investment income as such amount approaches 2.344% in any quarter, and it will receive 20% of any additional net investment income.

        If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Saratoga Investment Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

The incentive fees we pay to Saratoga Investment Advisors may cause it to pursue a high risk investment strategy.

        The incentive fee payable to Saratoga Investment Advisors may create an incentive for it to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Saratoga Investment Advisors is determined (100% of the pre-incentive fee net investment income that exceeds a hurdle rate of a 1.875% quarterly return on the value of net assets, up to 2.344% in any quarter) may encourage Saratoga Investment Advisors to use leverage to increase the return to our investments. If Saratoga Investment Advisors acquires poorly-performing assets with such leverage, the loss to holders of the shares could be substantial. Moreover, if our leverage is increased, we will be exposed to increased risk of loss, bear the increased cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by our lender. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur. In addition, Saratoga Investment Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, Saratoga Investment Advisors may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

        We pay Saratoga Investment Advisors a quarterly base management fee based on the value of our total assets (including any assets acquired with leverage). Accordingly, Saratoga Investment Advisors has an economic incentive to increase our leverage. Our board of directors monitors the conflicts presented by this compensation structure by approving the amount of leverage that we incur. If our leverage is increased, we will be exposed to increased risk of loss, bear the increase cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us to make the types of investments that we plan to make in private middle market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments that could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

        We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than we originally anticipated, which may impact our return on these investments.

        We are a non-diversified investment company within the meaning of the 1940 Act, and therefore are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we have complied and intend to continue to comply with the diversification requirements imposed by the Code for qualification as a RIC.

Our financial condition and results of operation depend on our ability to manage future investments effectively.

        Our ability to achieve our investment objectives depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Saratoga Investment Advisors' ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of Saratoga Investment Advisors' structuring of the investment process and its ability to provide competent, attentive and efficient service to us. Our executive officers and the employees of Saratoga Investment Advisors have substantial responsibilities in connection with their roles at Saratoga Partners as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Saratoga Investment Advisors may need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of Saratoga Investment Advisors. Any failure to manage our future growth effectively could have a material adverse effect on our business and financial condition.

We are exposed to risks associated with changes in interest rates.

        General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to ten years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Saratoga Investment Advisors' liability is limited under the investment advisory and management agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

        Saratoga Investment Advisors has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors and its officers and employees are not liable to us for their acts, under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect Saratoga Investment Advisors and its officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of Saratoga Investment Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead Saratoga Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

        As discussed below, there is a risk that certain investments that we intend to treat as qualifying assets will be determined to not be eligible for such treatment. Any such determination would have a material adverse effect on our business.

Risks related to our operation as a BDC

Our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, as closed-end investment companies, frequently trade at a discount to net asset value. Our common stock has traded at a discount to our net asset value since shortly after our initial public offering. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

Regulations governing our operation as a BDC will affect our ability to raise additional capital.

        We have indebtedness under the senior secured revolving credit facility we have with Madison Capital Funding and we may issue debt securities or preferred stock, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which could prohibit us from paying dividends and prevent us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

        To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under the senior secured revolving credit facility we have with Madison Capital Funding. Such assets are not available to secure other sources of funding. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain. An inability to obtain additional leverage through secured or unsecured financing of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

        As a BDC for 1940 Act purposes and a RIC for U.S. federal income tax purposes, we intend to make distributions out of assets legally available for distribution on a quarterly basis to our stockholders once such distributions are authorized by our board of directors and declared by us. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that is applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

        If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

We will be subject to corporate-level income tax if we fail to qualify as a RIC.

        We seek to maintain our qualification as a RIC under the Code, which requires us to qualify continuously as a BDC and meet certain source of income, distribution and asset diversification requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We are subject to certain asset coverage ratio requirements under the 1940 Act and covenants under the senior secured revolving credit facility we have with Madison that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. In such case, if we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

        The diversification requirements will be satisfied if we diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other regulated investment companies, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships

        Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of our RIC qualification. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take us time to invest such capital. During this period, we will invest the additional capital in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in first and second lien loans and mezzanine debt.

        If we fail to qualify as a RIC for any reason, all of our taxable income will be subject to U.S. federal income tax at regular corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate a substantial portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in GSCIC CLO that may differ from the distributions paid in respect of our investment in the GSCIC CLO subordinated notes because of the factors set forth above or because distributions on the subordinated notes are contractually required to be diverted for reinvestment or to pay down outstanding indebtedness.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If at least 70% of our investments are not deemed to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business plan.

        If we are to maintain our qualification as a BDC, we must not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. The leveraged loans and mezzanine investments that we seek to acquire generally will constitute qualifying assets because, at the time of our investment, the privately held issuers will not have securities listed on a national securities exchange and the publicly traded issuers will have a market capitalization of less than $250 million.

The floating interest rate features of any indebtedness incurred by us could adversely affect us if interest rates rise.

        Any indebtedness incurred by us will likely bear interest at a floating rate based on an index, such as LIBOR. As a result, if that index increases, our costs under any indebtedness incurred would become more expensive, which could have a material adverse effect on our earnings.

Risks related to our investments

Our investments may be risky, and you could lose all or part of your investment.

        Substantially all of our debt investments hold a non-investment grade rating by Moody's and/or Standard & Poor's or, where not rated by any rating agency, would be below investment grade, if rated. High yield bonds rated below investment grade are commonly referred to as "junk bonds." A below investment grade rating means that, in the rating agency's view, there is an increased risk that the obligor on such debt will be unable to pay interest and repay principal on its debt in full. We also invest in debt that defers or pays paid-in-kind interest. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we generally do not receive any cash prior to maturity of the debt, the investment will be of greater risk.

        In addition, private middle market companies in which we expect to invest are exposed to a number of significant risks, including:

  •
  limited financial resources and an inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  dependence on the management talents and efforts of a small group of persons; the death, disability, resignation or termination of one or more of which could have a material adverse impact on the company and, in turn, on us;

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  less predictable operating results and, possibly, substantial additional capital requirements to support their operations, finance expansion or maintain their competitive position.; and

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  difficulty accessing the capital markets to meet future capital needs.

        In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

        We primarily make investments in private companies. A portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our investment adviser has or could be deemed to have material non-public information regarding such business entity.

The debt securities in which we invest are subject to credit risk and prepayment risk.

        An issuer of debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value.

        Certain debt instruments may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher interest debt instruments with lower interest debt instruments. An issuer may also elect to refinance their debt instruments with lower interest debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may receive less than we paid for such security and we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

Our investment in GSCIC CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

        At May 31, 2010, our investment in the subordinated notes of GSCIC CLO had a fair value of $18.2 million and constituted 31.3% of our portfolio. This investment constitutes a first loss position in a portfolio that, as of May 31, 2010, was composed of $142.2 million in aggregate principal amount of primarily senior secured first lien term loans and $2.9 million in uninvested cash. Interest payments generated from this portfolio will be used to pay the administrative expenses of GSCIC CLO and interest on the debt issued by GSCIC CLO before paying a return on the subordinated notes. Principal payments will be similarly applied to pay administrative expenses of GSCIC CLO and for reinvestment or repayment of GSCIC CLO debt before paying a return on, or repayment of, the subordinated notes. In addition, 80% of our fixed management fee and 100% our incentive management fee is subordinated to the payment of interest and principal on GSCIC CLO's debt. Any losses on the portfolio will accordingly reduce the cash flow available to pay these management fees and provide a return on, or repayment of, our investment. Depending on the amount and timing of such losses we may experience smaller than expected returns and, potentially, the loss of our entire investment.

        As the manager of the portfolio, we will have some ability to direct the composition of the portfolio, but our discretion is limited by the terms of the debt issued by GSCIC CLO, which may limit our ability to make investments that we feel are in the best interests of the subordinated notes, and the availability of suitable investments. The performance of the portfolio is also subject to many of the same risks sets forth in this prospectus with respect to portfolio investments in senior secured first lien term loans.

Available information about privately held companies is limited.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We anticipate making both debt and minority equity investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debtor equity ranking equally with our investments, we would have to share on an equal basis any distributions with other holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

        We may purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long-term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

        There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

  •
  preferred securities are subordinated with respect to corporate income and liquidation payments, and are therefore subject to greater risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

  •
  preferred security holders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

        Although there are limitations on our ability to invest in foreign debt, we may, from time to time, invest in debt of foreign companies, including the debt of emerging market issuers. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments in the debt of emerging market issuers may subject us to additional risks such as inflation, wage and price controls, and the imposition of trade barriers. Furthermore, economic conditions in emerging market countries are, to some extent, influenced by economic and securities market conditions in other emerging market countries. Although economic conditions are different in each country, investors' reaction to developments in one country can have effects on the debt of issuers in other countries.

        Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

        We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may expose us to counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated at an acceptable price.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Risks related to an investment in our shares

Investing in our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

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  loss of RIC qualification;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of any of Saratoga Investment Advisors' key personnel;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

Provisions of our governing documents and the Maryland General Corporation Law could deter future takeover attempts and have an adverse impact on the price of our common stock.

        We are governed by our charter and bylaws, which we refer to as our "governing documents."

        Our governing documents and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a future transaction or change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

        Our charter provides for the classification of our board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control of us or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our board of directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of stock of each class or series, including any reclassified series, our board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our governing documents also provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

  •
  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

  •
  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if our board of directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although our board of directors has adopted such a resolution, there can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our board of directors at any time in the future.

 USE OF PROCEEDS

        We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS

        Our common stock is traded on the New York Stock Exchange under the symbol "SAR." Prior to July 30, 2010, our common stock traded on the New York Stock Exchange under the symbol "GNV." The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The price ranges listed below do not reflect the 1:10 reverse stock split that occurred on August 12, 2010.

		Price Range
				Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
	NAV(1)	High	Low
Year ended February 28, 2011
First Quarter	$3.43	$2.55	$1.70	74.3%	49.6%	$—
Second Quarter (through August 26, 2010)	*	$2.12	$1.44	*	*	$—
Year ended February 28, 2010
First Quarter	$8.85	$4.05	$1.40	45.8%	15.8%	$—
Second Quarter	$6.91	$3.59	$2.03	52.0%	29.4%	$—
Third Quarter	$3.80	$3.80	$1.69	100.0%	44.5%	$0.246
Fourth Quarter	$3.27	$2.27	$1.35	69.4%	41.3%	$—
Year ended February 28, 2009
First Quarter	$11.75	$11.48	$9.25	97.7%	78.7%	$0.39
Second Quarter	$11.05	$11.37	$8.89	102.9%	80.5%	$0.39
Third Quarter	$10.14	$11.12	$0.89	109.7%	8.8%	$—
Fourth Quarter	$8.20	$3.20	$1.42	39.0%	17.3%	$0.25

*
Net asset value has not yet been calculated for this period.

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low sales price divided by net asset value.

(3)
Represents the dividend declared in the specified quarter. We have adopted an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

        The last reported price for our common stock on August 26, 2010 was $18.50 per share. As of August 26, 2010, we had 27 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

        Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering in March 2007, our shares of common stock have at times traded at prices significantly less than our net asset value.

Dividends

        We review dividends to our stockholders on a quarterly basis. Our quarterly distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to a dividend reinvestment plan. However, since January 2009 we have suspended our quarterly dividends and have made only one distribution to our stockholders, in November 2009. Although we continue to review dividends on a quarterly basis, we do not expect to pay a dividend in every quarter. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. For the 2009 calendar year the Company made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2010 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2010, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        We have distributed $2.83 per share of cash dividends to stockholders since we commenced operations in March 2007. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

        Subject to certain conditions, for taxable years ending on or before December 31, 2011, we are permitted to make distributions to our stockholders in the form of shares of our common stock in lieu of cash distributions. The decision to make such distributions will be made by our board of directors.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan (the "Plan") that provides that, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator. The reinvestment of our distributions does not relieve stockholders of any tax that may be payable on such distributions. For U.S. federal income tax purposes, stockholders will be treated as receiving the amount of the distributions made by us, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by us, the fair market value of the shares issued to the stockholder.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

          (1)   If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock's net asset value on that date or (ii) 95% of the market price of our common stock on that date.

          (2)   If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

        You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

        The Plan Administrator maintains all common stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

        There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

        Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Material U.S. Federal Income Tax Considerations".

        If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisory for more information.

        The Plan Administrator's fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the board of directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under Saratoga Investment "Risk Factors" and "Note about Forward-Looking Statements" appearing elsewhere herein.

Overview

        We are a Maryland corporation that has elected to be treated as a BDC. Our investment objectives are to generate current income and capital appreciation by primarily investing in debt and equity securities of middle market companies. We have elected and qualified to be treated as a RIC under subchapter M of the Code.

Corporate History

        We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed its initial public offering of shares on March 28, 2007. Prior to July 30, 2010, GSC Investment Corp. was externally managed and advised by GSCP (NJ), L.P. As a result of a default under the revolving securitized credit facility GSC Investment Corp. had with Deutsche Bank, New York Branch, its lender had the right to accelerate repayment of the outstanding indebtedness under such credit facility and to foreclose and liquidate the collateral pledged thereunder. As a result, in December 2008, GSC Investment Corp. engaged the investment banking firm of Stifel, Nicolaus & Company, to evaluate strategic transaction opportunities and consider alternatives. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement ("the Stock Purchase Agreement") with Saratoga Investment Advisors, CLO Partners LLC and individuals associated with such entities (together, the "Investors") and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under the debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC ("Madison Capital Funding"), indicating Madison Capital Funding's willingness to provide us with a $40 million senior secured revolving credit facility (the "Replacement Facility"), subject to the satisfaction of certain terms and conditions.

        On July 30, 2010, the transaction with Saratoga Investment Advisors (the "Saratoga Transaction") was completed, and included the following actions:

  •
  the private sale of 980,259 shares of our common stock, on a split-adjusted basis, for $15 million in aggregate purchase price at an offering price of $15.20 per share to the Investors;

  •
  the closing of the Replacement Facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the Investors;

  •
  the execution of a trademark license agreement with Saratoga Investment Advisors; and

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with Saratoga Investment Advisors by executing the investment advisory and management agreement, which was approved by our stockholders, and an administration agreement. We and GSCP (NJ), L.P. entered into a termination and release agreement, effective as of the closing, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the Saratoga Transaction but continued to receive the base management fees earned through the date of the closing.

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of Saratoga Investment Advisors, as members of the board of directors;

  •
  the resignations of all officers of GSC Investment Corp. and the appointment by the board of directors of Mr. Oberbeck as our Chief Executive Officer and Mr. Petrocelli as our Chief Financial Officer and Chief Compliance Officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the Saratoga Transaction and a portion of the funds available to us under the Replacement Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under GSC Investment Corp.'s former revolving securitized credit facility with Deutsche Bank, New York Branch.

        On August 12, 2010, we effected a one-for-ten reverse stock split, pursuant to which each stockholder received one share of our common stock in exchange for every ten shares owned at that time.

        As a result of the Saratoga Transaction, individuals affiliated with Saratoga Investment Advisors and Saratoga Partners, including Messrs. Oberbeck and Petrocelli, hold approximately 36.8% of the outstanding shares of our common stock.

  Revenues

        We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of first and second lien term loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases our debt investments may provide for a portion of the interest to be paid-in-kind ("PIK"). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

        Pursuant to an agreement with our former investment adviser, GSCP (NJ), L.P., entered into on October 17, 2006, prior to becoming a BDC, we acquired the right to act as investment adviser to CDO Fund III and collect the management fees related thereto from March 20, 2007 until the liquidation of the CDO Fund III assets. We paid GSCP (NJ), L.P. a fair market price of $0.1 million for the right to act as investment adviser to CDO Fund III.

        On January 22, 2008 we entered into a collateral management agreement with GSCIC CLO pursuant to which we act as its collateral manager and receive a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of GSCIC CLO's assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the GSCIC CLO subordinated notes receive an internal rate of return equal to or greater than 12%.

        We recognize interest income on our investment in the subordinated notes of GSCIC CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

  Expenses

        Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator's overhead. Our allocable portion is based on the ratio of our total assets to the total assets administered by our administrator. Our investment advisory and management fees compensate Saratoga Investment Advisors for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by Saratoga Investment Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on its prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  and administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

        Under the investment advisory and management with Saratoga Investment Advisors, Saratoga Investment Advisors is paid a base management fee and certain incentive fees, if applicable. The base management fee will be paid quarterly in arrears, and be equal to 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and be calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

        The incentive fee will have the following two parts:

          The first part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a "hurdle rate" of 1.875% per quarter (7.5% annualized), subject to a "catch up" provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

          We will pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; or (B) (i) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (ii) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B)(i) as the "catch-up." Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors shall be entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision.

          These calculations will be appropriately pro-rated when such calculations are applicable for any period of less than three months.

          The second part of the Incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory and management agreement), and will be calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from May 31, 2010. If such amount is positive at the end of such year, then the capital gains fee for such year is equal to 20% of such amount, less the cumulative aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then there is no capital gains fee for such year.

          Under the investment advisory and management agreement, the capital gains portion of the incentive fee will be reset based on realized gains and realized and unrealized losses from May 31, 2010 because our realized gains and realized and unrealized losses will be calculated from such date. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for our realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        To the extent that any of our leveraged loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

Portfolio and Investment Activity

        The Saratoga Transaction closed on July 30, 2010. Therefore, the results of operations shown below as well as the financial statements included in this prospectus do not reflect the changes to our business that occurred as a result of the Saratoga Transaction.

Corporate Debt Portfolio Overview(1)

	At May 31, 2010	At February 28, 2010	At February 28, 2009	At February 29, 2008
	($ in millions)
Number of investments	36	38	42	43
Number of portfolio companies	25	27	35	36
Average investment size	$2.0	$1.9	$2.3	$3.3
Weighted average maturity	2.3 years	2.5 years	3.3 years	3.8 years
Number of industries	18	19	22	23
Average investment per portfolio company	$2.9	$2.7	$2.8	$4.0
Non-Performing or delinquent investments	$14.3	$18.5	$0.4	$—
Fixed rate debt (% of interest bearing portfolio)	$33.2 (48.6)%	$33.0 (46.9)%	$40.3 (41.8)%	$57.0 (39.6)%
Weighted average current coupon	11.6%	11.6%	11.7%	11.6%
Floating rate debt (% of interest bearing portfolio)	$35.1 (51.4)%	$37.4 (53.1)%	$56.2 (58.2)%	$86.8 (60.4)%
Weighted average current spread over LIBOR	7.8%	7.6%	5.9%	5.6%

(1)
Excludes our investment in the subordinated notes of GSCIC CLO and investments in common stocks and limited partnership interests.

        During the fiscal year ended February 28, 2010, we made no investments in new or existing portfolio companies and had $15.2 million in aggregate amount of exits and repayments resulting in net repayments of $15.2 million for the year. During the three months ended May 31, 2010, we made no investments in new or existing portfolio companies and had $2.7 million in aggregate amount of exits and repayments resulting in net repayments of $2.7 million for the period. During the three months ended May 31, 2009, we made no investments in new or existing portfolio companies and had $0.3 million in aggregate amount of exits and repayments resulting in net repayments of $0.3 million for the period.

        During the fiscal year ended February 28, 2009, we made 17 investments in an aggregate amount of $23.1 million in new portfolio companies and $5.2 million in investments in existing portfolio companies. Also during the fiscal year ended February 28, 2009, we had $49.2 million in aggregate amount of exits and repayments resulting in net repayments of $20.9 million for the year.

        During the fiscal year ended February 29, 2008, we made 144 investments in an aggregate amount of $314.0 million. Also during the fiscal year ended February 29, 2008, we had $141.8 million in aggregate amount of exits and repayments, resulting in net investments of $172.2 million in aggregate amount for the year.

        Our portfolio composition at May 31, 2010, February 28, 2010 and February 29, 2009 was as follows:

Portfolio Composition

	At May 31, 2010		At February 28, 2010		At February 28, 2009
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
First lien term loans	15.4%	9.7%	18.6%	8.6%	14.4%	6.8%
Second lien term loans	23.1	8.1	22.7	8.1	34.5	9.0
Senior secured notes	32.7	11.6	31.0	11.6	21.7	11.6
Unsecured notes	4.8	12.2	6.4	12.2	10.4	12.3
GSCIC CLO subordinated notes	20.2	9.7	18.7	8.3	18.8	12.2
Equity interests	3.8	N/A	2.6	N/A	0.1	N/A
Limited partnership interests	—	N/A	—	N/A	0.1	N/A

Total	100.0%	9.8%	100.0%	9.3%	100.0%	10.2%

        Our investment in the subordinated notes of GSCIC CLO represents a first loss position in a portfolio that, at May 31, 2010, February 28, 2010 and 2009, was composed of $406.0, $387.1 and $416.0 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See Part I, Item 1A "Risk Factors—Risks related to our investments—Our investment in GSCIC CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility") We do not consolidate the GSCIC CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying GSCIC CLO portfolio investments. However, at May 31, 2010 and February 28, 2010, three and five GSCIC CLO portfolio investments were in default and over 91.8% and over 92.3%, respectively, of the GSCIC CLO portfolio investments had a CMR (as defined below) color rating of green or yellow.

        We have historically graded all of our investments using an internally developed credit and monitoring rating system ("CMR"). Prior to November 30, 2009 the CMR rating consists of two components: (i) a numerical debt score and (ii) a corporate letter rating. The numerical debt score is based on the objective evaluation of six risk categories: (i) leverage, (ii) seniority in the capital structure, (iii) fixed charge coverage ratio, (iv) debt service coverage/liquidity, (v) operating performance, and (vi) business/industry risk. The numerical debt score ranges from 1.00 to 5.00, which can generally be characterized as follows:

  •
  1.00 - 2.00 represents investments that hold senior positions in the capital structure and, typically, have low financial leverage and/or strong historical operating performance;

  •
  2.00 - 3.00 represents investments that hold relatively senior positions in the capital structure, either senior secured, senior unsecured, or senior subordinate, and have moderate financial leverage and/or are performing at or above expectations;

  •
  3.00 - 4.00 represents investments that are junior in the capital structure, have moderate financial leverage and/or are performing at or below expectations; and

  •
  4.00 - 5.00 represents investments that are highly leveraged and/or have poor operating performance.

        The numerical debt score is designed to produce higher scores for debt positions that are more subordinate in the capital structure. Therefore, second lien term loans, high-yield bonds and mezzanine debt will generally be assigned scores of 2.25 or higher.

        The CMR also consists of a corporate letter rating whereby each credit is assigned a letter rating based on several subjective criteria, including perceived financial and operating strength and covenant compliance. The corporate letter ratings range from (A) through (F) and are characterized as follows: (A) equals strong credit, (B) equals satisfactory credit, (C) equals special attention credit, (D) equals payment default risk, (E) equals payment default, (F) equals restructured equity security.

        Effective November 30, 2009, the CMR consisted of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—strong credit; (Yellow)—satisfactory credit; (Red)—payment default risk, in payment default and/or significant restructuring activity.

        The CMR distribution of our investments at May 31, 2010 and February 28, 2010 was as follows:

Portfolio CMR distribution

	At May 31, 2010		At February 28, 2010
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$9,650	10.7%	$9,479	10.6%
Yellow	23,714	26.4	27,763	31.1
Red	34,941	38.9	33,222	37.2
N/A(1)	21,623	24.0	18,909	21.1

Total	$89,928	100.0%	$89,373	100.0%

(1)
Comprised of our investments in the subordinated notes of GSCIC CLO, equity interests, and limited partnership interests.

        The CMR distribution of our investments, using the legacy rating components, at February 28, 2009 was as follows:

Portfolio CMR Distribution

	At February 28, 2009
Numerical Debt Score	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
1.00 - 1.99	$8,941	7.5%
2.00 - 2.99	33,831	28.5
3.00 - 3.99	49,076	41.2
4.00 - 4.99	4,614	3.9
5.00	—	—
N/A(1)	22,450	18.9

Total	$118,912	100.0%

	At February 28, 2009
Corporate Letter Rating	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
A	$4,602	3.9%
B	36,818	30.9
C	42,700	35.9
D	11,668	9.8
E	674	0.6
F	—	—
N/A(1)	22,450	18.9

Total	$118,912	100.0%

(1)
Predominantly comprised of our investment in the subordinated notes of GSCIC CLO.

        The following table shows the portfolio composition by industry grouping at fair value at May 31, 2010 and February 28, 2010.

Portfolio composition by industry grouping at fair value

	At May 31, 2010		At February 28, 2010
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Structured Finance Securities(1)	$18,209	20.2%	$16,698	18.7%
Packaging	9,550	10.6	9,791	11.0
Consumer Products	7,360	8.2	7,508	8.4
Healthcare Services	7,347	8.2	7,190	8.0
Apparel	7,082	7.9	6,910	7.7
Electronics	6,728	7.5	6,617	7.4
Manufacturing	5,996	6.7	6,399	7.2
Publishing	5,876	6.5	6,710	7.5
Metals	4,550	5.1	3,794	4.3
Homebuilding	4,466	5.0	3,634	4.1
Natural Resources	3,421	3.8	2,989	3.3
Environmental	2,354	2.6	2,060	2.3
Logistics	2,070	2.3	2,230	2.5
Food and Beverage	1,717	1.9	1,697	1.9
Financial Services	1,206	1.3	984	1.1
Oil and Gas	610	0.7	1,129	1.2
Education	568	0.6	634	0.7
Building Products	553	0.6	530	0.6
Consumer Services	265	0.3	255	0.3
Printing	—	—	1,614	1.8

Total	$89,928	100.0%	$89,373	100.0%

(1)
Comprised of our investment in the subordinated notes of GSCIC CLO.

        The following table shows the portfolio composition by geographic location at fair value at May 31, 2010 and February 28, 2010. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Portfolio Composition by Geographic Location at Fair Value

	At May 31, 2010		At February 28, 2010
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Midwest	$22,591	25.1%	$23,637	26.5%
Other(1)	18,209	20.2	16,698	18.7
West	15,618	17.4	14,695	16.4
International	12,971	14.4	12,781	14.3
Northeast	11,271	12.6	11,631	13.0
Southeast	9,268	10.3	9,931	11.1

Total	$89,928	100.0%	$89,373	100.0%

(1)
Comprised of our investment in the subordinated notes of GSCIC CLO.

Results of Operations

  For the three months ended May 31, 2010 and 2009

        Operating results for the three months ended May 31, 2010 and 2009 are as follows;

	For the Three Months Ended
	May 31, 2010	May 31, 2009
	($ in thousands)
Total investment income	$2,811	$4,764
Total expenses before waiver and reimbursement	2,964	2,372
Total expense waiver and reimbursement	(155)	(172)
Total expenses net of expense waiver and reimbursement	2,808	2,200

Net investment income	2	2,564
Net realized losses	(2,551)	(5)
Net unrealized gains	5,204	2,805

Net increase in net assets resulting from operations	$2,655	$5,364

  Investment income

        The composition of our investment income for the three months ended May 31, 2010 and 2009 was as follows:

Investment Income

	For the Three Months Ended
	May 31, 2010	May 31, 2009
	($ in thousands)
Interest from investments	$2,270	$4,187
Management of GSCIC CLO	507	521
Interest from cash and cash equivalents and other income	34	56

Total	$2,811	$4,764

        For the three months ended May 31, 2010, total investment income decreased $2.0 million, or 41.0% compared to the three months ended May 31, 2009. The decrease is predominantly attributable to an increase in the allowance for impaired loans and bonds, a decrease in the effective interest rate earned on our investment in the subordinated notes of GSCIC CLO, and a smaller total average portfolio. The allowance for impaired loans and bonds increased to $1.1 million, for the three months ended May 31, 2010 from $0.3 million for the three months ended May 31, 2009. Interest income from our investment in the subordinated notes of GSCIC CLO decreased $0.2 million, or 24.8%, to $0.7 million for the three months ended May 31, 2010 from $0.9 million for the three months ended May 31, 2009.

        For the three months ended May 31, 2010 and 2009, total PIK income was $0.4 million, and $0.2 million, respectively.

  Operating Expenses

        The composition of our operating expenses for the three months ended May 31, 2010 and 2009 was as follows:

Operating Expenses

	For the Three Months Ended
	May 31, 2010	May 31, 2009
	($ in thousand)
Interest and credit facility expense	$831	$643
Base management fees	411	548
Professional fees	1,143	340
Incentive management fees	—	322
Administrator expenses	155	172
Insurance expenses	195	206
Directors fees	165	82
General and administrative expenses	64	59

Total operating expenses before manager waiver and reimbursement	$2,964	$2,372

        For the three months ended May 31, 2010, total operating expenses before manager expense waiver and reimbursement increased $0.6 million, or 24.9% compared to the three months ended May 31, 2009.

        For the three months ended May 31, 2010, the increase in interest and credit facility expense is primarily attributable to an increase in the interest rate on our credit facility from the commercial paper rate plus 70 basis points to the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00%, as a result of our July 30, 2009 event of default (please see "—Financial Condition, Liquidity and Capital Resources" below for more information). For the three months ended May 31, 2010, the weighted average interest rate on the Revolving Facility was 9.25% compared to 3.85% for the three months ended May 31, 2009.

        For the three months ended May 31, 2010, base management fees decreased $0.1 million, or 24.9% compared to the three months ended May 31, 2009. The reduction in base management fees results from the decrease in the average value of our total net assets and the continued reduction in the total portfolio size.

        For the three months ended May 31, 2010, professional fees increased $0.8 million, or 236.3% compared to the three months ended May 31, 2009. The increase in professional fees is attributable to additional legal and professional fees associated with the evaluation of strategic transaction opportunities including the Saratoga Transaction.

        For the three months ended May 31, 2010, incentive management fees decreased $0.3 million, or 100.0% compared to the three months ended May 31, 2009. The decrease in incentive management fees is primarily attributable to the decrease in investment income and the increase in operating expenses which resulted in a failure to meet the quarterly hurdle rate of 1.875% for the quarter ended May 31, 2010 resulting in no incentive management fees for the quarter.

  Net Realized Gains/Losses from Investments

        For the three months ended May 31, 2010, the Company had $2.7 million of sales, repayments, exits or restructurings resulting in $2.6 million of net realized losses. The most significant realized gains and losses during the three months ended May 31, 2010 were as follows:

Three months ended May 31, 2010

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Custom Direct, Inc.	First Lien Term Loan	$1,832	$(1,535)	$297
Legacy Cabinets, Inc.	Second Lien Term Loan	139	(2,002)	(1,863)
Legacy Cabinets, Inc.	First Lien Term Loan	502	(1,496)	(994)

        For the three months ended May 31, 2009, the Company had $0.3 million of sales, repayments or exits resulting in $5,152 of net realized losses. The most significant realized gains and losses during the three months ended May 31, 2009 were as follows:

Three months ended May 31, 2009

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Loss
		($ in thousands)
IPC Systems, Inc.	First Lien Term Loan	$14	$(19)	$(5)

  Net Unrealized Appreciation/Depreciation on Investments

        For the three months ended May 31, 2010, the Company had net unrealized appreciation of $5.2 million, which was comprised of $5.3 million in unrealized appreciation, $3.2 million in unrealized depreciation and $3.1 million related to the reversal of prior period net unrealized depreciation recorded upon the exit of an investment. The most significant changes in net unrealized appreciation and depreciation for the three months ended May 31, 2010 are as follows:

Three months ended May 31, 2010

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	Quarterly Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
GSCIC CLO	Other/Structured Finance Securities	$29,233	$18,209	$(11,024)	$1,510
McMillin Companies, LLC	Senior Secured Notes	7,356	4,466	(2,890)	809
Elyria Foundry Company, LLC	Senior Secured Notes	4,889	4,550	(339)	751
Grant U.S. Holdings, LLP	Second Lien Term Loan	6,349	592	(5,757)	434
USS Mergerco, Inc.	Common Stock	3,159	2,355	(804)	294
Jason Incorporated	Unsecured Notes	13,700	1,096	(12,604)	(592)
Energy Alloys, LLC	Second Lien Term Loan	6,285	610	(5,675)	(565)
Penton Media, Inc.	First Lien Term Loan	3,952	3,449	(503)	(503)

        The $1.5 million decrease in net unrealized depreciation in our investment in the GSCIC subordinated notes was due to changes in various assumptions, such as portfolio default rate, recovery rate on defaults and portfolio prepayment rate, used in our discounted cash flow model. These changes were made in accordance with current market practice for CLO equity investments and not as a result of any change in the underlying GSCIC portfolio. The decrease in unrealized depreciation in our investments in McMillin Companies, LLC and Elyria Foundry Company, LLC, were due to an improvement in the outlook for these companies. The increase in unrealized depreciation in our investments in Jason Incorporated and Energy Alloy were due to declining prospects for each of the companies. The change in the fair values of our investments in Grant U.S. Holdings and Penton Media, Inc were due to fluctuations in the market quotations obtained for these investments compared to the prior period.

        For the three months ended May 31, 2009, the Company had net unrealized appreciation of $2.8 million, which was comprised of $8.0 million in unrealized appreciation and $5.2 million in unrealized depreciation The most significant changes in net unrealized appreciation and depreciation for the three months ended May 31, 2009 are as follows:

Three months ended May 31, 2009

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	Quarterly Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Terphane Holdings Corp.	Senior Secured Notes	$10,435	$8,568	$(1,867)	$870
Penton Media, Inc.	First Lien Term Loan	3,770	2,915	(855)	861
IDI Acquisition Corp.	Senior Secured Notes	3,638	3,207	(431)	764
USS Mergerco, Inc.	Second Lien Term Loan	5,852	4,328	(1,524)	731
GSCIC CLO	Other/Structured Finance Securities	29,233	19,208	(10,025)	(2,461)
Grant U.S. Holdings LLP	Second Lien Term Loan	6,189	795	(5,394)	(1,643)
Targus Holdings Corp	Second Lien Term Loan	4,786	2,573	(2,213)	(563)

  Net Unrealized Appreciation/Depreciation on Derivatives

        For the three months ended May 31, 2010, changes in the value of the interest rate caps resulted in an unrealized depreciation of $19,869 versus an unrealized appreciation of $35,687 for the three months ended May 31, 2009.

  Changes in Net Asset Value from Operations

        For the three months ended May 31, 2010 and 2009, we recorded a net increase in net assets resulting from operations of $2.7 million and $5.4 million, respectively. Based on 16,940,109 weighted average common shares outstanding as of May 31, 2010, our per share net increase in net assets resulting from operations was $0.16 for the three months ended May 31, 2010. This compares to a per share increase in net assets resulting from operations of $0.65 for the three months ended May 31, 2009 based on 8,291,384 weighted average common shares outstanding as of May 31, 2009.

  For the years ended February 28, 2010 and 2009 and February 29, 2008

        Operating results for the years ended February 28, 2010 and 2009 and February 29, 2008 are as follows;

	For The Year Ended
	February 28, 2010	February 28, 2009	February 29, 2008
	($ in thousands)
Total investment income	$15,617	$23,387	$21,386
Total expenses before waiver and reimbursement	10,547	10,431	12,339
Total expense waiver and reimbursement	(671)	(1,010)	(1,789)
Total expenses net of expense waiver and reimbursement	9,876	9,421	10,550

Net investment income before income taxes	5,741	13,966	10,836
Income tax expense, including excise tax	(27)	(140)	(89)

Net investment income	5,714	13,826	10,747
Net realized gains (losses)	(6,654)	(7,143)	3,908
Net unrealized losses	(9,523)	(27,998)	(20,106)

Net decrease in net assets resulting from operations	$(10,463)	$(21,315)	$(5,451)

  Investment Income

        The composition of our investment income in each period was as follows:

Investment Income

	February 28, 2010	February 28, 2009	February 29, 2008
	($ in thousands)
Interest from investments	$13,300	$20,967	$20,378
Management of GSCIC CLO	2,057	2,050	599
Interest from cash and cash equivalents and other income	260	370	409

Total	$15,617	$23,387	$21,386

        For the year ended February 28, 2010, total investment income decreased $7.8 million, or 33% compared to the fiscal year ended February 28, 2009. The decrease is predominantly attributable to a decrease in the effective interest rate earned on our investment in the subordinated notes of GSCIC CLO, an increase in the allowance for impaired loans and bonds, and a smaller total average portfolio. Interest income from our investment in the subordinated notes of GSCIC CLO decreased $2.0 million, or 45%, to $2.4 million for the year ended February 28, 2010 from $4.4 million for the fiscal year ended February 28, 2009. The allowance for impaired loans and bonds increased $2.1 million, for the year ended February 28, 2010 from no allowance for the fiscal year ended February 28, 2009.

        For the year ended February 28, 2009, total investment income increased $2.0 million, or 9.3% compared to the fiscal year ended February 29, 2008. The increase is predominantly attributable to the management fee earned from GSCIC CLO during the fiscal year ended February 28, 2009 and the Company's being operational for only eleven months during the fiscal year ended February 29, 2008.

        For the fiscal years ended February 28, 2010 and 2009 and February 29, 2008, total PIK income was $0.9 million, $0.8 million and $0.4 million, respectively.

  Operating Expenses

        The composition of our operating expenses in each period was as follows:

Operating Expenses

	February 28, 2010	February 28, 2009	February 29, 2008
	($ in thousands)
Interest and credit facility expense	$4,096	$2,605	$5,031
Base management fees	1,951	2,680	2,939
Professional fees	2,071	1,166	1,410
Incentive management fees	328	1,752	711
Administrator expenses	671	961	892
Insurance expenses	870	682	587
Directors fees	295	295	314
General and administrative expenses	265	290	262
Other	—	—	193

Total operating expenses before manager waiver and reimbursement	$10,547	$10,431	$12,339

        For the year ended February 28, 2010, total operating expenses before manager expense waiver and reimbursement increased $0.1 million, or 1.1% compared to the fiscal year ended February 28, 2009. For the year ended February 28, 2009, total operating expenses before manager expense waiver and reimbursement decreased $1.9 million, or 15.4% compared to the fiscal year ended February 29, 2008.

        For the year ended February 28, 2010, the increase in interest and credit facility expense is primarily attributable to an increase in the interest rate on our credit facility from the commercial paper rate plus 70 basis points to the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00%, and a one time non-cash charge of $0.5 million as a result of the write-off of deferred financing costs on our credit facility, in each case, as a result of our July 30, 2009 event of default (please see "—Financial Condition, Liquidity and Capital Resources" below for more information). For the year ended February 28, 2010, the weighted average interest rate on the Revolving Facility was 6.80% compared to 3.59% for the fiscal year ended February 28, 2009.

        For the year ended February 28, 2009, the decrease in interest and credit facility expense is primarily attributable to decreased borrowing under the Revolving Facility (please see "—Financial Condition, Liquidity and Capital Resources" below for more information).

        For the year ended February 28, 2010, base management fees decreased $0.7 million, or 27.2% compared to the fiscal year ended February 28, 2009. For the year ended February 28, 2009, base management fees decreased $0.3 million, or 8.8% compared to the fiscal year ended February 29, 2008. The reduction in base management fees results from the decrease in the average value of our total net assets and the continued reduction in the total portfolio size.

        For the year ended February 28, 2010, professional fees increased $0.9 million, or 77.6% compared to the fiscal year ended February 28, 2009. The increase in professional fees is attributable to additional legal and professional fees associated with the evaluation of strategic transaction opportunities including the Saratoga Transaction. For the year ended February 28, 2009, professional fees decreased $0.2 million, or 17.3% compared to the fiscal year ended February 29, 2008.

        For the year ended February 28, 2010, incentive management fees decreased $1.4 million, or 81.3% compared to the fiscal year ended February 28, 2009. The decrease in incentive management fees is primarily attributable to the decrease in investment income and the increase in operating expenses which resulted in a failure to meet the quarterly hurdle rate of 1.875% for the quarters ended August 31, 2009 and November 30, 2009 resulting in no incentive management fees for these quarters. In connection with the consummation of the Saratoga Transaction, the outstanding incentive fees owed to GSCP were waived. See "—Overview—Expenses" above for more information.

        For the year ended February 28, 2009, incentive management fees increased $1.0 million, or 146.3%, compared to the fiscal year ended February 29, 2008. The increase in incentive management fees resulted from the combination of higher net investment income and lower operating expenses between the two periods, and was partially offset by a decrease in base management fees resulting from a decrease in the average value of our total net assets, and decreased professional fees.

        For the year ended February 28, 2010, manager expense waiver and reimbursement decreased $0.3 million, or 33.6% compared to the fiscal year ended February 28, 2009. The decrease is primarily attributable to lower total compensation expense incurred by the Administrator relating to the allocation of those persons providing administrative support and services to the Company.

        For the year ended February 28, 2009, manager expense waiver and reimbursement decreased $0.8 million, or 43.5% compared to the fiscal year ended February 28, 2009. The decrease was due to the termination of the expense reimbursement agreement as of March 23, 2008, pursuant to which GSC Group had reimbursed the Company for operating expenses (other than investment advisory and management fees and interest and credit facility expenses) in excess of 1.55% of net assets attributable to common stock.

Net Realized Gains/Losses on Sales of Investments

        For the fiscal year ended February 28, 2010, the Company had $15.2 million of sales, repayments, exits or restructurings resulting in $6.7 million of net realized losses. Net realized losses were comprised of $1.1 million of gross realized gains and $7.8 million of gross realized losses. The most significant realized gains and losses during the year ended February 28, 2010 were as follows:

Fiscal Year Ended February 28, 2010

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Atlantis Plastics Films, Inc.	First Lien Term Loan	$521	$—	$482
Asurion Corporation	First Lien Term Loan	1,930	(1,725)	205
Edgen Murray II, L.P.	Second Lien Term Loan	3,000	(2,832)	168
USS Mergerco, Inc.	Second Lien Term Loan	3,159	(5,847)	(2,688)
Targus Group International, Inc.	Second Lien Term Loan	2,121	(4,793)	(2,672)
Blaze Recycling & Metals, LLC	Senior Secured Notes	1,538	(2,495)	(957)

        For the fiscal year ended February 28, 2009, the Company had $49.2 million of sales, repayments or exits resulting in $7.2 million of net realized losses. Net realized losses were comprised of $0.6 million of gross realized gains and $7.8 million of gross realized losses. The most significant realized gains and losses during the year ended February 28, 2009 were as follows:

Fiscal Year Ended February 28, 2009

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Key Safety Systems	First Lien Term Loan	$2,063	$1,857	$206
SILLC Holdings, LLC	Second Lien Term Loan	23,049	22,878	171
EuroFresh, Inc.	Unsecured Notes	2,880	6,900	(4,020)
Atlantis Plastics Films, Inc.	First Lien Term Loan	3,073	6,053	(2,980)
Claire's Stores, Inc.	First Lien Term Loan	2,103	2,584	(481)
Jason Incorporated	Unsecured Notes	1,581	1,700	(119)

        For the fiscal year ended February 29, 2008, the Company had $141.8 million of sales, repayments or exits resulting in $3.2 million of net realized gains. Net realized gains were comprised of $4.1 million of gross realized gains and $0.9 million of gross realized losses. The most significant realized gains and losses during the year ended February 29, 2008 were as follows:

Fiscal Year Ended February 29, 2008

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Sportcraft, LTD	Second Lien Term Loan	$9,000	$7,302	$1,698
SILLC Holdings, LLC	Senior Secured Notes	22,821	21,838	983
McMillin Companies, LLC	Senior Secured Notes	3,300	3,066	234

Net Unrealized Appreciation/Depreciation on Investments

        For the year ended February 28, 2010, the Company had net unrealized losses of $9.5 million, which was comprised of $7.4 million in unrealized appreciation, $25.5 million in unrealized depreciation and $8.6 million related to the reversal of prior period net unrealized depreciation recorded upon the exit of an investment. The most significant changes in net unrealized appreciation and depreciation for the year ended February 28, 2010 are as follows:

Fiscal Year Ended February 28, 2010

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Terphane Holdings Corp.	Senior Secured Notes	$10,437	$9,791	$(646)	$2,091
Penton Media, Inc.	First Lien Term Loan	3,908	3,478	(430)	1,286
IDI Acquisition Corp.	Senior Secured Notes	3,679	3,621	(58)	1,136
Jason Incorporated	Unsecured Notes	13,700	1,688	(12,012)	(8,190)
GSCIC CLO	Other/Structured Finance Securities	29,233	16,698	(12,535)	(4,970)
Energy Alloys, LLC	Second Lien Term Loan	6,239	1,129	(5,110)	(4,197)

        For the year ended February 28, 2009, the Company had net unrealized losses of $28.0 million, which was comprised of $0.1 million in unrealized appreciation, $36.1 million in unrealized depreciation and $8.0 million related to the reversal of prior period net unrealized depreciation recorded upon the exit of an investment. The most significant changes in net unrealized appreciation and depreciation for the year ended February 28, 2009 are as follows:

Fiscal Year Ended February 28, 2009

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	YTD Change in Unrealized Depreciation
		($ in thousands)
GSCIC CLO	Other/Structured Finance Securities	$29,905	$22,341	$(7,564)	$(6,480)
Jason Incorporated	Unsecured Notes	13,700	9,878	(3,822)	(3,453)
Grant U.S. Holdings LLP	Second Lien Term Loan	6,140	2,388	(3,752)	(2,553)
McMillin Companies, LLC	Unsecured Notes	7,295	3,490	(3,805)	(2,522)
Penton Media, Inc.	First Lien Term Loan	3,724	2,008	(1,716)	(1,906)
Network Communications	Unsecured Notes	5,082	2,503	(2,579)	(1,884)
Terphane Holdings Corp.	Senior Secured Notes	10,431	7,694	(2,737)	(1,863)

        The $6.5 million net unrealized depreciation in our investment in the GSCIC CLO subordinated notes was due to an increase in the assumed portfolio default rate and present value discount rate in our discounted cash flow model. These changes were made to reflect the current market environment for CLO equity investments and not as a result of any change in the underlying GSCIC CLO portfolio.

        For the year ended February 29, 2008, the Company had net unrealized losses of $20.1 million, which was comprised of $0.5 million in unrealized appreciation and $20.6 million in unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation for the year ended February 29, 2008 are as follows:

Fiscal Year Ended February 29, 2008

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	YTD Change in Unrealized Depreciation
		($ in thousands)
Eurofresh, Inc.	Unsecured Notes	$6,891	$3,850	$(3,041)	$(3,041)
SILLC Holdings, LLC	Second Lien Term Loan	22,865	20,283	(2,582)	(2,582)
Atlantis Plastics Films, Inc.	First Lien Term Loan	6,492	4,298	(2,194)	(2,194)
Bankruptcy Management	Second Lien Term Loan	4,902	3,555	(1,347)	(1,347)
McMillin Companies LLC	Unsecured Notes	7,195	5,912	(1,283)	(1,283)
Grant U.S. Holdings LLP	Second Lien Term Loan	5,365	4,167	(1,198)	(1,198)

  Net Realized Gains/Losses on Derivatives

        For the fiscal year ended February 28, 2009, the Company recorded a net realized gain on derivatives of $30,454 relating to our investment in the GSCIC CLO warehouse facility. For the fiscal year ended February 29, 2008, the Company recorded a net realized gain on derivatives of $0.7 million from the same warehouse facility (see "—Off-balance sheet arrangements" below).

  Net Unrealized Appreciation/Depreciation on Derivatives

        For the fiscal year ended February 28, 2010, changes in the value of the interest rate caps purchased pursuant to the credit facilities resulted in an unrealized appreciation of $2,634 versus an unrealized depreciation of $37,221 and $54,266 for the fiscal years ended February 28, 2009 and February 29, 2008.

  Changes in Net Asset Value from Operations

        For the fiscal years ended February 28, 2010 and 2009 and February 29, 2008, we recorded a net decrease in net assets resulting from operations of $10.5 million, $21.3 million and $5.5 million, respectively. Based on 10,613,507 weighted average common shares outstanding as of February 28, 2010, our per share net decrease in net assets resulting from operations was $0.99 for the fiscal year ended February 28, 2010. This compares to a per share decrease in net assets resulting from operations of $2.57 for the fiscal year ended February 28, 2009 (based on 8,291,384 weighted average common shares outstanding as of February 28, 2009) and a per share decrease in net assets resulting from operations of $0.70 for the fiscal year ended February 29, 2008 (based on 7,761,965 weighted average common shares outstanding for the fiscal year ended February 29, 2008).

Financial Condition, Liquidity and Capital Resources

        On April 11, 2007, GSC Investment Corp. entered into a $100.0 million revolving securitized credit facility (the "Revolving Facility"). On May 1, 2007, GSC Investment Corp. entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities"), which was fully drawn at closing. In December 2007, GSC Investment Corp. consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of its portfolio, GSC Investment Corp. terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. In March 2009 GSC Investment Corp. amended the Revolving Credit Facility to decrease the minimum required collateralization and increase the portion of the portfolio that can be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization.

        On July 30, 2009 an event of default under the Revolving Facility occurred. As a result of this event of default, the lender under the Revolving Facility had the right to accelerate repayment of the outstanding indebtedness and to foreclose and liquidate the collateral pledged thereunder.

        As a result of the event of default, the interest rate on the Revolving Facility increased from the commercial paper rate plus 4.00% to an interest rate at February 28, 2010 and May 31, 2010 of 9.25%.

        At May 31, 2010 and February 28, 2010, we had $33.8 million and $37.0 million, respectively, in borrowings under the Revolving Facility versus $59.9 million in borrowings at February 28, 2009.

        On July 30, 2010, we used the net proceeds from the Saratoga Transaction and a portion of the funds available to us under the senior secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. Below is a summary of the terms of the $40 million senior secured revolving credit facility we have with Madison Capital Funding (the "Replacement Facility").

        Availability.    The Company can draw up to the lesser of (i) $40 million (the "Facility Amount") and (ii) the product of the applicable advance rate (which varies from 50% to 75% depending on the type of loan asset) and the value, determined in accordance with the Replacement Facility (the "Adjusted Borrowing Value"), of certain "eligible" loan assets pledged as security for the loan (the "Borrowing Base"), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the "Unfunded Exposure Amount") and (b) outstanding borrowings. Each loan asset held by the Company as of the date on which the Replacement Facility is closed will be valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

        The Replacement Facility contains limitations on the type of loan assets that are "eligible" to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an "eligible" loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

        At any time prior to the second anniversary of the closing of the Replacement Facility and subject to certain conditions, the Company may request an increase in the Facility Amount of up to $60 million for a combined aggregate Facility Amount of $100 million.

        Collateral.    The Replacement Facility is secured by substantially all of the assets of the Company and includes the subordinated notes ("CLO Notes") issued by GSC Investment Corp. CLO 2007 Ltd ("GSCIC CLO") and the Company's rights under the CLO Management Agreement (as defined below).

        Interest Rate and Fees.    Under the Replacement Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 2.00% , plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Replacement Credit Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company is also obligated to pay certain other fees to the lenders in connection with the closing of the Replacement Facility.

        Revolving Period and Maturity Date.    The Company may make and repay borrowings under the Replacement Facility for a period of three years following the closing of the Replacement Facility (the "Revolving Period"). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Replacement Facility are due and payable in full five years after the end of the Revolving Period.

        Collateral Tests.    It is a condition precedent to any borrowing under the Replacement Facility that the principal amount outstanding under the Replacement Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the "Borrowing Base Test"). In addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the "Collateral Tests"):

  •
  Interest Coverage Ratio.  The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Replacement Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Replacement Facility for the last 6 payment periods must equal at least 175%.

  •
  Overcollateralization Ratio.  The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Replacement Facility plus the Unfunded Exposure Amount must equal at least 200%.

  •
  Weighted Average FMV Test.  The aggregate adjusted or weighted value of "eligible" pledged loan assets as a percentage of the aggregate outstanding principal balance of "eligible" pledged loan assets must be equal to or greater than 72% and 80% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85% at all times thereafter.

        The Replacement Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company's breach of its representation and warranty that pledged loan assets included in the Borrowing Base are "eligible" loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

        Priority of Payments.    During the Revolving Period, the priority of payments provisions of the Replacement Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

        Reserve Account.    The Replacement Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets which do not pay cash interest at least quarterly exceeds 15% of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

        Unfunded Exposure Account.    With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the "Unfunded Exposure Account") 100% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Replacement Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

        Operating Expenses.    The priority of payments provision of the Replacement Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5% or the percentage increase in the fair market value of all the Company's assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Replacement Facility. Upon the occurrence of a Manager Event

(described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

        Events of Default.    The Replacement Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Replacement Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Replacement Facility include, among other things, the following:

  •
  an Interest Coverage Ratio of less than 150%;

  •
  an Overcollateralization Ratio of less than 175%;

  •
  the removal of any independent director of the Company without "cause" or without giving prior written notice to the administrative agent, or the appointment of an independent director of the Company who is not provided by a nationally recognized service reasonably acceptable to the administrative agent without the consent of the administrative agent;

  •
  the filing of certain ERISA or tax liens;

  •
  the occurrence of certain "Manager Events" such as:

  •
  failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5,000,000 at any time prior to the third anniversary of the closing date;

  •
  failure of the management agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

  •
  indictment or conviction of Saratoga Investment Advisors or any "key person" for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any "key person" and, in the case of "key persons," without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

  •
  resignation, termination, disability or death of a "key person" or failure of any "key person" to provide active participation in Saratoga Investment Advisors' daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

  •
  occurrence of any event constituting "cause" under the Collateral Management Agreement between the Company and GSCIC CLO (the "CLO Management Agreement"), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement

        Conditions to Acquisitions and Pledges of Loan Assets.    The Replacement Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors' policies, personnel and processes relating to the loan assets.

        Conditions to Closing of the Replacement Facility.    The closing of the Replacement Facility and the funding of any borrowing requests by the Company on the closing date is subject to the satisfaction or waiver of the following conditions on or prior to the closing date of the Replacement Facility:

  •
  negotiation and delivery of a fully-executed Credit Agreement and such other documents and legal opinions reasonably requested by Madison Capital Funding in form and substance reasonably satisfactory to Madison Capital Funding;

  •
  payment by the Company of all requisite fees and expenses payable on or prior to the closing date and reimbursement by the Company of all reasonable fees, costs and expenses incurred by Madison Capital Funding in connection with the Replacement Facility;

  •
  there being no event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in the Stock Purchase Agreement) since November 30, 2009;

  •
  there being no material adverse change (in the reasonable opinion of Madison Capital Funding) in the portfolio of collateral securing the Replacement Facility since November 30, 2009;

  •
  payment on a current basis of all senior and subordinated collateral management fees owing under the CLO Management Agreement;

  •
  after giving effect to all borrowings on the closing date and payment of all requisite fees and expenses payable on such date, availability under the Replacement Facility shall equal at least $3,000,000;

  •
  the occurrence of the recapitalization of the Company as contemplated by the Stock Purchase Agreement;

  •
  the Company's certification in the relevant borrowing notice (a) that certain representations and warranties set forth in the Credit Agreement are true and correct on and as of such date (or an earlier date if so specified) before and after giving effect to the requested borrowings and (b) that no event has occurred or would result from the requested borrowings that constitutes an Event of Default or a default;

  •
  a "termination date" (pursuant to which, among other things, the commitments under the Replacement Facility would be terminated) shall not have occurred under the Replacement Facility;

  •
  the satisfaction of the Collateral Tests before and after giving effect to the requested borrowings; and

  •
  the sum of the outstanding borrowings and the Unfunded Exposure Amount after giving effect to the requested borrowings shall not exceed the Facility Amount.

        Fees and Expenses.    The Company paid certain fees and reimbursed Madison Capital Funding for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding in connection with the Replacement Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the Saratoga Transaction. These amounts totaled $1,613,314.

        Our asset coverage ratio, as defined in the 1940 Act, was 250%, 215% and 225% for the years ended February 28, 2010 and 2009 and February 29, 2008, respectively and 272% as of May 31, 2010.

        At May 31, 2010, February 28, 2010 and 2009 and February 29, 2008, the fair value of investments, cash and cash equivalents and cash and cash equivalents, securitization accounts were as follows:

	At May 31, 2010		At February 28, 2010		At February 28, 2009		February 29, 2008
	Fair Value	Percent of Total	Fair Value	Percent of Total	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$2,928	3.2%	$3,352	3.6%	$6,356	5.0%	$1,073	0.6%
Cash and cash equivalents, securitization accounts	379	0.4	226	0.2	1,178	0.9	14,581	7.7
First lien term loans	13,830	14.8	16,653	17.9	17,118	13.5	26,362	14.0
Second lien term loans	20,794	22.3	20,267	21.8	41,043	32.5	62,446	33.1
Senior secured notes	29,372	31.5	27,742	29.9	25,832	20.4	31,657	16.8
Unsecured notes	4,308	4.6	5,690	6.1	12,381	9.8	23,280	12.4
Structured finance securities	18,209	19.5	16,698	18.0	22,341	17.7	28,915	15.3
Common stock	3,415	3.7	2,323	2.5	89	0.1	—	—
Other/limited partnership interests	—	—	—	—	109	0.1	176	0.1

Total	$93,235	100.0%	$92,951	100.0%	$126,447	100.0%	$188,490	100.0%

        On November 13, 2009, our board of directors declared a dividend of $1.825 per share payable on December 31, 2009, to common stockholders of record on November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

        Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

        On December 8, 2008, our board of directors declared a cash dividend of $0.25 per share payable on December 29, 2008, to common stockholders of record on December 18, 2008.

        During the quarter ended May 31, 2010, we did not make any dividend declarations.

  Contractual Obligations

        The following table shows our payment obligations for repayment of debt and other contractual obligations at February 28, 2010:

		Payment Due by Period
	Total	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$36,992	$36,992	$—	$—	$—

Off-Balance Sheet Arrangements

        At May 31, 2010, February 28, 2010 and 2009, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following tables as of February 28, 2010, 2009 and 2008. The report of our predecessor, GSC Investment Corp.'s independent registered public accounting firm on the senior securities table as of February 28, 2010 is attached as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
2010	$36,992	$2.50	—	N/A
2009	58,995	2.15	—	N/A
2008	78,450	2.25	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading.

 BUSINESS

General

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objectives are to generate current income and capital appreciation through debt and equity investments. Our operations are managed and advised by our investment adviser, Saratoga Investment Advisors pursuant to an investment advisory and management agreement.

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

        As of May 31, 2010, we had investments in 28 portfolio companies with an aggregate fair value of $89.9 million. For the three months ended May 31, 2010, the weighted average yield on all of our outstanding debt investments was approximately 10.5%. As of May 31, 2010, we held equity investments consisting of common stock, preferred stock and warrants to purchase common stock with an aggregate fair value of $3.4 million.

        We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "the Code". As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

About Saratoga Investment Advisors

        Our investment adviser is Saratoga Investment Advisors, a Delaware limited liability company, which is an affiliate of Saratoga Partners and was formed in connection with the Saratoga Transaction, as described below. Saratoga Investment Advisors is an investment adviser that has registered with the SEC pursuant to the Advisers Act. Saratoga Partners was established in 1984 to be the middle-market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read & Co. Inc. since 1998. Saratoga Partners has a 25-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, mezzanine investments, and senior and subordinated debt. Christian L. Oberbeck is the Chief Executive Officer of Saratoga Investment Advisors and the Managing Partner of Saratoga Partners and has been a member of its investment committee for 15 years. Mr. Oberbeck is the primary investor in Saratoga Investment Advisors, and CLO Partners LLC is an entity wholly-owned by Mr. Oberbeck. Richard A. Petrocelli is the Chief Financial Officer and Chief Compliance Officer of Saratoga Investment Advisors and a Managing Director of Saratoga Partners.

Our relationship with Saratoga Investment Advisors

        We intend to utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors and its affiliate, Saratoga Partners, to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. The initial term of the investment advisory and management agreement is for two years, with automatic, one-year renewals, subject to approval by our board of directors, a majority of whom are not "interested" directors as defined in the 1940 Act. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us, under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Pursuant to our investment advisory and management agreement, Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee will approve all investments in excess of $5 million made by us by unanimous consent. The investment committee will actively monitor investments in our portfolio. Sale recommendations must be approved by three out of five investment committee members.

        We will pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.75% of our gross assets which shall include assets purchased with borrowed funds but exclude cash or cash equivalents. As a result, Saratoga Investment Advisors will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

        In addition to a base fee, we will pay Saratoga Investment Advisors an incentive fee which will have two parts. First, we will pay Saratoga Investment Advisors our incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed "hurdle rate" of 1.875% per quarter (7.5% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment revenue, if any, that exceeds the "hurdle rate" in any given quarter.

        Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies earned during the calendar quarter, minus our operating expenses for the quarter.

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee will be reset based on realized gains and realized and unrealized losses from May 31, 2010 because our realized gains and realized and unrealized losses will be calculated from such date. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        On July 30, 2010, we entered into a separate administration agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. The administration agreement has an initial term of two years. Under the administration agreement, Saratoga Investment Advisors also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Saratoga Investment Advisors' overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement. Notwithstanding the foregoing, the fees to be paid to Saratoga Investment Advisors for the first year of the term of the administration agreement will be capped at $1 million and the existence of a cap, and the determination of a proper cap amount, in the second year of the term will be determined by the mutual agreement of our independent directors and Saratoga Investment Advisors.

Market opportunity

        We believe the environment for investing in private middle market companies is attractive for the following reasons:

  •
  middle market debt securities are attractive compared to more broadly syndicated debt securities because middle market debt securities generally have more conservative capital structures, tighter financial covenants, better security packages and higher yields;

  •
  established relationships create a high barrier to entry in the middle market financing business. Specifically, private middle market companies and their financial sponsors prefer to access capital from and maintain close and longstanding relationships with a small group of well-known capital providers;

  •
  many private middle market companies prefer to execute transactions with private capital providers, rather than execute high-yield bond transactions in the public markets, which may necessitate SEC compliance and reporting obligations;

  •
  the middle market debt segment is a highly fragmented portion of the leveraged finance market. We believe that many of the largest capital providers in the broader leveraged finance market choose not to participate in middle market lending because of a preference for larger, more liquid transactions; and

  •
  we expect continued strong leverage buyout activity from private equity firms who currently hold large pools of uninvested capital earmarked for acquisitions of private middle market companies. These private equity firms will continue to seek to leverage their investments by combining their equity capital with senior secured loans and mezzanine debt from other sources.

Corporate History

        GSC Investment Corp. commenced operations on March 23, 2007 and completed its initial public offering of shares on March 28, 2007. Prior to July 30, 2010, GSC Investment Corp. was externally managed and advised by GSCP (NJ), L.P. As a result of a default under the revolving securitized credit facility GSC Investment Corp. had with Deutsche Bank, New York Branch, its lender had the right to accelerate repayment of the outstanding indebtedness under such credit facility and to foreclose and liquidate the collateral pledged thereunder. As a result, in December 2008, GSC Investment Corp. engaged the investment banking firm of Stifel, Nicolaus & Company, to evaluate strategic transaction opportunities and consider alternatives. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement ("the Stock Purchase Agreement") with Saratoga Investment Advisors, CLO Partners LLC and individuals associated with such entities (together, the "Investors") and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under the debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC ("Madison Capital Funding"), indicating Madison Capital Funding's willingness to provide us with a

$40 million senior secured revolving credit facility (the "Replacement Facility"), subject to the satisfaction of certain terms and conditions.

        On July 30, 2010, the transaction with Saratoga Investment Advisors (the "Saratoga Transaction") was completed, and included the following actions:

  •
  the private sale of 989,924 shares of our common stock, on a split-adjusted basis, for $15 million in aggregate purchase price at an offering price of $15.20 per share to the Investors;

  •
  the closing of the Replacement Facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the Investors;

  •
  the execution of a trademark license agreement with Saratoga Investment Advisors; and

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with Saratoga Investment Advisors by executing the investment advisory and management agreement, which was approved by our stockholders, and an administration agreement. We and GSCP (NJ), L.P. entered into a termination and release agreement, effective as of the closing, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the Saratoga Transaction but continued to receive the base management fees earned through the date of the closing.

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of Saratoga Investment Advisors, as members of the board of directors;

  •
  the resignations of all officers of GSC Investment Corp. and the appointment by the board of directors of Mr. Oberbeck as our Chief Executive Officer and Mr. Petrocelli as our Chief Financial Officer and Chief Compliance Officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the Saratoga Transaction and a portion of the funds available to us under the Replacement Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under GSC Investment Corp.'s former revolving securitized credit facility with Deutsche Bank, New York Branch.

        On August 12, 2010, we effected a one-for-ten reverse stock split, pursuant to which each stockholder received one share of our common stock in exchange for every ten shares owned at that time.

        As a result of the Saratoga Transaction, individuals affiliated with Saratoga Investment Advisors and Saratoga Partners, including Messrs. Oberbeck and Petrocelli, hold approximately 36.8% of the outstanding shares of our common stock.

Investments

        Our portfolio is comprised primarily of investments in leveraged loans (comprised of both first and second lien term loans) issued by middle market companies. We seek to create a diversified portfolio by investing up to 5% of our total assets in each investment, although the investment sizes may be more or less than the targeted range. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by Moody's Investors Service

("Moody's") and/or Standard & Poor's or, if not rated, would be rated below investment grade if rated. High yield bonds rated below investment grade are commonly referred to as "junk bonds." As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. For purposes of this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA of between $5 million and $50 million. EBITDA represents earnings before net interest expense, income taxes, depreciation and amortization. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of U.S. operating companies whose securities are not listed on a national securities exchange (i.e., New York Stock Exchange, American Stock Exchange and The NASDAQ Global Market), U.S. operating companies with listed securities that have market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions.

        As of May 31, 2010, our portfolio consisted of $89.9 million in investments. As of May 31, 2010, we invested in excess of 5% of our total investments in 6 of the 27 portfolio companies and the GSCIC CLO, but in each case less than 20.2% of the fair value of our total investments, and our five largest portfolio company exposures represented approximately 49.9% of the fair value of our total investments. As part of our long-term strategy, we also anticipate purchasing mezzanine debt and making equity investments in middle market companies.

  Leveraged loans

        Our leveraged loan portfolio is comprised primarily of first lien and second lien term loans. First lien term loans are secured by a first priority perfected security interest on all or substantially all of the assets of the borrower and typically include a first priority pledge of the capital stock of the borrower. First lien term loans hold a first priority with regard to right of payment. Generally, first lien term loans offer floating rate interest payments, have a stated maturity of five to seven years, and have a fixed amortization schedule. First lien term loans generally have restrictive financial and negative covenants. Second lien term loans are secured by a second priority perfected security interest on all or substantially all of the assets of the borrower and typically include a second priority pledge of the capital stock of the borrower. Second lien term loans hold a second priority with regard to right of payment. Second lien term loans offer either floating rate or fixed rate interest payments, generally have a stated maturity of five to eight years, and may or may not have a fixed amortization schedule. Second lien term loans that do not have fixed amortization schedules require payment of the principal amount of the loan upon the maturity date of the loan. Second lien term loans have less restrictive financial and negative covenants than those that govern first lien term loans.

  Mezzanine debt

        Mezzanine debt usually ranks subordinate in priority of payment to senior debt and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Mezzanine debt typically has fixed rate interest payments and a stated maturity of six to eight years and does not have fixed amortization schedules.

        In some cases our debt investments may provide for a portion of the interest payable to be paid-in-kind interest. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

  Equity investments

        Equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor.

Prospective portfolio company characteristics

        Saratoga Investment Advisors identifies and selects and selecting portfolio company investments with one or more of the following characteristics:

  •
  a history of generating stable earnings and strong free cash flow;

  •
  well constructed balance sheets, including an established tangible liquidation value;

  •
  reasonable debt-to-cash flow multiples;

  •
  industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

  •
  capital structures that provide appropriate terms and reasonable covenants.

  Investment selection

        In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify issuers with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors' investment process emphasizes the following:

  •
  bottoms-up, company-specific research and analysis;

  •
  capital preservation, low volatility and minimization of downside risk; and

  •
  investing with experienced management teams that hold meaningful equity ownership in their businesses.

        Saratoga Investment Advisors' investment process generally includes the following steps:

  •
  Initial screening.  A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is more fully analyzed.

  •
  Full analysis.  A full analysis includes:

  •
  Business and Industry analysis—a review of the company's business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

  •
  Company analysis—a review of the company's historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal,

      financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

    •
    Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

  •
  Approval of the group head.  After an investment has been identified and diligence has been completed, a report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior investment professional is in favor of the potential investment, it is presented for the approval of the group head. Additional due diligence with respect to any investment may be conducted by attorneys and independent accountants prior to the closing of the investment, as well as by other outside advisers, as appropriate.

  •
  Approval of the investment committee.  After the approval of the group head, the investment is presented to the investment committee for approval. Sale recommendations made by the investment staff must also be approved by the investment committee. Purchase and sale recommendations over $13 million per issuer require unanimous and majority approval of the investment committee, respectively. [Our Chief Executive Officer, Christian L. Oberbeck, has sole discretionary authority to approve purchases or sales below $13 million per issuer, subject to certain aggregate limits.]

  Investment structure

        In general, Saratoga Investment Advisors intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

  •
  maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

  •
  maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

  •
  debt incurrence prohibitions, limiting a company's ability to re-lever.

        In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

        Saratoga Investment Advisors seeks, where appropriate, to limit the downside potential of our investments by:

  •
  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  requiring companies to use a portion of their excess cash flow to repay debt;

  •
  selecting investments with covenants that incorporate call protection as part of the investment structure; and

  •
  selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

  Valuation process

        We carry our investments at fair value, as determined in good faith by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to make a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as determined in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, if our board or audit committee so request, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in a fair value pricing include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of GSCIC CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CLO subordinated notes or equity, when available.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  each investment is initially valued by the responsible investment professionals and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  the audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  our board of directors discusses the valuations and determines the fair value of each investment in good faith based on the input of Saratoga Investment Advisors, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

  Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors will closely monitor each investment we make and, when appropriate, will conduct a regular dialogue with both the management team and other debtholders and seek specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Partners may take board seats or board observation seats.

Leverage

        In addition to funds available from the issuance of our common stock, we use borrowed funds, known as "leverage," to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. As of May 31, 2010, our asset coverage ratio, as defined in the 1940 Act, was 272.0%.

        In connection with the Saratoga Transaction, we entered into a $40 million senior secured revolving credit facility with Madison Capital Funding. As of August 26, 2010, we had borrowed an aggregate of $20.0 million under the facility with Madison Capital Funding.

Dividends

        We review dividends to our stockholders on a quarterly basis. Our quarterly distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to a dividend reinvestment plan. However, since January 2009 we have suspended our quarterly dividends and have made only one distribution to our stockholders, in November 2009. Although we continue to review dividends on a quarterly basis, we do not expect to pay a dividend in every quarter. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. For the 2009 calendar year the Company made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2010 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2010, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        We have distributed $2.83 per share of cash dividends to stockholders since we commenced operations in March 2007. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

        Subject to certain conditions, for taxable years ending on or before December 31, 2011, we are permitted to make distributions to our stockholders in the form of shares of our common stock in lieu of cash distributions. The decision to make such distributions will be made by our board of directors.

Competition

        Our primary competitors in providing financing to private middle market companies include public and private investment funds, commercial and investment banks and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than us. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which may allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, please see "Risk Factors—Risks related to our business—We operate in a highly competitive market for investment opportunities."

Staffing

        We do not currently have any employees and do not expect to have any employees in the future. Services necessary for our business will be provided by individuals who are employees of Saratoga Investment Advisors or Saratoga Partners, pursuant to the terms of the investment advisory and management agreement and the administration agreement. We reimburse Saratoga Investment Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs, subject to certain limitations. Under the administration agreement, the payments required to be made to the administrator with respect to any fiscal quarter during the first year of the initial term of the agreement will be capped such that the amounts payable to the administrator, together with all of our other operating expenses, will not exceed $1.0 million. The existence of a cap, and the determination of a proper cap amount, in the second year of the term will be determined by the mutual agreement of the independent directors, on our behalf, and the administrator.

Properties

        Our corporate office is located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800.

Legal proceedings

        Neither we nor Saratoga Investment Advisors are currently subject to any material legal proceedings.

 PORTFOLIO COMPANIES

        The following table sets forth certain information as of May 31, 2010 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Name and Address of Portfolio Company Industry		Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment
Abitibi-Consolidated of Canada 1155 Metcalfe St, Ste. 800 Montreal, QC H3B 5H2 Canada	Natural Resources	First Lien Term Loan 11.00% (3/30/2009)	0.7%	$2,948,640	$2,828,925
Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Electronics	Second Lien Term Loan, 6.28% (6/1/2014)	8.0%	$1,825,912	$1,630,000
Bankruptcy Management Solutions, Inc. 8 Corporate Park, Suite 230 Irvine, CA 92606	Financial Services	Second Lien Term Loan 6.60% (7/31/2013)	4.1%	$4,803,746	$1,206,250
Big Train, Inc. 25392 Commercentre Drive Lake Forest, CA 92630	Food and Beverage	First Lien Term Loan 7.75% (3/31/2012)	8.8%	$1,442,978	$1,717,339
Brown Publishing Company 10222 Alliance Road Cincinnati, OH 45242	Publishing	Second Lien Term Loan 8.76% (9/19/2014)	4.9%	$1,198,390	$15,040
CFF Acquisition LLC 8680 Greenback Lane, Suite 220 Orangevale, CA 95662	Consumer Services	First Lien Term Loan 7.50% (7/31/2013)	1.2%	$305,973	$264,667
Elyria Foundry Company, LLC 120 Filbert Street Elyria, OH 44035-5357	Metals	Senior Secured Notes 13.00% (3/1/2013) Warrants	5.0% 0.04%	$4,888,653 —	$4,550,000 —
Energy Alloys, LLC 350 Glenborough, Suite 300 Houston, Texas 77067	Oil and Gas	Second Lien Term Loan 3.00% (6/30/2015) Warrants	15.6% 8.0%	$6,285,070 —	$609,652 —
GFSI Inc 3350 Scott Blvd., Bldg 42 Santa Clara, CA 95054	Apparel	Senior Secured Notes 10.50% (6/1/2011)	7.4%	$7,082,000	$7,082,000
Grant U.S. Holdings LLP 133 Peachtree Street, 14th Floor Atlanta, GA 30303	Natural Resources	Second Lien Term Loan 10.75% (9/20/2013)	3.0%	$6,349,348	$592,409
Group Dekko 2505 Dekko Drive Garrett, IN 46738	Electronics	Second Lien Term Loan 10.50% (1/20/2012)	11.4%	$6,983,429	$5,097,903
GSC Investment Corp. CLO 2007 LTD. 535 Madison Avenue New York, NY 10022	Structured Finance Securities	Other/Structured Finance Securities 9.73% (1/21/2020)	100.0%	$29,233,097	$18,208,657
GSC Partners CDO GP III, LP 535 Madison Avenue New York, NY 10022	Financial Services	100% General Partnership Interest 6.24% Limited Partnership Interest	100.0% 6.24%	— —	— —

Name and Address of Portfolio Company Industry		Title of Securities Held by Us	Percentage of Class Held	Cost of Investment		Fair Value of Investment
Hopkins Manufacturing Corporation 428 Peyton Street, P.O. Box 1157 Emporia, Kansas 66801-1157	Consumer Products	Second Lien Term Loan 7.61% (1/26/2012)	21.0%		$3,248,218		$3,120,000
IDI Acquisition Corp. 222 North Sepulveda Blvd., Suite 740 El Segundo, CA 90245	Healthcare Services	Senior Secured Notes 10.75% (12/15/2011)	5.3%		$3,695,657		$3,724,000
Jason Incorporated 411 East Wisconsin Avenue Milwaukee, WI 53202-4467	Manufacturing	Unsecured Notes 13.00% (11/1/2010) Unsecured Notes 13.00% (11/1/2010)	14.5% 2.1%	$ $	12,000,000 1,700,000	$ $	960,000 136,000
Legacy Cabinets Holdings 100 Legacy Blvd., P.O. Box 730 Eastaboga, AL 36260	Building Products	Common Voting A-1 Common Voting B-1	2.5% 1.6%	$ $	220,900 139,424	$ $	220,900 139,424
Legacy Cabinets, Inc. 100 Legacy Blvd., P.O. Box 730 Eastaboga, AL 36260	Building Products	First Lien Term Loan 7.25% (5/3/2014)	33.4%		$281,644		$192,926
M/C Communications, LLC 101 Huntington Avenue Boston, MA 02199	Education	First Lien Term Loan 6.755% (12/31/2012) Class A Common Stock	88% 0.9%	$ $	834,131 30,241	$ $	554,697 13,306
McMillin Companies LLC 2750 Womble Road San Diego, CA 92106-6111	Homebuilding	Senior Secured Notes 9.53% (10/31/2013)	10.5%		$7,356,428		$4,466,000
Network Communications, Inc. 2305 Newpoint Parkway Lawrenceville, GA 30043	Publishing	Unsecured Notes 10.75% (12/1/2013)	5.0%		$5,065,452		$2,412,500
Penton Media, Inc. 249 W. 17th Street New York, NY 10011	Publishing	First Lien Term Loan 5.00% (8/1/2014)	0.8%		$3,951,945		$3,448,776
PRACS Institute, LTD 4801 Amber Valley Parkway Fargo, ND 58104	Healthcare Services	Second Lien Term Loan 10.00% (4/17/2013)	16.4%		$4,061,460		$3,622,969
Specialized Technology Resources, Inc. 10 Water Street Enfield, CT 06082	Manufacturing	Second Lien Term Loan 7.35% (12/15/2014)	6.7%		$4,807,843		$4,900,000
Targus Group Holdings, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	Unsecured Notes 10.00% (12/14/2015) Common	5.7%	$ $	1,538,235 566,765	$ $	799,882 686,543
Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	First Lien Term Loan 10.25% (11/22/2012)	1.5%		$2,969,724		$2,753,356
Terphane Holdings Corp. 2754 West Park Drive Bloomfield, NY 14469	Packaging	Senior Secured Notes 12.50% (6/15/2010) Senior Secured Notes 12.50% (6/15/2010) Senior Secured Notes 11.92% (6/15/2010)	5.8% 6.1% 0.6%	$ $ $	4,850,000 5,087,250 500,000	$ $ $	4,437,750 4,654,834 457,500
USS Parent Holding Corp. 2711 Centerville Road, Suite 400 Wilmington, New Castle, DE 19808	Environmental	Non Voting Common Stock Voting Common Stock	0.1% 2.0%	$ $	133,002 3,025,798	$ $	99,141 2,255,450

Name and Address of Portfolio Company Industry		Title of Securities Held by Us	Percentage of Class Held	Cost of Investment	Fair Value of Investment
Worldwide Express Operations, LLC 2828 Routh Street, Suite 400 Dallas, TX 75201	Logistics	First Lien Term Loan 10.00% (6/30/2013)	5.9%	$2,831,452	$2,069,603

        Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of May 31, 2010.

        Elyria Foundry Company, LLC—Producer of complex, highly engineered gray and ductile iron castings.

        GFSI Inc—Maker of custom decorated sportswear.

        Group Dekko—Manufacturer of subcomponents for office furniture and transportation end markets.

        GSC Investment Corp. CLO 2007 LTD.—Collateralized loan obligation fund.

        Specialized Technology Resources, Inc.—Provider of quality assurance testing, product development, and supply chain support services for major consumer product retailers.

        Terphane Holdings Corp.—Manufacturer of polyester packaging film.

 MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of 5 members, of whom 3 are not "interested persons" of Saratoga Investment Corp. as defined in Section 2(a)(19) of the 1940 Act. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Executive officers and board of directors

        Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

  Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term	Principal Occupation(s) During Last Five Years	Other Directorships/ Trusteeships Held by Board Member
Independent Directors
Steven M. Looney	60	Director	2007	2013	Managing Director of Peale Davies & Co. Inc.	Sun Healthcare and WH Industries
Charles S. Whitman III	68	Director	2007	2013	Senior counsel (retired) at the law firm of Davis Polk & Wardwell LLP since 2006. Prior to 2006, Mr. Whitman was a Partner in Davis Polk's Corporate Department.	none
G. Cabell Williams	56	Director	2007	2011	Managing General Partner of Williams and Gallagher, a private equity partnership, since 2004.	none
Interested Directors
Christian L. Oberbeck	50	Chief Executive Officer and President and Director	2010	2012	Managing Partner of Saratoga Partners.	none
Richard A. Petrocelli	42	Chief Financial Officer, and Vice President, Secretary and Chief Compliance Officer and Director	2010	2011	Managing Director and Chief Financial Officer for Saratoga Partners.	none

        The address for each director is c/o Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

  Executive officers who are not directors

        We do not currently have any executive officers who are not also directors.

Biographical information

  Directors

        Our directors have been divided into two groups—independent directors and interested directors. Interested directors are interested persons as defined in the 1940 Act.

  Independent directors

        Steven M. Looney—Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including Sun Healthcare and WH Industries Inc. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review. Mr. Looney's qualifications as director include his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

        Charles S. Whitman III—Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk's Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC. Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England. Mr. Whitman's qualifications as director include his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk's corporate department.

        G. Cabell Williams—Mr. Williams is currently the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a $4 billion business development corporation based in Washington, DC. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied's merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm's Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied's Mezzanine investment activities. For 15 years, Mr. Williams served on Allied's Investment Committee where he was responsible for reviewing and approving all of the firm's investments. Prior to 1991, Mr. Williams ran Allied's Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter. Mr. Williams' qualifications as director include his 28 years of experience managing investment activities at Allied Capital, where he served in a variety of positions, including President, COO and Managing Director.

  Interested directors

        Christian L. Oberbeck—Mr. Oberbeck has over 23 years of experience in leveraged finance, from distressed debt to private equity, and has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in these businesses. Mr. Oberbeck is the Managing Partner of Saratoga Partners and has served on its investment committee since 1995. Mr. Oberbeck is also the Managing Member of Saratoga Investment Advisors and the Chief Executive

Officer and President of the Company. He also serves as a member of the Company's board of directors.

        Prior to assuming management responsibility for Saratoga Partners in 2008, Mr. Oberbeck has co-managed Saratoga Partners since 1995, when he joined Dillon Read and Saratoga Partners from Castle Harlan, Inc., a corporate buyout firm. Mr. Oberbeck had joined Castle Harlan at its founding in 1987 and was a Managing Director, leading successful investments in manufacturing and financial services companies. Prior to joining Castle Harlan, he worked in the Corporate Development Group of Arthur Young and in corporate finance at Blyth Eastman Paine Webber. Mr. Oberbeck has been a director of numerous middle market companies while at Saratoga Partners and Castle Harlan.

        Mr. Oberbeck graduated from Brown University in 1982 with a BS in Physics and a BA in Mathematics. In 1985, he earned an MBA from Columbia University.

        Richard A. Petrocelli—Mr. Petrocelli has over 20 years of experience including investment management, private equity and corporate reorganizations. Mr. Petrocelli is a Managing Director and Chief Financial Officer at Saratoga Partners and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Petrocelli is the Managing Director of Saratoga Investment Advisors and the Chief Financial Officer, Secretary and Chief Compliance Officer of the Company. He also serves as a member of the Company's board of directors.

        Mr. Petrocelli began his career as an accountant before transitioning to alternative assets at Gabelli Asset Management Company in 1993. Mr. Petrocelli's background brings financial expertise to the diligence and oversight processes, which is critically important when dealing in complex transactions. In addition to his involvement in originating, structuring, negotiating, consummating, managing and monitoring investments at Saratoga Partners, Mr. Petrocelli is currently the Chief Financial Officer of Saratoga Partners and is responsible for reporting and compliance. Mr. Petrocelli joined Saratoga Partners in 1998 from Gabelli Asset Management. At Gabelli Asset Management, Mr. Petrocelli was a Vice President in the corporate finance department with a primary focus on the Company's alternative investment business. Prior to that, he was a senior accountant at BDO Siedman. Mr. Petrocelli has served as a director of a number of Saratoga Partners' portfolio companies.

        Mr. Petrocelli graduated with a BSBA from Georgetown University in 1990 and earned an MBA from New York University's Stern School of Business in 1999. He is a Certified Public Accountant.

Investment committee

        The members of Saratoga Investment Advisors' investment committee include Christian L. Oberbeck, Richard A. Petrocelli, Thomas V. Inglesby and Charles G. Phillips. For biographical information for Messrs. Inglesby and Phillips, see "Portfolio Management" below.

Board Leadership

        Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our Bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. The Company does not have a fixed policy as to whether the Chairman of the board of directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

        Mr. Oberbeck, who is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the Chief Executive Officer and Chairman of the board of directors. The board of directors feels that Mr. Oberbeck, as Chief Executive Officer of the Company and of Saratoga Investment Advisors, is the director with the most knowledge of our business strategy and is best situated to serve as Chairman of the board of directors. Our charter, as well as regulations governing business development companies generally, requires that a majority of the board of directors be independent directors. The board of directors does not currently have a lead independent director. We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

        The board of directors, directly and through the Audit Committee and other committees of the board of directors, takes an active role in the oversight of the Company's policies with respect to the assessment and management of enterprise risk. Among other things, the board of directors has policies in place for identifying the senior executive responsible for key risks as well as the board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full board of directors. Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer is designated to oversee compliance with the Company's Code of Ethics.

        We believe that our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our Chief Compliance Officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. We believe that our board leadership structure and the board of directors' approach to risk oversight must be evaluated on a case-by-case basis and that the board of directors' role in risk oversight is appropriate. However, we continually re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Committees of the board of directors

  Audit committee

        The current members of the Audit Committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The board of directors has determined that Mr. Looney is an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are "financially literate" as required by NYSE corporate governance standards. All of these members are independent directors. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the board of directors and Audit Committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the Audit Committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls.

  Authority

        The Audit Committee is authorized (without seeking board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee. The Audit Committee shall have available appropriate funding from the Company as determined by the Audit Committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may delegate its authority to subcommittees or the Chairman of the Audit Committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The Chairman of the Audit Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. The Audit Committee shall meet separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

        A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company's website at www.saratogainvestmentcorp.com.

  Nominating and Corporate Governance committee

        The current members of the Nominating and Corporate Governance Committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney. All of these members are independent directors. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become board members, and recommending to the board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to board committees, making recommendations to the board of directors as to determinations of director independence, overseeing the evaluation of the board of directors, overseeing and setting compensation for the Company's directors, and developing and recommending to the board of directors the Corporate Governance Procedures and Financial Officer Code of Ethics.

        In making its recommendations for board and committee membership, the Nominating and Corporate Governance Committee shall review candidates' qualifications for membership on the board of directors or a committee of the board of directors (including making a specific determination as to the independence of each candidate) based on the criteria approved by the board of directors (and taking into account the enhanced independence, financial literacy and financial expertise standards that maybe required under law or the New York Stock Exchange rules for Audit Committee membership purposes). In evaluating current directors for re-nomination to the board of directors or re-appointment to any board committees, the Nominating and Corporate Governance Committee shall assess the performance of such directors, periodically review the composition of the board of directors and its committees in light of the current challenges and needs of the board of directors, the Company and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, consider rotation of committee members and committee Chairmen and consider any other factors that are set forth in the Company's corporate governance guidelines or are deemed appropriate by the Nominating and Corporate Governance Committee or the board of directors. The Nominating and Corporate

Governance Committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the board of directors.

        The Nominating and Corporate Governance Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The board of directors believes that it is more appropriate to give the Nominating and Corporate Governance Committee flexibility in evaluating stockholder recommendations. In the event that a director nominee is recommended by a stockholder, the Nominating and Corporate Governance Committee will give due consideration to the director nominee and will use the same criteria used for evaluating board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

  Authority

        The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm assisting the Nominating and Corporate Governance Committee in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms. In addition, the Nominating and Corporate Governance Committee has the sole authority to retain and terminate any compensation consultant assisting the Nominating and Corporate Governance Committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant's fees and other retention terms. The Nominating and Corporate Governance Committee may delegate its authority to subcommittees or the Chair of the Nominating and Corporate Governance Committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The Nominating and Corporate Governance Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter.

        A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company's website at www.saratogainvestmentcorp.com.

  Compensation committee

        The current members of the Compensation Committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III. All of these members are independent directors. The Compensation Committee is responsible for overseeing the Company's compensation policies generally and making recommendations to the board of directors with respect to incentive compensation and equity-based plans of the Company that are subject to board approval, evaluating executive officer performance and reviewing the Company's management succession plan, overseeing and setting compensation for the Company's directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company's annual proxy statement. Currently, none of our executive officers are compensated by the Company and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

        The Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultant's fees and other retention terms. The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The Compensation Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The Chairman of the Compensation Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. No executive officer should attend that portion of any meeting where such executive's performance (or, as applicable, compensation) is discussed, unless specifically invited by the Compensation Committee.

        A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company's website at www.saratogainvestmentcorp.com.

  Compensation Committee Interlocks and Insider Participation

        During fiscal year 2010, none of the Company's executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the Compensation Committee or on the board of directors. No current or past executive officers or employees of the Company or its affiliates serve on the Compensation Committee.

Executive Compensation

        Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Saratoga Partners, an affiliate of our investment adviser. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

Director Compensation

        Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons."

        The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 28, 2010:

Name of Director	Total Compensation from the Company Paid in FY 2010
Robert F. Cummings, Jr.(1)	$—
Richard M. Hayden(1)	$—
Steven M. Looney	$67,000
Charles S. Whitman III	$65,000
G. Cabell Williams	$65,000

(1)
Messrs. Cummings and Hayden resigned from the board of directors in connection with the Saratoga Transaction.

 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

        Saratoga Investment Advisors serves as our investment adviser. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  determines the securities and other assets that we purchase, retain or sell.

        Saratoga Investment Advisors services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management fee and incentive fee

        Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we will pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee will be paid quarterly in arrears, and be equal to 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and be calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

        The incentive fee will have the following two parts:

          The first part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a "hurdle rate" of 1.875% per quarter (7.5% annualized), subject to a "catch up" provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

          We will pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; or

  (B) (i) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (ii) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B)(i) as the "catch-up." Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors shall be entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision.

          These calculations will be appropriately pro-rated when such calculations are applicable for any period of less than three months.

          The second part of the Incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory and management agreement), and will be calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from May 31, 2010. If such amount is positive at the end of such year, then the capital gains fee for such year is equal to 20% of such amount, less the cumulative aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then there is no capital gains fee for such year.

          Under the investment advisory and management agreement, the capital gains portion of the incentive fee will be reset based on realized gains and realized and unrealized losses from May 31, 2010 because our realized gains and realized and unrealized losses will be calculated from such date. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for our realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Related Portion of Incentive Fee(1):

  Assumptions

  •
  Hurdle rate(2) = 1.875%

  •
  Management fee(3) = 0.4375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.33%

  Alternative 1

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.4825%

        Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

  Alternative 2

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.0%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.2325%

        Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	(20% × (pre-incentive fee net investment income - 1.875%)
	=	20% (2.2325% - 1.875%)
	=	20% (0.3575%)
	=	0.0715%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) is at least 7.5% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents 7.5% annualized hurdle rate.

(3)
Represents 1.75% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)
Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

  Alternative 1:

  Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (capital gains incentive fee paid in Year 2)

  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

  Alternative 2

  Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

  •
  Year 4: None

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

        The investment advisory and management agreement with Saratoga Investment Advisors was approved by our board of directors at an in-person meeting of the directors, including a majority of our independent directors and was approved by our stockholders at the special meeting of stockholders held on July 30, 2010.

        In approving this agreement, the directors considered, among other things, (i) the nature, extent and quality of the advisory and other services to be provided to us by Saratoga Investment Advisors; (ii) our investment performance and the investment performance of Saratoga Investment Advisors; (iii) the expected costs of the services to be provided by Saratoga Investment Advisors (including management fees, advisory fees and expense ratios) and the profits expected to be realized by Saratoga Investment Advisors; (iv) the limited potential for economies of scale in investment management associated with managing us; and (v) Saratoga Investment Advisors estimated pro forma profitability with respect to managing us.

        The investment advisory and management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive period of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the board members or the vote of a majority of our outstanding voting securities (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the board members who are not parties to the investment advisory and management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory and management agreement may be terminated as a whole at any time by us, without the payment of any penalty, upon the vote of a majority of the board members or a majority of our outstanding voting securities or by Saratoga Investment Advisors, on 60 days' written notice by either party to the other, which notice may be waived by the non-terminating party. Moreover, Saratoga Investment Advisors may refrain from rendering any advice or services concerning securities of companies of which any of Saratoga Investment Advisors (or its affiliates') partners, officers, directors or employees are directors or officers, or companies as to which it or any of its affiliates or the partners, officer, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Saratoga Investment Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

  Payment of our expenses

        The investment advisory and management agreement provides that all investment professionals of Saratoga Investment Advisors and its staff, when and to the extent engaged in providing investment advisory services required to be provided by Saratoga Investment Advisors, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Saratoga Investment Advisors and not by us.

        We will bear all costs and expenses of its operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by Saratoga Investment Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on its prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  and administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

  Duration and termination

        The investment advisory and management agreement will remain in effect continuously, unless terminated under the termination provisions of the agreement. The investment advisory and management agreement provides that it may be terminated at any time, without the payment of any penalty, upon 60 days' written notice, by the vote of stockholders holding a majority of our outstanding voting securities, or by the vote of our directors or by Saratoga Investment Advisors. The agreement will also terminate automatically in the event of its "assignment."

        The investment advisory and management agreement will, unless terminated as described above, continue until the second anniversary of its effective date and will continue in effect from year to year thereafter so long as it is approved at least annually by (i) the vote of the board of directors, or by the vote of stockholders holding a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not parties to the investment advisory and management agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any party to such agreement, in accordance with the requirements of the 1940 Act.

  Indemnification

        Under the investment advisory and management agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services and except to the extent such action or omission constitutes gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us. However, we would not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

  Organization of the investment adviser

        Saratoga Investment Advisors is an SEC registered investment adviser formed in 2010. The principal executive offices of Saratoga Investment Advisors are located at 535 Madison Avenue, New York, New York 10022.

 ADMINISTRATION AGREEMENT

        Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, will furnish us with office facilities, equipment and clerical, book-keeping and record keeping services. The administration agreement has an initial two year term commencing with the closing of the Saratoga Transaction on July 30, 2010. Under the administration agreement, our administrator will also perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC, when applicable. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion will be based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator will also provide managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. Under the administration agreement, the payments required to be made to the administrator with respect to any fiscal quarter during the first year of the initial term of the agreement will be capped such that the amounts payable to the administrator, together with all of our other operating expenses, will not exceed $1.0 million. The existence of a cap, and the determination of a proper cap amount, in the second year of the term will be determined by the mutual agreement of the independent directors, on our behalf, and the administrator. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

  Indemnification

        Under the administration agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an administrator to us. However, we would not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

 LICENSE AGREEMENT

        We entered into a trademark license agreement with Saratoga Investment Advisors in connection with the Saratoga Transaction, pursuant to which Saratoga Investment Advisors grants us a non-exclusive, royalty-free license to use the name "Saratoga." Under this agreement, we have a right to use the "Saratoga" name, for so long as Saratoga Investment Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Saratoga" name. Saratoga Investment Advisors has the right to terminate the license agreement if it is no longer acting as our investment adviser. In the event the investment advisory and management agreement is terminated, we would be required to change our name to eliminate the use of the name "Saratoga."

 PORTFOLIO MANAGEMENT

        The day-to-day management of our portfolio is the responsibility of Saratoga Investment Advisors and overseen by our investment committee. Saratoga Investment Advisors investment professionals collaborate to manage our portfolio and no one person is primarily responsible for the day-to-day management.

        See the section of the prospectus entitled, "Management" for biographies of Christian L. Oberbeck and Richard A. Petrocelli. Along with Messrs. Oberbeck and Petrocelli, the following individuals will serve as our portfolio managers:

        Thomas V. Inglesby—Mr. Inglesby has over 25 years of experience including private equity and leveraged finance. Mr. Inglesby is a Managing Director at Saratoga Partners and is responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

        Prior to joining Saratoga, Mr. Inglesby was a Senior Managing Director at GSC Group. From September 2008 through July 2010, Mr. Inglesby was a senior managing director in the Recovery Investment Group at GSC, serving on the Investment Committee for the Recovery funds as an internal advisor on matters relating to the Firm's ongoing restructuring. From 2002-08, Mr. Inglesby served as the Head of the U.S. Corporate Debt Group. During this period, GSC raised and managed $5.6 billion in capital across 12 corporate credit investment funds. From 1997 to 2002, he served as a Managing Director at GSC focused on middle market buyouts. Prior to joining GSC in 1997, Mr. Inglesby served as a Managing Director with Harbour Group from 1994 to 1997, where he focused on acquisitions of manufacturing companies in fragmented industries. From 1992 to 1994, Mr. Inglesby served as a Managing Director at the South Street Funds, a startup distressed debt investment fund founded by former partners at Goldman Sachs. From 1986 to 1990, Mr. Inglesby served as a Vice President in the Merchant Banking Department at PaineWebber.

        Mr. Inglesby received a J.D. from the University of Virginia School of Law, an M.B.A. from the Darden Graduate School of Business Administration, and a B.S. in Accounting with General Honors from the University of Maryland.

        Charles G. Phillips IV—Mr. Phillips has over 13 years of experience including private equity and leveraged finance. Mr. Phillips is a Managing Director at Saratoga Partners and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

        Mr. Phillips has extensive experience investing in middle-market manufacturing and service companies and currently focuses on originating and developing new investment opportunities for the firm. Mr. Phillips also has extensive experience in dealing with public financings and sales through his work with several portfolio companies of Saratoga Partners. Prior corporate finance experience includes mergers & acquisitions and capital markets experience in a variety of industries, including packaged foods, consumer products, cable television, energy and education. Mr. Phillips, joined Saratoga Partners from Harvard Business School. Prior to that, from 1993 to 1995, Mr. Phillips worked in Dillon Read's corporate finance department, where he was involved in mergers and acquisitions and advisory assignments in a variety of industries. Prior experience includes McCown De Leeuw & Co., a corporate buyout firm. Mr. Phillips has served as a director of a number of Saratoga Partners' portfolio companies.

        Mr. Phillips graduated with an AB from Harvard College in 1993 and earned an MBA from Harvard Business School in 1997.

        John F. MacMurray—Mr. MacMurray has over 8 years of experience including private equity and investment banking. Mr. MacMurray has been involved in all phases of the investment process,

including sourcing, structuring, negotiating and managing investments in middle market companies, and has deep experience in executing add-on investments.

        Prior to joining Saratoga Partners, Mr. MacMurray was at EuroConsult, Inc., an independent investment banking firm, where he was involved in mergers & acquisitions and advisory assignments throughout North America and Europe in a wide variety of industries. Mr. MacMurray joined Saratoga Partners from Columbia Business School in 2006.

        Mr. MacMurray's principal portfolio responsibilities include oversight of several of Saratoga Partners' portfolio companies.

        Mr. MacMurray graduated with an A.B. from Princeton University in 1998 and earned an M.B.A. from Columbia Business School in 2006.

        Maria F. Costanzo—Ms. Costanzo has over 10 years of experience including accounting, taxation and fund administration. Ms. Costanzo is Controller of Saratoga Partners with responsibilities including the financial management of the Saratoga funds, due diligence, financial supervision of portfolio companies, and limited partner relations.

        Ms. Costanzo joined Saratoga Partners from the Compass Global Group and prior to that served as Controller and Director of Human Resources while at Gabelli Asset Management Inc. from 1993 through 2001. Ms. Costanzo also spent two years as a tax consultant at Arthur Andersen and graduated with a BS from Iona College in 1991.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our portfolio managers who is not a director as of August 26, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in Saratoga Investment Corp.(1)
Portfolio Managers
Christian L. Oberbeck	Over $1,000,000
Richard A. Petrocelli	$500,001 - $1,000,000
Thomas V. Inglesby	Over $1,000,000
Charles G. Phillips IV	$500,001 - $1,000,000
John F. MacMurray	$50,001 - $100,000
Maria F. Costanzo	$100,001 - $500,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.

 CERTAIN RELATIONSHIPS

Certain Affiliations

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Mr. Oberbeck, our chief executive officer, is the primary investor in and has financial and controlling interest over, Saratoga Investment Advisors.

        We have also entered into a license agreement with Saratoga Investment Advisors, pursuant to which Saratoga Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Saratoga." In addition, pursuant to the terms of the administration agreement, Saratoga Investment Advisors provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

        Our President and Chief Executive Officer and our Chief Financial Officer and Chief Compliance Officer also serve as officers of Saratoga Investment Advisors. As a result, the investment advisory and management agreement between us and Saratoga Investment Advisors was negotiated between related parties, and the terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party. See "Risk Factors—Risks related to our business—There are conflicts of interest in our relationship with Saratoga Investment Advisors and/or affiliates with Saratoga Investment Advisors, which could result in decisions that could cause them to make decisions that are not in the best interests of our stockholders" and "Risk Factors—Risks related to our business—Saratoga Investment Advisors liability is limited under the investment advisory and management agreement, and we will indemnify Saratoga Investment Advisors against certain liabilities, which may lead Saratoga Investment Advisors to act in a riskier manner on our behalf that it would when acting for its own account."

        As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Saratoga Investment Advisors or any affiliate currently has an investment. We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding shares of common stock and all officers and directors, as a group.

        The percentage ownership is based on 2,680,842 shares of common stock outstanding as of August 26, 2010. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated by footnote, the address for each director, named executive officer and owner of 5% or more of our common stock is Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name of Beneficial Owner	Number of Shares Owned Beneficially		Percent of Class
Interested Directors
Christian L. Oberbeck	710,196	(3)(4)	26.5%
Richard A. Petrocelli	32,894	(3)	1.2%
Robert F. Cummings, Jr.(1)	4,800		*
Richard M. Hayden(1)	3,262		*
Independent Directors
Steven M. Looney	287		*
Charles S. Whitman III	641		*
G. Cabell Williams	4,491		*
Named Executive Officers
Richard T. Allorto, Jr.(1)	1,935		*
Seth M. Katzenstein(1)	1,891		*
Eric P. Rubenfeld(1)	0		*
All Directors and Executive Officers as a Group (5 members)	760,198		27.9%
Owners of 5% or more of our common stock GSC CDO III, LLC(2)	192,799		11.4%

*
Less than 1%

(1)
Messrs. Cummings and Hayden resigned from the board of directors on July 30, 2010, in connection with the closing of the Saratoga Transaction. Messrs. Allorto, Katzenstein and Rubenfeld resigned from their positions as executive officers in connection with the closing of the Saratoga Transaction.

(2)
Includes common stock held by affiliates of GSC Group as follows: 13 shares of common stock held by GSC Secondary Interest Fund, LLC, a Delaware limited liability company, 11,605 shares of common stock held by Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, and 181,181 shares of common stock, held by GSC CDO III, L.L.C., a Delaware limited liability company. The address of GSC CDO III, LLC is 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

(3)
Following the Saratoga Transaction, on August 3, the following individuals and entities filed a Schedule 13D with the SEC that reported an aggregate ownership of 9,868,422 shares of our common stock: Christian L. Oberbeck, our President and Chief Executive Officer; Richard A. Petrocelli, our Chief Financial Officer, Secretary and Chief Compliance Officer; Charles G. Phillips IV, a Managing Director of Saratoga Partners and an investment professional at Saratoga Investment Advisors; John F. MacMurray, and investment professional at Saratoga Partners and Saratoga Investment Advisors; Charles P. Durkin, Jr., a Senior Advisor at Saratoga Management Company; John P. Birkelund, a Senior Advisor at Saratoga Management Company; Saratoga Investment Advisors, LLC, our investment adviser; and, CLO Partners LLC, a Delaware limited liability company wholly owned by Mr. Oberbeck. After taking into account the 1:10 reverse stock split that took place on August 12, 2010, the total number of shares held by the individuals and entities noted above is 989,924.

(4)
Includes 552,302 shares of common stock directly held by Mr. Oberbeck, 78,947 shares of common stock held by Saratoga Investment Advisors, which Mr. Oberbeck controls and 78,947 shares of common stock held by CLO Partners LLC, a Delaware limited liability company wholly owned by Mr. Oberbeck.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Saratoga Investment Corp.(1)
Independent Directors
Steven M. Looney	$1 – $10,000
Charles S. Whitman III	$1 – $10,000
G. Cabell Williams	$50,001 – $100,000
Interested Directors
Christian L. Oberbeck	over $100,000
Richard A. Petrocelli	over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

 DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding.

        We carry our investments at fair value, as determined in good faith by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to make a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as determined in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, if our board or audit committee so request, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in a fair value pricing include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of GSCIC CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CLO subordinated notes or equity, when available.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  each investment is initially valued by the responsible investment professionals and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  the audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  our board of directors discusses the valuations and determines the fair value of each investment in good faith based on the input of Saratoga Investment Advisors, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

  •
  A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;

  •
  A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

  •
  An estate, the income of which is subject to United States federal income taxation regardless of its source.

        A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company.

        We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

  •
  maintain our qualification as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships," (the "Diversification Tests").

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the "Excise Tax Avoidance Requirement"). We may choose to retain a portion of our ordinary income and/or capital gain net income in year and pay the 4% U.S. federal excise tax on the retained amounts.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in GSCIC CLO that may differ from the distributions paid in respect of our investment in the GSCIC CLO subordinated notes because of the factors set forth above or because distributions on the subordinated notes are contractually required to be diverted for reinvestment or to pay down outstanding indebtedness.

        We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Qualifying Assets Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        [Currently, GSCIC CLO is treated as a disregarded entity for U.S. federal tax purposes and we are required to include all of its income in our investment company taxable income and net capital gain as if we earned such income directly. We may make an election to treat GSCIC CLO as a separate corporation for U.S. federal tax purposes. If such an election were made, GSCIC CLO would be a controlled foreign corporation for U.S. federal income tax purposes and we would be required to include in income each year any subpart F income, which would generally include its net investment income, regardless of whether we received any distributions with respect to such income. Although the Internal Revenue Code generally provides that subpart F income will be "good income" for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC's income, the Internal Revenue Code does not specifically provide whether subpart F income for which no distribution is received during the RIC's taxable year would be "good income" for the 90% Income Test. The Internal Revenue Service has issued a series of private rulings in which it has concluded that any subpart F income included in a RIC's income would constitute "good income" for purposes of the 90% Income Test. Such rulings are not binding on the Internal Revenue Service except with respect to the taxpayer to whom such rulings were issued. Accordingly, if we do elect to treat GSCIC CLO as a separate corporation, although we believe that any subpart F income of GSCIC CLO that we are required to include in our taxable income would be "good income" for purposes of the 90% Income Test, no guaranty can be made that the Internal Revenue Service would not asset that such income would not be "good income" for purposes of the 90% Income Test. If such income were not considered "good income" for purposes of the 90% Income Test, we may fail to qualify as a RIC.]

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        Pursuant to a recent revenue procedure issued by the Internal Revenue Service, or the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder's distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2010. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2010, no withholding was required and the distributions generally were not be subject to federal income tax if (i) the distributions were properly designated in a notice timely delivered to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. Although both houses of Congress have passed versions of a bill that would extend this exemption to tax years beginning prior to January 1, 2011, no assurance can be given that such legislation will be passed, or that it would be extended for future years. In addition, no assurance can be given that any of our distributions would be eligible for this exemption even it is extended.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for more than 183 days during the taxable year.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

        If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that prior to January 1, 2011, would be eligible for the current 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

 DESCRIPTION OF OUR COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws, which we collectively refer to as our "governing documents."

        As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of capital stock, $0.001 par value per share, all of which are designated as shares of common stock. Our common stock trades under the symbol "SAR" on the New York Stock Exchange. There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our governing documents, our board of directors is authorized to create new classes or series of shares of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. Our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

        Each share of our common stock has equal rights as to earnings, assets, dividends and voting and all of our outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights.

        In the event of a liquidation, dissolution or winding up of us, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of our preferred stock, if any are outstanding at such time. Each share of our common stock entitles its holder to cast one vote on all matters submitted to a vote of stockholders, including the election and removal of directors.

        The following table sets forth information regarding our authorized shares of stock under our charter and bylaws and shares of stock outstanding as of the date of this prospectus.

Title of Class	Shares Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000	—	2,680,842

Preferred stock

        Our governing documents authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of stock of each class or series, the board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock. Thus, the board of directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. In addition, as a BDC, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate dividend or distribution on, or purchase price of, such shares of preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock is in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on liability of directors and officers; indemnification and advance of expenses

        The Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our governing documents contain a provision which eliminates directors' and officers' liability to the maximum extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

        Maryland law requires a corporation (unless its charter provides otherwise, which, our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our charter authorizes us to obligate ourselves, and our bylaws do obligate us, to the maximum extent permitted by Maryland law and subject to any applicable requirements of the 1940 Act, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding (1) any present or former director or officer or (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that person may become subject for which that person may incur by reason of his or her service in such capacity. Our charter and bylaws also permit indemnification and the advancement of expenses to any person who served a predecessor to Saratoga Investment Corp. in any of the capacities described above and any of our employees or agents or any employees or agents of such predecessor.

        As a BDC, and in accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        [In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.]

Provisions of our governing documents and the Maryland General Corporation Law

        Our governing documents and the Maryland General Corporation Law contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified board of directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in the first, second and third years, respectively, after the election of such director at our annual meetings of stockholders. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

  Number of directors; vacancies; removal

        Our governing documents provide that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eleven. Our charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock, so long as we have a class of securities registered under the Exchange Act and at least three independent directors, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. If there are no directors then in office, vacancies may be filled by stockholders at a special meeting called for such purpose. Our charter provides that a director may be removed only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

  Election of directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to our charter and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

  Action by stockholders

        All of our outstanding shares of common stock will generally be able to vote on any matter that is a proper subject for action by the stockholders of a Maryland corporation, including in respect of the election or removal of directors as well as other extraordinary matters. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by written or electronically-transmitted unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our governing documents regarding the calling of a stockholder-requested special meeting of stockholder discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance notice provisions for stockholder nominations and stockholder proposals

        Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) by any stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws or (4) by a stockholder who is entitled to vote at the meeting in circumstances in which a special meeting of stockholders is called for the purpose of electing directors when no directors remain in office.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of special meetings of stockholders

        Our bylaws provide that special meetings of our stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of our stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting, except that, if no directors remain in office, a special meeting of our stockholders shall be called to elect directors by the secretary upon the written request of holders entitled to cast at least 10% of the votes entitled to be cast generally in the election of directors.

  Amendment of governing documents

        Under Maryland law, a Maryland corporation generally cannot dissolve or amend its charter unless the corporation's board of directors declares the dissolution or amendment to be advisable and the dissolution or amendment is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter also provides that certain charter amendments and proposals for our liquidation, dissolution or conversion, whether by merger or otherwise, from a closed-end company to an open-end company require the approval of the stockholders entitled to cast at least two- thirds percent of the votes entitled to be cast on such matter. If such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are, as defined in our charter, our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Our governing documents provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

  Approval of extraordinary actions

        Under Maryland law, a Maryland corporation generally cannot amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless the corporation's board of directors declares action or transaction to be advisable and the action or transaction is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

        Except for a merger that would result in our conversion to an open-end company, which requires the approval described above, our charter provides that we may merge, sell all or substantially all of our assets, engage in a consolidation or share exchange or engage in similar transactions, if such transaction is declared advisable by our board of directors and approved by a majority of all of the votes entitled to be cast on the matter.

  No appraisal rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our governing documents provide that our stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise appraisal rights.

  Control share acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholder meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our common stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share

Acquisition Act only if the board of directors determines that it would be in our best interests and that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

  Business combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the provisions of the Maryland Business Combination Act any business combination between us and any other person. If our board of directors adopts resolutions causing us to be subject to the provisions of the Business Combination Act, these provisions may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act or the Business Combination Act (if we amend our bylaws to be subject to such Acts), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 REGULATION

        We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's stock present at a meeting if more than 50% of the outstanding stock of such company are present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a "principal underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in general. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies either of the following:

                (i)  does not have any class of securities listed on a national securities exchange; or

               (ii)  has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

              (iii)  is controlled by a BDC or a group of companies including a BDC, and the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

              (iv)  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

               (v)  meets such other criteria as may established by the SEC.

          (2)   Securities of any eligible portfolio company which we control.

          (3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

          (5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (6)   Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

        As a BDC we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Pursuant to a separate administration agreement, Saratoga Investment Advisors (to the extent permitted under the 1940 Act) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company's overall stage of development and our relative position in the capital structure. We may receive fees for these services.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under "—Qualifying assets." However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

        As a BDC, pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and senior securities

        As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk factors—Risks related to our operation as a BDC—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

Common Stock

        We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of ethics

        As a BDC, we and Saratoga Investment Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

Proxy voting policies and procedures

        SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in its portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser.

        Saratoga Investment Advisors has particular proxy voting policies and procedures in place. In determining how to vote, officers of Saratoga Investment Advisors will consult with each other, taking into account our interests and the interests of our investors, as well as any potential conflicts of interest. Saratoga Investment Advisors will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Saratoga Investment Advisors may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While Saratoga Investment Advisors may retain an outside service to provide voting recommendations and to assist in analyzing votes, it will not delegate its voting authority to any third party.

        An officer of Saratoga Investment Advisors will keep a written record of how all such proxies are voted. It will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Saratoga Investment Advisors may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Saratoga Investment Advisors' proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Saratoga Investment Advisors will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it finds it necessary to vote contrary to its general guidelines to maximize stockholder value or our best interests.

        In reviewing proxy issues, Saratoga Investment Advisors generally will use the following guidelines:

        Elections of Directors:    In general, Saratoga Investment Advisors will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or Saratoga Investment Advisors determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. It may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, Saratoga Investment Advisors may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

        Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and Saratoga Investment Advisors will generally support management's recommendation in this regard.

        Changes in Capital Structure:    Changes in a portfolio company's organizational documents may be required by state or federal regulation. In general, Saratoga Investment Advisors will cast our votes in accordance with the management on such proposals. However, Saratoga Investment Advisors will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

        Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Saratoga Investment Advisors will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

        Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Saratoga Investment Advisors will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

        Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, Saratoga Investment Advisors will generally favor proposals that promote transparency and accountability within a portfolio company.

        Anti-Takeover Measures:    Saratoga Investment Advisors will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

        Share Splits:    Saratoga Investment Advisors will generally vote with management on share split matters.

        Limited Liability of Directors:    Saratoga Investment Advisors will generally vote with management on matters that could adversely affect the limited liability of directors.

        Social and Corporate Responsibility:    Saratoga Investment Advisors will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. It may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Privacy principles

        We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Compliance with Applicable Laws

        As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

        We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and Saratoga Investment Advisors are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

        We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. Thus, based on current SEC interpretations, co-investment transactions involving a BDC like us and an entity that is advised by Saratoga Investment Advisors or an affiliated adviser generally could not be effected without SEC relief. The staff of the SEC has, however, granted no-action relief permitting for purchases of a single class of privately-placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, currently we only expect to co-invest on a concurrent basis with affiliates of Saratoga Investment Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

        We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with affiliates of Saratoga Investment Advisors where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to us. However, there is no assurance that any application for exemptive relief, if made, would be granted by the SEC.

Compliance with the Sarbanes-Oxley Act and the New York Stock Exchange corporate governance regulations

        We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

        The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 214 N. Tryon Street, 12th Floor, Charlotte, North Carolina 28202. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, Saratoga Investment Advisors is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Saratoga Investment Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Saratoga Investment Advisors generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Saratoga Investment Advisors may select a broker based partly upon brokerage or research services provided to Saratoga Investment Advisors, to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

 SELLING STOCKHOLDERS

        We are registering 989,924 shares of common stock pursuant to a registration rights agreement dated July 30, 2010 with Saratoga Investment Advisors, CLO Partners, the individuals affiliated with such entities that purchased shares of our common stock in the Private Placement and GSC CDO III, L.L.C. Pursuant to the registration rights agreement, we agreed to file a registration statement with the SEC to register for resale our shares sold in the Private Placement or, in the case of GSC CDO III, L.L.C., held by it within 30 days after the closing of the Private Placement and to use commercially reasonable efforts to cause such registration statement to be declared effective within 90 days after the date on which the registration statement was initially filed with the SEC.

        The following table sets forth, as of August 26, 2010:

  •
  The name of each selling stockholder;

  •
  The number of shares of common stock and the percentage of the total shares of common stock outstanding that each selling stockholder beneficially owned;

  •
  The number of shares of common stock beneficially owned by each selling stockholder that may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

  •
  The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

        The information included in the table under "Shares Beneficially Owned After Offering" assumes that each stockholder below will elect to sell all of the shares set forth under "Number of Shares That May Be Offered." The selling stockholders may sell all, some or none of their shares in this offering. See "Plan of Distribution." The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the selling stockholders.

	Shares Beneficially Owned Prior to Offering(1)			Shares Beneficially Owned After Offering(2)(3)
			Number of Shares that May Be Offered
Name	Number	Percent		Number	Percent
Christian L. Oberbeck	710,197	26.5%	710,197	0	0%
Richard A. Petrocelli	32,894	1.2%	32,894	0	0%
Charles G. Phillips IV	32,894	1.2%	32,894	0	0%
John F. MacMurray	3,618	*	3,618	0	0%
Charles P. Durkin, Jr.	19,736	*	19,736	0	0%
John P. Birkelund	65,789	2.5%	65,789	0	0%
Maria F. Constanzo	6,578	*	6,578	0	0%
Robert Cizik	16,447	*	16,447	0	0%
Thomas V. Inglesby	117,255	4.4%	98,684	0	0%
GSC CDO III	3,087	*	3,087	0	0%

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.

(2)
Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as selling stockholders.

(3)
Applicable percentage of ownership is based on 2,680,842 shares of our common stock outstanding on August 26, 2010.

 PLAN OF DISTRIBUTION

        We are registering shares of our common stock to permit the resale of these shares by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

        The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions:

  •
  on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

  •
  in the over-the-counter market;

  •
  in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

  •
  through the writing of options, whether such options are listed on an options exchange or otherwise;

  •
  in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  via an exchange distribution in accordance with the rules of the applicable exchange;

  •
  through privately negotiated transactions;

  •
  through short sales;

  •
  in sales pursuant to Rule 144;

  •
  through broker-dealers who may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

  •
  via a combination of any such methods of sale; or

  •
  in any other method permitted pursuant to applicable law.

        If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 8% of gross proceeds of this offering.

        The selling stockholders may pledge or grant a security interest in some or all of the common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment or supplement to this prospectus under Rule 497 or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

        Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

        There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

        The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

        We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

        Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for Saratoga Investment Corp. by Sutherland Asbill & Brennan, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The financial statements as of February 28, 2010 and February 28, 2009 included in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of our common stock offered by this prospectus. The registration statement contains additional information about us and our shares of our common stock being offered by this prospectus.

        We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange of 1934, as amended (the "Exchange Act"). You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov. Our Internet address is www.saratogainvestmentcorp.com. We make available free of charge on our Internet website our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Saratoga Investment Corp., Saratoga Investment Advisors and their affiliated companies. This notice supersedes any other privacy notice you may have received from us.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of Saratoga Investment Advisors.  It is our policy that only authorized employees of Saratoga Investment Advisors who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

FOR SARATOGA INVESTMENT CORP.

The following financial statements of Saratoga Investment Corp. are filed herewith:

GSC Investment Corp.

Consolidated Statement of Assets and Liabilities

	As of
	May 31, 2010	February 28, 2010
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $113,009,708 and $117,678,275, respectively)	$71,719,742	$72,674,847
Control investments (cost of $29,233,097 and $29,233,097, respectively)	18,208,657	16,698,303

Total investments at fair value (amortized cost of $142,242,805 and $146,911,372, respectively)	89,928,399	89,373,150
Cash and cash equivalents	2,928,017	3,352,434
Cash and cash equivalents, securitization accounts	378,728	225,424
Outstanding interest rate cap at fair value (cost of $131,000 and $131,000, respectively)	22,278	42,147
Interest receivable, net of reserve of $3,269,723 and $2,120,309, respectively	2,589,212	3,473,961
Management fee receivable	231,300	327,928
Other assets	401,636	140,272

Total assets	$96,479,570	$96,935,316

LIABILITIES
Revolving credit facility	$33,807,431	$36,992,222
Management and incentive fees payable	3,482,482	3,071,093
Accounts payable and accrued expenses	779,972	1,111,081
Interest and credit facility fees payable	270,246	267,166
Due to manager	6,549	15,602

Total liabilities	$38,346,680	$41,457,164

NET ASSETS
Common stock, par value $.0001 per share, 100,000,000 common shares authorized, 16,940,109 common shares issued and outstanding	$1,694	$1,694
Capital in excess of par value	128,339,497	128,339,497
Accumulated undistributed net investment loss	(2,843,933)	(2,846,135)
Accumulated net realized loss from investments and derivatives	(14,941,240)	(12,389,830)
Net unrealized depreciation on investments and derivatives	(52,423,128)	(57,627,074)

Total Net Assets	58,132,890	55,478,152

Total liabilities and Net Assets	$96,479,570	$96,935,316

NET ASSET VALUE PER SHARE	$3.43	$3.27

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Statements of Operations

	For the Three Months Ended May 31, 2010	For the Three Months Ended May 31, 2009
	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$1,617,267	$3,318,840
Control investments	652,720	868,229

Total interest income	2,269,987	4,187,069
Interest from cash and cash equivalents	319	13,191
Management fee income	506,785	520,992
Other income	33,559	43,134

Total investment income	2,810,650	4,764,386

EXPENSES
Interest and credit facility financing expenses	831,121	642,893
Base management fees	411,389	547,744
Professional fees	1,142,537	339,780
Administrator expenses	155,137	171,861
Incentive management fees	—	322,183
Insurance	194,654	206,017
Directors fees and expenses	164,611	82,000
General & administrative	64,136	59,780

Expenses before expense waiver and reimbursement	2,963,585	2,372,258

Expense reimbursement	(155,137)	(171,861)

Total expenses net of expense waiver and reimbursement	2,808,448	2,200,397

NET INVESTMENT INCOME	2,202	2,563,989

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investments	(2,551,410)	(5,152)
Net unrealized appreciation on investments	5,223,815	2,769,292
Net unrealized appreciation/(depreciation) on derivatives	(19,869)	35,687

Net gain on investments	2,652,536	2,799,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,654,738	$5,363,816

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.16	$0.65
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	16,940,109	8,291,384

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Schedule of Investments

May 31, 2010

(Unaudited)

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments—123.4%(b)
GFSI Inc(d)	Apparel	Senior Secured Notes 10.50%, 6/1/2011	$7,082,000	$7,082,000	$7,082,000	12.2%
Legacy Cabinets Holdings(d)(i)	Building Products	Common Voting A-1	2,535	220,900	220,900	0.4%
Legacy Cabinets Holdings(d)(i)	Building Products	Common Voting B-1	1,600	139,424	139,424	0.2%
Legacy Cabinets, Inc.(d)(i)	Building Products	First Lien Term Loan 7.25%, 5/3/2014	281,644	281,644	192,926	0.3%

		Total Building Products	285,779	641,968	553,250	0.9%

Hopkins Manufacturing Corporation(d)	Consumer Products	Second Lien Term Loan 7.61%, 1/26/2012	3,250,000	3,248,218	3,120,000	5.4%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 10.25%, 11/22/2012	3,128,814	2,969,724	2,753,356	4.7%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00%, 12/14/2015	1,538,235	1,538,235	799,882	1.4%
Targus Holdings, Inc.(d)(i)	Consumer Products	Common	62,413	566,765	686,543	1.2%

		Total Consumer Products	7,979,462	8,322,942	7,359,781	12.7%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50%, 7/31/2013	305,973	305,973	264,667	0.5%
M/C Communications, LLC(d)	Education	First Lien Term Loan 6.75%, 12/31/2012	834,131	834,131	554,697	1.0%
M/C Communications, LLC(d)(i)	Education	Class A Common Stock	166,327	30,241	13,306	0.0%

		Total Education	1,000,458	864,372	568,003	1.0%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.28%, 6/1/2014	2,000,000	1,825,912	1,630,000	2.8%
Group Dekko(d)	Electronics	Second Lien Term Loan 10.50%, 1/20/2012	6,983,429	6,983,429	5,097,903	8.8%

		Total Electronics	8,983,429	8,809,341	6,727,903	11.6%

USS Parent Holding Corp.(d)(i)	Environmental	Non Voting Common Stock	765	133,002	99,141	0.2%
USS Parent Holding Corp.(d)(i)	Environmental	Voting Common Stock	17,396	3,025,798	2,255,450	3.9%

		Total Environmental	18,161	3,158,800	2,354,591	4.1%

Bankruptcy Management Solutions, Inc.(d)	Financial Services	Second Lien Term Loan 6.60%, 7/31/2013	4,825,000	4,803,746	1,206,250	2.1%
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75%, 3/31/2012	1,876,873	1,442,978	1,717,339	3.0%
IDI Acquisition Corp.(d)	Healthcare Services	Senior Secured Notes 10.75%, 12/15/2011	3,800,000	3,695,657	3,724,000	6.4%
PRACS Institute, LTD(d)	Healthcare Services	Second Lien Term Loan 10.00%, 4/17/2013	4,093,750	4,061,460	3,622,969	6.2%

		Total Healthcare Services	7,893,750	7,757,117	7,346,969	12.6%

McMillin Companies LLC(d)	Homebuilding	Senior Secured Notes 9.53%, 10/31/2013	7,700,000	7,356,428	4,466,000	7.7%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 10.00%, 6/30/2013	2,835,072	2,831,452	2,069,603	3.6%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	12,000,000	12,000,000	960,000	1.7%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	1,700,000	1,700,000	136,000	0.2%
Specialized Technology Resources, Inc.(d)	Manufacturing	Second Lien Term Loan 7.35%, 12/15/2014	5,000,000	4,807,843	4,900,000	8.4%

		Total Manufacturing	18,700,000	18,507,843	5,996,000	10.3%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

May 31, 2010

(Unaudited)

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Net Assets
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 13.00%, 3/1/2013	5,000,000	4,888,653	4,550,000	7.8%
Elyria Foundry Company, LLC(d)(i)	Metals	Warrants	3,000	—	—	0.0%

		Total Metals	5,003,000	4,888,653	4,550,000	7.8%

Abitibi-Consolidated Company of Canada(d)(e)	Natural Resources	First Lien Term Loan 11.00%, 3/30/2009	2,948,640	2,948,640	2,828,925	4.9%
Grant U.S. Holdings LLP(d)(e)(i)	Natural Resources	Second Lien Term Loan 10.75%, 9/20/2013	6,349,512	6,349,348	592,409	1.0%

		Total Natural Resources	9,298,152	9,297,988	3,421,334	5.9%

Energy Alloys, LLC(d)	Oil and Gas	Second Lien Term Loan 3.00%, 6/30/2015	6,285,070	6,285,070	609,652	1.0%
Energy Alloys, LLC(d)(i)	Oil and Gas	Warrants	3	—	—	0.0%

		Total Oil and Gas	6,285,073	6,285,070	609,652	1.0%

Terphane Holdings Corp.(d)(e)(i)	Packaging	Senior Secured Notes 12.50%, 6/15/2010	4,850,000	4,850,000	4,437,750	7.6%
Terphane Holdings Corp.(d)(e)(i)	Packaging	Senior Secured Notes 12.50%, 6/15/2010	5,087,250	5,087,250	4,654,834	8.0%
Terphane Holdings Corp.(d)(e)(i)	Packaging	Senior Secured Notes 11.92%, 6/15/2010	500,000	500,000	457,500	0.8%

		Total Packaging	10,437,250	10,437,250	9,550,084	16.4%

Brown Publishing Company(d)(i)	Publishing	Second Lien Term Loan 8.76%, 9/19/2014	1,203,226	1,198,390	15,040	0.0%
Network Communications, Inc.(d)(i)	Publishing	Unsecured Notes 10.75%, 12/1/2013	5,000,000	5,065,452	2,412,500	4.1%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 5.00%, 8/1/2014	4,840,388	3,951,945	3,448,776	5.9%

		Total Publishing	11,043,614	10,215,787	5,876,316	10.0%

Sub Total Non-control/Non-affiliated investments				113,009,708	71,719,742	123.4%

Control investments—31.3%(b)
GSC Partners CDO GP III, LP(h)(i)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(f)(h)	Structured Finance Securities	Other/Structured Finance Securities 9.73%, 1/21/2020	30,000,000	29,233,097	18,208,657	31.3%

Sub Total Control investments				29,233,097	18,208,657	31.3%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(g)(i)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENT ASSETS—154.7%(b)				$142,242,805	$89,928,399	154.7%

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Net Assets
Interest rate cap	8.0%	2/9/2014	$36,734,694	$87,000	$15,812	0.0%
Interest rate cap	8.0%	11/30/2013	26,433,408	44,000	6,466	0.0%

Sub Total Outstanding interest rate cap				$131,000	$22,278	0.0%

(a)
All of the Fund's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Abitibi-Consolidated Company of Canada, Grant U.S. Holdings LLP, GSC Investment Corp. CLO 2007 Ltd., Terphane Holdings Corp., and GSC Partners CDO GP III, LP.

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

May 31, 2010

(Unaudited)

(b)
Percentages are based on net assets of $58,132,890 as of May 31, 2010.

(c)
Fair valued investment (see Note 4 to the consolidated financial statements).

(d)
All or a portion of the securities are pledged as collateral under a revolving securitized credit facility (see Note 7 to the consolidated financial statements).

(e)
Non-U.S. company. The principal place of business for Terphane Holdings Corp is Brazil, and for Abitibi-Consolidated Company of Canada and Grant U.S. Holdings LLP is Canada.

(f)
9.73% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(g)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—

(h)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$652,720	$506,785	$—	$1,510,354

GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—

(i)
Non-income producing at May 31, 2010.

GSC Investment Corp.

Consolidated Schedule of Investments

February 28, 2010

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliated investments—131.0%(b)
GFSI Inc(d)	Apparel	Senior Secured Notes 10.50%, 6/1/2011	$7,082,000	$7,082,000	$6,909,907	11.9%
Legacy Cabinets, Inc.(d)(i)	Building Products	First Lien Term Loan 6.58%, 8/18/2012	1,479,842	1,463,159	444,841	0.8%
Legacy Cabinets, Inc.(d)(i)	Building Products	Second Lien Term Loan 12.50%, 8/18/2013	1,862,420	1,828,197	85,113	0.1%

		Total Building Products	3,342,262	3,291,356	529,954	0.9%

Hopkins Manufacturing Corporation(d)	Consumer Products	Second Lien Term Loan 7.50%, 1/26/2012	3,250,000	3,247,947	3,003,650	5.2%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 10.25%, 11/22/2012	3,109,712	2,936,092	2,738,101	4.7%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00%, 12/14/2015	1,538,235	1,538,235	1,529,467	2.6%
Targus Holdings, Inc.(d)(i)	Consumer Products	Common	62,413	566,765	237,169	0.4%

		Total Consumer Products	7,960,360	8,289,039	7,508,387	12.9%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50%, 7/31/2013	306,855	306,855	255,242	0.4%
M/C Communications, LLC(d)	Education	First Lien Term Loan 6.75%, 12/31/2012	831,174	831,174	616,897	1.1%
M/C Communications, LLC(d)(i)	Education	Class A Common Stock	166,327	30,241	16,633	0.0%

		Total Education	997,501	861,415	633,530	1.1%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.23%, 6/1/2014	2,000,000	1,814,950	1,764,600	3.0%
Group Dekko(d)	Electronics	Second Lien Term Loan 10.50%, 1/20/2012	6,913,293	6,913,293	4,852,440	8.3%

		Total Electronics	8,913,293	8,728,243	6,617,040	11.4%

USS Parent Holding Corp.(d)(i)	Environmental	Non Voting Common Stock	765	133,002	86,745	0.1%
USS Parent Holding Corp.(d)(i)	Environmental	Voting Common Stock	17,396	3,025,798	1,973,453	3.3%

		Total Environmental	18,161	3,158,800	2,060,198	3.5%

Bankruptcy Management Solutions, Inc.(d)	Financial Services	Second Lien Term Loan 6.48%, 7/31/2013	4,837,500	4,814,623	983,464	1.7%
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75%, 3/31/2012	1,931,121	1,451,316	1,696,876	2.9%
IDI Acquisition Corp.(d)	Healthcare Services	Senior Secured Notes 10.75%, 12/15/2011	3,800,000	3,679,489	3,620,640	6.2%
PRACS Institute, LTD(d)	Healthcare Services	Second Lien Term Loan 8.26%, 4/17/2013	4,093,750	4,058,633	3,568,931	6.2%

		Total Healthcare Services	7,893,750	7,738,122	7,189,571	12.4%

McMillin Companies LLC(d)	Homebuilding	Senior Secured Notes 9.53%, 10/31/2013	7,700,000	7,334,121	3,634,400	6.3%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 10.00%, 6/30/2013	2,820,467	2,816,547	2,230,143	3.9%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	12,000,000	12,000,000	1,478,400	2.5%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	1,700,000	1,700,000	209,440	0.4%
Specialized Technology Resources, Inc.(d)	Manufacturing	Second Lien Term Loan 7.23%, 12/15/2014	5,000,000	4,799,666	4,711,000	8.0%

		Total Manufacturing	18,700,000	18,499,666	6,398,840	11.0%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2010

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Net Assets
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 13.00%, 3/1/2013	5,000,000	4,883,382	3,785,500	6.5%
Elyria Foundry Company, LLC(d)(i)	Metals	Warrants	3,000	—	8,610	0.0%

		Total Metals	5,003,000	4,883,382	3,794,110	6.5%

Abitibi-Consolidated Company of Canada(d)(e)	Natural Resources	First Lien Term Loan 11.00%, 3/30/2009	2,948,639	2,948,639	2,830,694	4.9%
Grant U.S. Holdings LLP(d)(e)(i)	Natural Resources	Second Lien Term Loan 10.75%, 9/20/2013	6,349,512	6,349,348	158,738	0.3%

		Total Natural Resources	9,298,151	9,297,987	2,989,432	5.1%

Energy Alloys, LLC(d)	Oil and Gas	Second Lien Term Loan 3.00%, 6/30/2015	6,239,318	6,239,318	1,128,693	1.9%
Energy Alloys, LLC(d)(i)	Oil and Gas	Warrants	3	—	—	0.0%

		Total Oil and Gas	6,239,321	6,239,318	1,128,693	1.9%

Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.50%, 6/15/2010	4,850,000	4,850,000	4,549,785	7.8%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes
		12.50%, 6/15/2010	5,087,250	5,087,250	4,772,349	8.2%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 10.92%, 6/15/2010	500,000	500,000	469,050	0.8%

		Total Packaging	10,437,250	10,437,250	9,791,184	16.8%

Custom Direct, Inc.(d)	Printing	First Lien Term Loan 3.06%, 12/31/2013	1,832,053	1,527,103	1,614,222	2.7%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 12.75%, 3/31/2010	361,020	360,554	361,020	0.6%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 12.75%, 3/31/2010	386,625	386,129	386,626	0.7%
Brown Publishing Company(d)(i)	Publishing	Second Lien Term Loan 8.76%, 9/19/2014	1,203,226	1,198,390	10,709	0.0%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 10.75%, 12/1/2013	5,000,000	5,067,619	2,473,000	4.3%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 2.50%, 2/1/2013	4,847,802	3,908,440	3,478,299	5.9%

		Total Publishing	11,798,673	10,921,132	6,709,654	11.5%

Sub Total Non-control/Non-affiliated investments				117,678,275	72,674,847	125.0%

Control investments—30.1%(b)
GSC Partners CDO GP III, LP(h)(i)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(f)(h)	Structured Finance Securities	Other/Structured Finance Securities 8.27%, 1/21/2020	30,000,000	29,233,097	16,698,303	28.7%

Sub Total Control investments				29,233,097	16,698,303	28.7%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(g)(i)	Financial Services	6.24% Limited Partnership Interest		—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENT ASSETS—161.1%(b)				$146,911,372	$89,373,150	153.7%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2010

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Net Assets
Interest rate cap	8.0%	2/9/2014	$39,183,673	$87,000	$30,097	0.1%
Interest rate cap	8.0%	11/30/2013	26,433,408	44,000	12,050	0.0%

Sub Total Outstanding interest rate cap				$131,000	$42,147	0.1%

(a)
All of the Fund's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Abitibi-Consolidated Company of Canada, Grant U.S. Holdings LLP, GSC Investment Corp. CLO 2007 Ltd., Terphane Holdings Corp., and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $55,478,152 as of February 28, 2010.

(c)
Fair valued investment (see Note 4 to the consolidated financial statements).

(d)
All or a portion of the securities are pledged as collateral under a revolving securitized credit facility (see Note 7 to the consolidated financial statements).

(e)
Non-U.S. company. The principal place of business for Terphane Holdings Corp is Brazil, and for Abitibi-Consolidated Company of Canada and Grant U.S. Holdings LLP is Canada.

(f)
8.27% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(g)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$(10,527)

(h)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$2,397,514	$2,057,397	$—	$(4,970,217)

GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$(98,412)

(i)
Non-income producing at February 28, 2010.

GSC Investment Corp.

Consolidated Statements of Changes in Net Assets

	For the Three Months Ended May 31, 2010	For the Three Months Ended May 31, 2009
	(unaudited)	(unaudited)
INCREASE FROM OPERATIONS:
Net investment income	$2,202	$2,563,989
Net realized loss from investments	(2,551,410)	(5,152)
Net unrealized appreciation on investments	5,223,815	2,769,292
Net unrealized appreciation/(depreciation) on derivatives	(19,869)	35,687

Net increase in net assets from operations	2,654,738	5,363,816

Total increase in net assets	2,654,738	5,363,816
Net assets at beginning of period	55,478,152	68,013,777

Net assets at end of period	$58,132,890	$73,377,593

Net asset value per common share	$3.43	$8.85
Common shares outstanding at end of period	16,940,109	8,291,384
Accumulated undistributed net investment income (loss)	$(2,843,933)	$8,686,481

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Statements of Cash Flows

	For the Three Months Ended May 31, 2010	For the Three Months Ended May 31, 2009
	(unaudited)	(unaudited)
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,654,738	$5,363,816
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(377,030)	(193,771)
Net accretion of discount on investments	(182,648)	(274,406)
Amortization of deferred credit facility financing costs	—	71,320
Net realized loss from investments	2,551,410	5,152
Net unrealized appreciation on investments	(5,223,815)	(2,769,292)
Unrealized (appreciation) depreciation on derivatives	19,869	(35,687)
Proceeds from sale and redemption of investments	2,676,834	921,553
(Increase) decrease in operating assets:
Cash and cash equivalents, securitization accounts	(153,304)	(850,750)
Interest receivable	884,749	19,713
Management fee receivable	96,628	64
Other assets	(261,364)	180,268
Increase (decrease) in operating liabilities:
Management and incentive fees payable	411,389	869,927
Accounts payable and accrued expenses	(331,109)	(9,891)
Interest and credit facility fees payable	3,080	154,175
Due to manager	(9,053)	—

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,760,374	3,452,191

Financing activities
Paydowns on debt	(3,184,791)	(1,239,416)
Credit facility financing cost	—	(25,000)

NET CASH USED BY FINANCING ACTIVITIES	(3,184,791)	(1,264,416)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(424,417)	2,187,775
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,352,434	6,356,225

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,928,017	$8,544,000

Supplemental Information:
Interest paid during the period	$828,040	$417,398
Supplemental non-cash information
Paid-in-kind interest income	$377,030	$193,771
Net accretion of discount on investments	$182,648	$274,406
Amortization of deferred credit facility financing costs	$—	$71,320

See accompanying notes to consolidated financial statements.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2010

(unaudited)

Note 1. Organization and Basis of Presentation

        GSC Investment Corp. (the "Company", "we" and "us") is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). We commenced operations on March 23, 2007 and completed our initial public offering ("IPO") on March 28, 2007. We have elected to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code (the "code"). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in private middle market companies and select high yield bonds.

        GSC Investment, LLC (the "LLC") was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

        On March 21, 2007, the Company was incorporated and concurrently, the LLC was merged with and into the Company in accordance with the procedure for such merger in the LLC's limited liability company agreement and Maryland law. In connection with such merger, each outstanding common share of the LLC was converted into an equivalent number of shares of common stock of the Company and the Company is the surviving entity.

        We are externally managed and advised by our investment adviser, GSCP (NJ), L.P. (individually and collectively with its affiliates, "GSC Group" or the "Manager"), pursuant to an investment advisory and management agreement.

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP") and include the accounts of the Company and its special purpose financing subsidiary, GSC Investment Funding, LLC. All intercompany accounts and transactions have been eliminated in consolidation. All references made to the "Company," "we," and "us" in the financial statements encompassing of these consolidated subsidiaries, except as stated otherwise.

Note 2. Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

        The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Cash and cash equivalents, Securitization Accounts

        Cash and cash equivalents, securitization accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on securitized investments or other reserved amounts associated with the Company's securitization facilities. The Company is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Cash held in such accounts may not be available for the general use of the Company.

Investment Classification

        The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which we own more than 25% of the voting securities or maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliated Investments" are defined as those non-control investments in companies in which we own between 5% and 25% of the voting securities. Under the 1940 Act, "Non-affiliated Investments" are defined as investments that are neither Control Investments or Affiliated Investments.

Investment Valuation

        The fair value of the Company's assets and liabilities which qualify as financial instruments under ASC 825 approximates the carrying amounts presented in the consolidated statements of assets and liabilities.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to make a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as determined, in good faith, by our board of directors based on input from our Manager, our audit committee and, if our board or audit committee so request, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in a fair value pricing include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  An independent valuation firm engaged by our board of directors reviews at least one quarter of these preliminary valuations each quarter so that the valuation of each investment for which

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

    market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process.

  •
  The audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discuss the valuations and determine the fair value of each investment, in good faith, based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Our equity investment in GSC Investment Corp. CLO 2007, Ltd. ("GSCIC CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CLO equity, when available, as determined by our investment advisor and recommended to our board of directors.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        We account for derivative financial instruments in accordance with ASC 815. ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statement of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statement of operations.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in GSCIC CLO is recorded using the effective interest method in accordance with the provision of ASC 325, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Paid-in-Kind Interest

        The Company includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind interest ("PIK"), which represents contractually deferred interest added to the investment balance that is generally due at maturity. We stop accruing PIK if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Credit Facility Financing Costs

        Financing costs incurred in connection with each respective credit facility have been deferred and are being amortized using the straight line method over the life of each respective facility.

Indemnifications

        In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Income Taxes

        The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

        In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

of 4% on undistributed income if we do not distribute at least 98% of our ordinary income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

        We adopted ASC Topic 740, Income Taxes ("ASC 740") on February 28, 2008. ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold that an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Our adoption of ASC 740 did not require a cumulative effect adjustment to the February 28, 2008 undistributed net realized earnings. We classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Dividends

        Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. If the Company's common stock is trading below net asset value at the time of valuation, the plan administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the account of each Participant.

New Accounting Pronouncements

        In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140", ("SFAS No. 166") which amends the derecognition guidance in SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", eliminates the concept of a "qualifying special-purpose entity" ("QSPE") and requires more information about transfers of financial assets, including securitization transactions as well as a company's continuing exposure to the risks related to transferred financial assets. SFAS No. 166 is now codified in ASC 860. The amended requirements are effective for financial asset transfers occurring after the beginning of an entity's first fiscal year that begins after November 15, 2009 and early adoption is prohibited. The adoption of ASC 860 by the Company did not have material effect on our consolidated financial statements.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures ("ASU 2010-06"), which amends ASC 820 and requires additional disclosure related to recurring and non-recurring fair value measurement in respect of transfers in and out of Level 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within that fiscal year. The adoption of ASU 2010—06 by the Company did not have a material effect on our consolidated financial statements.

Risk Management

        In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies equivalent to the investment's carrying amount.

        The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents including those in securitization accounts at a major financial institution and credit risk related to the derivative counterparty.

        The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Going Concern

        As of May 31, 2010, the Company remained in default on its Revolving Facility (see Note 7) and as a result of the default, our lender has the right to accelerate repayment of the outstanding indebtedness and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral would have a material adverse effect on our liquidity, financial condition and operations. The deleveraging of the Company may significantly impair the Company's ability to effectively operate. There is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of such acceleration or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations. However, we continue to believe that we will have adequate liquidity to continue to fund our operations and the interest payments on our outstanding debt, including any default interest.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 3. Going Concern (Continued)

        On April 14, 2010, the Company entered into a definitive agreement with Saratoga Investment Advisors, LLC ("Saratoga") and CLO Partners LLC ("CLO Partners") and announced a $55 million recapitalization plan to cure the debt default. The recapitalization plan includes Saratoga and CLO Partners purchasing approximately 9.8 million shares of common stock of GSC Investment Corp. for $1.52 per share pursuant to a definitive stock purchase agreement and a commitment from Madison Capital Funding LLC to provide the Company with a $40 million senior secured revolving credit facility. Upon the closing of the transaction, the Company will immediately borrow funds under the new credit facility that, when added to the $15 million equity investment, will be sufficient to repay the full amount of the Company's existing debt and to provide the Company with working capital thereafter. The plan is subject to shareholder approval.

        A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. Our consolidated financial statements have been prepared on a going concern basis and do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

Note 4. Investments

        The Company values all investments in accordance with ASC 820 "Fair Value Measurements and Disclosures" ("ASC 820"). ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        ASC 820 provides guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased when compared with normal market activity for the asset or liability, and identifying transactions that are not orderly. In those circumstances, further analysis and/or significant adjustment to the transaction or quoted prices may be required at the measurement date under current market conditions.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Based on the observability of the inputs used in the valuation techniques the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 4. Investments (Continued)

ranks the quality and reliability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

        The following table presents fair value measurements of investments as of May 31, 2010 (dollars in thousands):

	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$13,830	$13,830
Second lien term loans	—	—	20,794	20,794
Senior secured notes	—	—	29,372	29,372
Unsecured notes	—	—	4,308	4,308
Structured finance securities	—	—	18,209	18,209
Common stock/equities	—	—	3,415	3,415
Limited partnership interest	—	—	—	—

Total	$—	$—	$89,928	$89,928

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 4. Investments (Continued)

        The following table presents fair value measurements of investments as of February 28, 2010 (dollars in thousands):

	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$16,653	$16,653
Second lien term loans	—	—	20,267	20,267
Senior secured notes	—	—	27,742	27,742
Unsecured notes	—	—	5,690	5,690
Structured finance securities	—	—	16,698	16,698
Common stock/equities	—	—	2,323	2,323
Limited partnership interest	—	—	—	—

Total	$—	$—	$89,373	$89,373

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the quarter ended May 31, 2010 (dollars in thousands):

	First lien Term Loans	Second lien Term Loans	Senior Secured Notes	Unsecured Notes	Structured Finance Securities	Common Stock/Equities	Total
Balance as of February 28, 2010	$16,653	$20,267	$27,742	$5,690	$16,698	$2,323	$89,373
Net unrealized gains (losses)	547	2,228	1,586	(1,380)	1,511	732	5,224
Purchases and other adjustments to cost	308	210	44	(2)	—	—	560
Sales and redemptions	(2,664)	(13)	—	—	—	—	(2,677)
Net realized loss from investments	(689)	(1,863)	—	—	—	—	(2,552)
Transfers in/out	(325)	(35)	—	—	—	360	—

Balance as of May 31, 2010	$13,830	$20,794	$29,372	$4,308	$18,209	$3,415	$89,928

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sale and redemptions represent net proceeds received from investments sold during the period.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 4. Investments (Continued)

        Net transfers in and/or out represent existing investments that were either previously categorized as another level and the inputs to the model became unobservable or investments that were previously classified as the lowest significant input became observable during the period. These investments transfers are recorded at their end of period fair values.

        The composition of our investments as of May 31, 2010, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$15,567	$13,830	15.4%
Second lien term loans	39,563	20,794	23.1
Senior secured notes	33,460	29,372	32.7
Unsecured notes	20,304	4,308	4.8
Structured finance securities	29,233	18,209	20.2
Common stock/equities	4,116	3,415	3.8
Limited partnership interest	—	—	—

Total	$142,243	$89,928	100.0%

        The composition of our investments as of February 28, 2010, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$18,936	$16,653	18.6%
Second lien term loans	41,264	20,267	22.7
Senior secured notes	33,416	27,742	31.0
Unsecured notes	20,306	5,690	6.4
Structured finance securities	29,233	16,698	18.7
Common stock/equities	3,756	2,323	2.6
Limited partnership interest	—	—	—

Total	$146,911	$89,373	100.0%

Note 5. Investment in GSC Investment Corp. CLO 2007, Ltd.

        On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a $400 million CLO managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSCIC CLO pursuant to which we will act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of GSCIC CLO's assets, to be paid

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 5. Investment in GSC Investment Corp. CLO 2007, Ltd. (Continued)

quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the GSCIC CLO subordinated notes receive an internal rate of return equal to or greater than 12%. For the three months ended May 31, 2010 and May 31, 2009 we accrued $0.5 and $0.5 million in management fee income, respectively and $0.7 and $0.9 million in interest income, respectively, from GSCIC CLO. We did not accrue any amounts related to the incentive management fee as the 12% hurdle rate has not yet been achieved.

Note 6. Agreements

        On March 21, 2007, the Company entered into an investment advisory and management agreement (the "Management Agreement") with GSC Group, our investment advisor. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. Pursuant to the Management Agreement, our investment adviser implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our investment adviser is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our investment adviser a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee of 1.75% is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

        The incentive fee consists of the following two parts:

          The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (not including excise taxes), expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser receives no incentive fee unless our pre-incentive fee net investment income, as defined above, exceeds the hurdle rate of 1.875%. Amounts received as a return of capital are not included in calculating this portion of the incentive fee. Since the hurdle rate is based on net assets, a return of less than the hurdle rate on total assets may still result in an incentive fee.

          The second, payable at the end of each fiscal year equals 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of such incentive fees paid to the investment adviser through such date.

        We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full fiscal quarter period ending on or prior to the date such payment is to

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 6. Agreements (Continued)

be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) is less than 7.5% of our net assets at the beginning of such period. These calculations will be appropriately pro rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee will become payable on the next date on which such test has been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement.

        For the three months ended May 31, 2010 and May 31, 2009 we incurred $0.4 and $0.5 million in base management fees. For the three months May 31, 2009 we incurred $0.3 million in incentive fees related to pre-incentive fee net investment income. For the three months ended May 31, 2010 and May 31, 2009, we incurred no incentive management fees related to net realized capital gains. As of May 31, 2010 $0.9 million of base management fees and $2.6 million of incentive fees were unpaid and included in management and incentive fees payable in the accompanying consolidated statement of assets and liabilities.

        As of May 31, 2010, the end of the first quarter of fiscal year 2011, the sum of our aggregate distributions to our stockholders and our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of the first fiscal quarter of fiscal year 2010. Accordingly, the payment of the incentive fee for the quarter ended May 31, 2010 has been deferred along with all previously deferred incentive fees. The total deferred incentive fee payable at May 31, 2010 was $2.6 million.

        On March 21, 2007, the Company entered into a separate administration agreement (the "Administration Agreement") with GSC Group, pursuant to which GSC Group, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. Our allocable portion is based on the proportion that our total assets bears to the total assets or a subset of total assets administered by our administrator.

        For the three months ended May 31, 2010 and May 31, 2009 we expensed $0.2 and $0.2 million of administrator expenses, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to the Company in addition to our allocable portion of rent and other overhead related expenses. GSC Group has agreed not to be reimbursed by the Company for any expenses incurred in performing its obligations under the Administration Agreement until the Company's total assets exceeds $500 million. Additionally, the Company's requirement to reimburse GSC Group is capped such that the amounts payable, together with the Company's other operating expenses, will not exceed an amount equal to 1.5% per annum of the Company's net assets attributable to the Company's common stock. Accordingly, for the three months ended May 31, 2010 and May 31, 2009, we have recorded $0.2 and $0.2 million in expense waiver and reimbursement, respectively, under the Administration Agreement in the accompanying consolidated statement of operations.

        On March 23, 2007, the Manager provided the Company with a Notification of Fee Reimbursement (the "Expense Reimbursement Agreement"). The Expense Reimbursement Agreement provides for the Manager to reimburse the Company for operating expenses to the extent that our total

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 6. Agreements (Continued)

annual operating expenses (other than investment advisory and management fees, interest and credit facility expenses, and organizational expense) exceed an amount equal to 1.55% of our net assets attributable to common stock. The Manager is not entitled to recover any reimbursements under this agreement in future periods. The term of the Expense Reimbursement Agreement is for a period of 12 months beginning March 23, 2007 and for each twelve months period thereafter unless otherwise agreed by the Manager and the Company. On April 15, 2008, the Manager and the Company agreed not to extend the agreement for an additional twelve month period and terminated the Expense Reimbursement Agreement as of March 23, 2008. For the three months ended May 31, 2010 and May 31, 2009, we recorded $0.2 and $0.2 million in expense waiver and reimbursement, respectively under the Expense Reimbursement Agreement in the accompanying consolidated statement of operations.

Note 7. Borrowings

        As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

        On April 11, 2007, we formed GSC Investment Funding LLC ("GSC Funding"), a wholly owned consolidated subsidiary of the Company, through which we entered into a revolving securitized credit facility (the "Revolving Facility") with Deutsche Bank AG, as administrative agent, under which we may borrow up to $100 million. A significant percentage of our total assets have been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest is payable monthly at the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market is unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%.

        In March 2009 we amended the Revolving Credit Facility to increase the portion of the portfolio that can be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our Borrowing Base (as defined below) that would allow us to better manage our capital in times of declining asset prices and market dislocation. If we are not able to obtain new sources of financing, however, we expect our portfolio will gradually de-lever as principal payments are received, which may negatively impact our net investment income and ability to pay dividends.

        On July 30, 2009 we exceeded the permissible borrowing limit for 30 consecutive days, resulting in an event of default under our Revolving Facility that is continuing. As a result of this event of default, our lender has the right to accelerate repayment of the outstanding indebtedness under and Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral would have a material adverse effect on our liquidity, financial condition and operations. As a result of the continuing default, the Company may be forced to sell its investments to raise funds to repay outstanding amounts. Such forced sales

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 7. Borrowings (Continued)

may result in values that could be less than carrying values reported in these financial statements. The deleveraging of the Company may significantly impair the Company's ability to effectively operate. Please see Part I, Item 1A. "Risk Factors—An event of default under the Revolving Facility may lead to a forced liquidation of the pledged assets that may yield less than the fair value of the assets" in our Annual Report on form 10-K for the year ended February 28, 2010 for more information. Our lender has elected not to accelerate the obligation to date, but has reserved the right to do so.

        At May 31, 2010 and February 28, 2010 we had $33.8 million and $37.0 million in borrowings under the Revolving Facility, respectively. The actual amount that may be outstanding at any given time (the "Borrowing Base") is dependent upon the amount and quality of the collateral securing the Revolving Facility. Our Borrowing Base was $6.1 million at May 31, 2010 versus $1.7 million at February 28, 2010. The increase in our Borrowing Base during the quarter is mainly attributable to the change in classification of certain defaulted assets that resulted in a higher collateral value per the Borrowing Base calculation.

        For purposes of determining the Borrowing Base, most assets are assigned the values set forth in our most recent quarterly report filed with the SEC. Accordingly, the May 31, 2010 Borrowing Base relies upon the valuations set forth in the annual report for the year ended February 28, 2010. The valuations presented in this quarterly report will not be incorporated into the Borrowing Base until after this report is filed with the SEC.

        During the continuance of an event of default, the interest rate on the Revolving Facility is increased from the commercial paper rate plus 4.00% to the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market is unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%. For the three months ended May 31, 2010 and May 31, 2009, we recorded $0.8 and $0.6 million of interest expense. For the three months ended May 31, 2009, we recorded $71,320 of amortization of deferred financing costs related to the Revolving Facility. For the three months ended May 31, 2010 and May 31, 2009, the interest rates on the outstanding borrowings were 9.25% and a range of 4.52% to 4.73%, respectively.

Note 8. Interest Rate Cap Agreements

        In April and May 2007, pursuant to the requirements of the Facilities, GSC Funding and GSC Funding II entered into interest rate cap agreements with Deutsche Bank AG with notional amounts of $34 million and $60.9 million at costs of $75,000, and $44,000, respectively. In May 2007 GSC Funding increased the notional under its agreement from $34 million to $40 million for an additional cost of $12,000. The agreements expire in February 2014 and November 2013 respectively. These interest rate caps are treated as free-standing derivatives under ASC 815 and are presented at their fair value on the consolidated statement of assets and liabilities and the changes in their fair value are included on the consolidated statement of operations.

        The agreements provide for a payment to the Company in the event LIBOR exceeds 8%, mitigating our exposure to increases in LIBOR. With respect to calculating the payments under these agreements, the notional amount is determined based on a pre-determined schedule set forth in the

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 8. Interest Rate Cap Agreements (Continued)

respective agreements which provides for a reduction in the notional at specified dates until the maturity of the agreements. As of May 31, 2010 we did not receive any such payments as the LIBOR has not exceeded 8%. At May 31, 2010, the total notional outstanding for the interest rate caps was $63.2 million with an aggregate fair value of $22,278, which is recorded in outstanding interest cap at fair value on the Company's consolidated statement of assets and liabilities. For the three months ended May 31, 2010 and May 31, 2009, the Company recorded $19,869 of unrealized depreciation and $35,687 of unrealized appreciation respectively, on derivatives in the consolidated statement of operations related to the change in the fair value of the interest rate cap agreements.

        The table below summarizes our interest rate cap agreements as of May 31, 2010 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$36,735	8.0%	Feb 2014	$16
Interest Rate Cap	Free Standing Derivative	26,433	8.0	Nov 2013	6

	Net fair value				$22

        The table below summarizes our interest rate cap agreements as of February 28, 2010 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$39,184	8.0%	Feb 2014	$30
Interest Rate Cap	Free Standing Derivative	26,433	8.0	Nov 2013	12

	Net fair value				$42

Note 9. Directors Fees

        The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons." For the three months ended May 31, 2010 and May 31, 2009, we accrued $0.1 and $0.1 million for directors' fees expense, respectively. As of May 31, 2010 and February 28, 2009, $110,500 and $54,000 in directors' fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of May 31, 2010, we had not issued any common stock to our directors as compensation for their services.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 10. Stockholders' Equity

        On May 16, 2006, GSC Group capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

        On March 20, 2007, the Company issued 959,955 and 81,362 shares of common stock, priced at $15.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 67 shares owned by GSC Group in the LLC were exchanged for 67 shares of GSC Investment Corp.

        On March 28, 2007, the Company completed its IPO of 7,250,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter's discount and commissions, and $1.0 million in offering costs, were $100.7 million.

        On November 13, 2009, we declared a dividend of $1.825 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 of newly issued shares of common stock.

Note 11. Earnings Per Share

        In accordance with the provisions of FASB ASC 260, "Earnings per Share" ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

        The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the quarters ended May 31, 2010 and May 31, 2009 (dollars in thousands except per share amounts):

Basic and diluted	May 31, 2010	May 31, 2009
Net increase in net assets from operations	$2,655	$5,364
Weighted average common shares outstanding	16,940,109	8,291,384
Earnings per common share-basic and diluted	$0.16	$0.65

Note 12. Dividend

        The Company did not declare any dividend payments during the quarters ended May 31, 2010 and May 31, 2009.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 13. Financial Highlights

        The following is a schedule of financial highlights for the three months ended May 31, 2010 and May 31, 2009:

	May 31, 2010	May 31, 2009
Per share data:
Net asset value at beginning of period	$3.27	$8.20
Net investment income(1)(5)	0.00	0.31
Net realized losses on investments and derivatives	(0.15)	—
Net unrealized appreciation on investments and derivatives	0.31	0.34

Net increase in stockholders' equity	0.16	0.65
Net asset value at end of period	$3.43	$8.85

Net assets at end of period	$58,132,890	$73,377,593
Shares outstanding at end of period	16,940,109	8,291,384
Per share market value at end of period	$1.71	$2.90
Total return based on market value(2)	(10.94)%	45.73%
Total return based on net asset value(3)	4.79%	7.93%
Ratio/Supplemental data:(6)
Ratio of net investment income net of expense waiver and reimbursement to average net assets(4)	0.01%	12.83%
Ratio of operating expenses net of expense waiver and reimbursement to average net assets(4)	13.34%	6.18%
Ratio of incentive management fees to average net assets	0.00%	1.61%
Ratio of credit facility related expenses to average net assets	5.61%	3.22%
Ratio of total expenses net of expense waiver and reimbursement to average net assets(4)	18.95%	11.01%

(1)
Net investment (loss) income excluding expense waiver and reimbursement equals ($0.01) and $0.29 per share for the quarters ended May 31, 2010 and May 31, 2009, respectively.

(2)
Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales change for the year.

(3)
Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions, and no sales change for the year.

(4)
For the quarter ended May 31, 2010, excluding the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is (1.03%), 14.39% and 19.99%, respectively. For the quarter ended May 31, 2009, excluding the expense waiver and reimbursement arrangement, the ratio of

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

May 31, 2010

(unaudited)

Note 13. Financial Highlights (Continued)

  net investment income, operating expenses, total expenses to average net assets is 11.97%, 7.04% and 11.87%, respectively.

(5)
Amount is less than $0.005 for the quarter end May 31, 2010.

(6)
Ratios are annualized.

Note 14. Related Party Transaction

        On March 20, 2007, the Company issued 959,955 and 81,362 shares of common stock, priced at $15.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. As of May 31, 2010, the fair value of the general partnership interest and limited partnership interest was zero.

        On January 10, 2008, GSC Group notified our Dividend Reinvestment Plan Administrator that it was electing to receive dividends and other distributions in cash (rather than in additional shares of common stock) with respect to all shares of stock held by it and the investment funds under its control. For the quarter ended February 29, 2008, GSC Group received 35,911 of additional shares under the dividend reinvestment plan. As of May 31, 2010, GSC Group and its affiliates own approximately 11.4% of the outstanding common shares of the Company.

        On January 22, 2008, we entered into a collateral management agreement with GSCIC CLO pursuant to which we will act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of GSCIC CLO's assets, to be paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the GSCIC CLO subordinated notes receive an internal rate of return equal to or greater than 12%. We do not expect to enter into additional collateral management agreements in the near future.

        In April 2009, our investment adviser withheld a scheduled principal amortization payment under its credit facility, resulting in a default thereunder. Since then, our investment adviser and its secured lenders have been in negotiations regarding a consensual restructuring of its obligations under such credit facility. While we are not directly affected by our investment adviser's default, if it is unable to restructure its credit facility, or an acceleration of the outstanding principal balance by the lenders occurs, the ability of the investment adviser to retain key individuals and perform its investment advisory duties for us could be significantly impaired.

Note 15. Subsequent Events

        On June 7, 2010, the Company repaid $0.1 million of the outstanding borrowings related to the credit facility.

        On June 25, 2010, the Company filed a definitive Proxy Statement on Schedule 14A related to the proposed Saratoga transaction.

        On July 9, 2010, the Company repaid $0.8 million of the outstanding borrowings related to the credit facility.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of GSC Investment Corp.

        We have audited the accompanying consolidated statement of assets and liabilities of GSC Investment Corp. (the "Company"), including the consolidated schedule of investments as of February 28, 2010 and February 28, 2009 , and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended February 28, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of GSC Investment Corp. at February 28, 2010 and February 28, 2009, and the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended February 28, 2010 in conformity with U.S. generally accepted accounting principles.

        The accompanying consolidated financial statements have been prepared assuming that GSC Investment Corp. will continue as a going-concern. As more fully described in Note 3, the Company remained in default of its Revolving Facility. As a result of the default, the Company's lender has the right to accelerate repayment of the outstanding indebtedness and foreclose and liquidate the collateral pledged. This would have a material adverse effect on the Company's liquidity, financial condition and operations. This condition raises substantial doubt about the Company's ability to continue as a going-concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ Ernst & Young LLP

New York, NY
May 27, 2010

GSC Investment Corp.

Consolidated Statement of Assets and Liabilities

	As of
	February 28, 2010	February 28, 2009
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $117,678,275 and $137,020,449, respectively)	$72,674,847	$96,462,919
Control investments (cost of $29,233,097 and $29,905,194, respectively)	16,698,303	22,439,029
Affiliate investments (cost of $0 and $0, respectively)	—	10,527

Total investments at fair value (amortized cost of $146,911,372 and $166,925,643, respectively)	89,373,150	118,912,475
Cash and cash equivalents	3,352,434	6,356,225
Cash and cash equivalents, securitization accounts	225,424	1,178,201
Outstanding interest rate cap at fair value (cost of $131,000 and $131,000, respectively)	42,147	39,513
Interest receivable, net of reserve	3,473,961	3,087,668
Deferred credit facility financing costs, net	—	529,767
Management fee receivable	327,928	237,370
Other assets	140,272	321,260

Total assets	$96,935,316	$130,662,479

LIABILITIES
Revolving credit facility	$36,992,222	$58,994,673
Management and incentive fees payable	3,071,093	2,880,667
Accounts payable and accrued expenses	1,111,081	700,537
Interest and credit facility fees payable	267,166	72,825
Due to manager	15,602	—

Total liabilities	$41,457,164	$62,648,702

NET ASSETS
Common stock, par value $.0001 per share, 100,000,000 common shares authorized, 16,940,109 and 8,291,384 common shares issued and outstanding, respectively	$1,694	$829
Capital in excess of par value	128,339,497	116,943,738
(Distributions in excess of accumulated net investment income)/Accumulated undistributed net investment income	(2,846,135)	6,122,492
Accumulated net realized loss from investments and derivatives	(12,389,830)	(6,948,628)
Net unrealized depreciation on investments and derivatives	(57,627,074)	(48,104,654)

Total Net Assets	55,478,152	68,013,777

Total liabilities and Net Assets	$96,935,316	$130,662,479

NET ASSET VALUE PER SHARE	$3.27	$8.20

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Statements of Operations

	For The Year Ended February 28, 2010	For The Year Ended February 28, 2009	For The Year Ended February 29, 2008
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$10,902,482	$16,572,973	$20,115,301
Control investments	2,397,514	4,393,818	262,442

Total interest income	13,299,996	20,966,791	20,377,743
Interest from cash and cash equivalents	23,624	175,567	366,312
Management fee income	2,057,397	2,049,717	599,476
Other income	236,259	195,135	42,548

Total investment income	15,617,276	23,387,210	21,386,079

EXPENSES
Interest and credit facility financing expenses	4,096,041	2,605,367	5,031,233
Base management fees	1,950,760	2,680,231	2,938,659
Professional fees	2,071,027	1,166,111	1,409,806
Administrator expenses	670,720	960,701	892,112
Incentive management fees	327,684	1,752,254	711,363
Insurance	869,969	682,154	586,784
Directors fees and expenses	294,932	295,017	313,726
General & administrative	265,575	289,477	261,653
Cost of acquiring management contract	—	—	144,000
Organizational expense	—	—	49,542

Expenses before expense waiver and reimbursement	10,546,708	10,431,312	12,338,878

Expense waiver and reimbursement	(670,720)	(1,010,416)	(1,789,028)

Total expenses net of expense waiver and reimbursement	9,875,988	9,420,896	10,549,850

NET INVESTMENT INCOME BEFORE INCOME TAXES	5,741,288	13,966,314	10,836,229
Income tax expense, including excise tax	(27,445)	(140,322)	(88,951)

NET INVESTMENT INCOME	5,713,843	13,825,992	10,747,278

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments
Non-Control/Non-Affiliate investments	(6,653,983)	(7,173,118)	2,707,402
Control investments	—	—	428,673
Affiliate investments	—	—	39,147
Net realized gain from derivatives	—	30,454	732,526
Net unrealized depreciation on investments	(9,525,054)	(27,961,244)	(20,051,923)
Net unrealized appreciation/(depreciation) on derivatives	2,634	(37,221)	(54,266)

Net loss on investments	(16,176,403)	(35,141,129)	(16,198,441)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,462,560)	$(21,315,137)	$(5,451,163)

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(0.99)	$(2.57)	$(0.70)
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	10,613,507	8,291,384	7,761,965

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Schedule of Investments

February 28, 2010

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Stockholders' Equity
Non-control/Non-affiliated investments—131.0%(b)
GFSI Inc(d)	Apparel	Senior Secured Notes 10.50%, 6/1/2011	$7,082,000	$7,082,000	$6,909,907	12.5%
Legacy Cabinets, Inc.(d)(i)	Building Products	First Lien Term Loan 6.58%, 8/18/2012	1,479,842	1,463,159	444,841	0.8%
Legacy Cabinets, Inc.(d)(i)	Building Products	Second Lien Term Loan 12.50%, 8/18/2013	1,862,420	1,828,197	85,113	0.2%

		Total Building Products	3,342,262	3,291,356	529,954	1.0%

Hopkins Manufacturing Corporation(d)	Consumer Products	Second Lien Term Loan 7.50%, 1/26/2012	3,250,000	3,247,947	3,003,650	5.4%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 10.25%, 11/22/2012	3,109,712	2,936,092	2,738,101	4.9%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00%, 12/14/2015	1,538,235	1,538,235	1,529,467	2.8%
Targus Holdings, Inc.(d)(i)	Consumer Products	Common	62,413	566,765	237,169	0.4%

		Total Consumer Products	7,960,360	8,289,039	7,508,387	13.5%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50%, 7/31/2013	306,855	306,855	255,242	0.5%
M/C Communications, LLC(d)	Education	First Lien Term Loan 6.75%, 12/31/2012	831,174	831,174	616,897	1.1%
M/C Communications, LLC(d)(i)	Education	Class A Common Stock	166,327	30,241	16,633	0.0%

		Total Education	997,501	861,415	633,530	1.1%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.23%, 6/1/2014	2,000,000	1,814,950	1,764,600	3.2%
Group Dekko(d)	Electronics	Second Lien Term Loan 10.50%, 1/20/2012	6,913,293	6,913,293	4,852,440	8.7%

		Total Electronics	8,913,293	8,728,243	6,617,040	11.9%

USS Parent Holding Corp.(d)(i)	Environmental	Non Voting Common Stock	765	133,002	86,745	0.2%
USS Parent Holding Corp.(d)(i)	Environmental	Voting Common Stock	17,396	3,025,798	1,973,453	3.5%

		Total Environmental	18,161	3,158,800	2,060,198	3.7%

Bankruptcy Management Solutions, Inc.(d)	Financial Services	Second Lien Term Loan 6.48%, 7/31/2013	4,837,500	4,814,623	983,464	1.8%
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75%, 3/31/2012	1,931,121	1,451,316	1,696,876	3.1%
IDI Acquisition Corp.(d)	Healthcare Services	Senior Secured Notes 10.75%, 12/15/2011	3,800,000	3,679,489	3,620,640	6.5%
PRACS Institute, LTD(d)	Healthcare Services	Second Lien Term Loan 8.26%, 4/17/2013	4,093,750	4,058,633	3,568,931	6.5%

		Total Healthcare Services	7,893,750	7,738,122	7,189,571	13.0%

McMillin Companies LLC(d)	Homebuilding	Senior Secured Notes 9.53%, 10/31/2013	7,700,000	7,334,121	3,634,400	6.6%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 10.00%, 6/30/2013	2,820,467	2,816,547	2,230,143	4.1%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	12,000,000	12,000,000	1,478,400	2.7%
Jason Incorporated(d)(i)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	1,700,000	1,700,000	209,440	0.4%
Specialized Technology Resources, Inc.(d)	Manufacturing	Second Lien Term Loan 7.23%, 12/15/2014	5,000,000	4,799,666	4,711,000	8.4%

		Total Manufacturing	18,700,000	18,499,666	6,398,840	11.5%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2010

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value	% of Stockholders' Equity
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 13.00%, 3/1/2013	5,000,000	4,883,382	3,785,500	6.8%
Elyria Foundry Company, LLC(d)(i)	Metals	Warrants	3,000	—	8,610	0.0%

		Total Metals	5,003,000	4,883,382	3,794,110	6.8%

Abitibi-Consolidated Company of Canada(d)(e)	Natural Resources	First Lien Term Loan 11.00%, 3/30/2009	2,948,639	2,948,639	2,830,694	5.1%
Grant U.S. Holdings LLP(d)(e)(i)	Natural Resources	Second Lien Term Loan 10.75%, 9/20/2013	6,349,512	6,349,348	158,738	0.3%

		Total Natural Resources	9,298,151	9,297,987	2,989,432	5.4%

Energy Alloys, LLC(d)	Oil and Gas	Second Lien Term Loan 3.00%, 6/30/2015	6,239,318	6,239,318	1,128,693	2.0%
Energy Alloys, LLC(d)(i)	Oil and Gas	Warrants	3	—	—	0.0%

		Total Oil and Gas	6,239,321	6,239,318	1,128,693	2.0%

Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.50%, 6/15/2010	4,850,000	4,850,000	4,549,785	8.2%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.50%, 6/15/2010	5,087,250	5,087,250	4,772,349	8.6%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 10.92%, 6/15/2010	500,000	500,000	469,050	0.8%

		Total Packaging	10,437,250	10,437,250	9,791,184	17.6%

Custom Direct, Inc.(d)	Printing	First Lien Term Loan 3.06%, 12/31/2013	1,832,053	1,527,103	1,614,222	2.8%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 12.75%, 3/31/2010	361,020	360,554	361,020	0.7%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 12.75%, 3/31/2010	386,625	386,129	386,626	0.7%
Brown Publishing Company(d)(i)	Publishing	Second Lien Term Loan 8.76%, 9/19/2014	1,203,226	1,198,390	10,709	0.0%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 10.75%, 12/1/2013	5,000,000	5,067,619	2,473,000	4.5%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 2.50%, 2/1/2013	4,847,802	3,908,440	3,478,299	6.2%

		Total Publishing	11,798,673	10,921,132	6,709,654	12.1%

Sub Total Non-control/Non-affiliated investments				117,678,275	72,674,847	131.0%

Control investments—30.1%(b)
GSC Partners CDO GP III, LP(h)(i)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(f)(h)	Structured Finance Securities	Other/Structured Finance Securities 8.27%, 1/21/2020	30,000,000	29,233,097	16,698,303	30.1%

Sub Total Control investments				29,233,097	16,698,303	30.1%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(g)(i)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENT ASSETS—161.1%(b)				$146,911,372	$89,373,150	161.1%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2010

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Stockholders' Equity
Interest rate cap	8.0%	2/9/2014	$39,183,673	$87,000	$30,097	0.1%
Interest rate cap	8.0%	11/30/2013	26,433,408	44,000	12,050	0.0%

Sub Total Outstanding interest rate cap				$131,000	$42,147	0.1%

(a)
All of the Fund's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Abitibi-Consolidated Company of Canada, Grant U.S. Holdings LLP, GSC Investment Corp. CLO 2007 Ltd., Terphane Holdings Corp., and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $55,478,152 as of February 28, 2010.

(c)
Fair valued investment (see Note 4 to the consolidated financial statements).

(d)
All or a portion of the securities are pledged as collateral under a revolving securitized credit facility (see Note 8 to the consolidated financial statements).

(e)
Non-U.S. company. The principal place of business for Terphane Holdings Corp is Brazil, and for Abitibi-Consolidated Company of Canada and Grant U.S. Holdings LLP is Canada.

(f)
8.27% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(g)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$(10,527)
(h)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$2,397,514	$2,057,397	$—	$(4,970,217)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$(98,412)
(i)
Non-income producing at February 28, 2010.

GSC Investment Corp.

Consolidated Schedule of Investments

February 28, 2009

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal	Cost	Fair Value	% of Stockholders' Equity
Non-control/Non-affiliated investments—141.8%(b)
GFSI Inc(d)	Apparel	Senior Secured Notes 10.50%, 6/1/2011	$7,082,000	$7,082,000	$6,616,004	9.7%
Legacy Cabinets, Inc.(d)	Building Products	First Lien Term Loan 5.75%, 8/18/2012	1,437,555	1,420,872	975,956	1.4%
Legacy Cabinets, Inc.(d)	Building Products	Second Lien Term Loan 9.75%, 8/18/2013	1,862,420	1,828,197	450,519	0.7%

		Total Building Products	3,299,975	3,249,069	1,426,475	2.1%

Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.75%, 12/20/2013	32,381	27,281	6,152	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.47%, 12/20/2013	77,141	64,991	14,657	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.16%, 12/20/2014	92,962	78,320	17,663	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.16%, 12/20/2014	92,962	78,320	17,663	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.16%, 12/20/2014	92,962	78,320	17,663	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.75%, 12/20/2013	121,428	102,303	23,071	0.0%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 5.75%, 12/20/2013	231,354	194,916	43,957	0.1%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 7.00%, 12/20/2014	403,388	339,854	76,644	0.1%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 7.00%, 12/20/2014	403,388	339,854	76,644	0.1%
Lyondell Chemical Company(d)	Chemicals	First Lien Term Loan 7.00%, 12/20/2014	403,388	339,854	76,644	0.1%

		Total Chemicals	1,951,354	1,644,013	370,758	0.4%

Hopkins Manufacturing Corporation(d)	Consumer Products	Second Lien Term Loan 7.70%, 1/26/2012	3,250,000	3,246,870	2,627,950	3.9%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 4.67%, 11/22/2012	3,122,943	2,895,723	2,089,561	3.1%
Targus Group International, Inc.(d)	Consumer Products	Second Lien Term Loan 9.75%, 5/22/2013	5,000,000	4,777,205	3,126,000	4.6%

		Total Consumer Products	11,372,943	10,919,798	7,843,511	11.6%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 8.57%, 7/31/2013	308,912	308,912	243,793	0.4%
M/C Communications, LLC(d)	Education	First Lien Term Loan 13.12%, 12/31/2010	1,697,164	1,590,350	674,283	1.0%
Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 8.53%, 6/1/2014	2,000,000	1,771,457	1,503,200	2.2%
Group Dekko(d)	Electronics	Second Lien Term Loan 6.45%, 1/20/2012	6,670,000	6,670,000	5,321,326	7.8%
IPC Systems, Inc.(d)	Electronics	First Lien Term Loan 3.71%, 3/31/2014	46,332	42,367	24,621	0.0%

		Total Electronics	8,716,332	8,483,824	6,849,147	10.0%

USS Mergerco, Inc.(d)	Environmental	Second Lien Term Loan 4.73%, 6/29/2013	5,960,000	5,846,833	3,592,092	5.3%
Bankruptcy Management Solutions, Inc.(d)	Financial Services	Second Lien Term Loan 6.70%, 7/31/2013	4,887,500	4,858,282	3,053,221	4.5%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2009

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal	Cost	Fair Value	% of Stockholders' Equity
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 4.98%, 3/31/2012	2,478,660	1,671,647	1,706,557	2.5%
IDI Acquisition Corp.(d)	Healthcare Services	Senior Secured Notes 10.75%, 12/15/2011	3,800,000	3,623,605	2,428,580	3.6%
PRACS Institute, LTD(d)	Healthcare Services	Second Lien Term Loan 11.13%, 4/17/2013	4,093,750	4,047,419	3,581,213	5.3%

		Total Healthcare Services	7,893,750	7,671,024	6,009,793	8.9%

McMillin Companies LLC(d)	Homebuilding	Senior Secured Notes 9.53%, 4/30/2012	7,700,000	7,294,643	3,489,640	5.1%
Asurion Corporation(d)	Insurance	First Lien Term Loan 3.76%, 7/3/2014	2,000,000	1,704,665	1,493,400	2.2%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 6.95%, 6/30/2013	2,820,779	2,815,612	2,133,637	3.1%
Jason Incorporated(d)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	12,000,000	12,000,000	8,652,000	12.7%
Jason Incorporated(d)	Manufacturing	Unsecured Notes 13.00%, 11/1/2010	1,700,000	1,700,000	1,225,700	1.8%
Specialized Technology Resources, Inc.(d)	Manufacturing	Second Lien Term Loan 7.48%, 12/15/2014	5,000,000	4,769,304	4,602,000	6.8%

		Total Manufacturing	18,700,000	18,469,304	14,479,700	21.3%

Blaze Recycling & Metals, LLC(d)	Metals	Senior Secured Notes 10.88%, 7/15/2012	2,500,000	2,494,342	1,850,500	2.7%
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 13.00%, 3/1/2013	5,000,000	4,853,894	3,753,000	5.5%
Elyria Foundry Company, LLC	Metals	Warrants	—	—	89,610	0.1%

		Total Metals	7,500,000	7,348,236	5,693,110	8.3%

Abitibi-Consolidated Company of Canada(d)(e)	Natural Resources	First Lien Term Loan 11.50%, 3/30/2009	2,948,640	2,940,073	2,081,740	3.1%
Grant U.S. Holdings LLP(d)(e)	Natural Resources	Second Lien Term Loan 9.81%, 9/20/2013	6,139,928	6,139,764	2,388,432	3.5%

		Total Natural Resources	9,088,568	9,079,837	4,470,172	6.6%

Edgen Murray II, L.P.(d)	Oil and Gas	Second Lien Term Loan 7.24%, 5/11/2015	3,000,000	2,815,938	2,072,700	3.0%
Energy Alloys, LLC(d)	Oil and Gas	Second Lien Term Loan 11.75%, 10/5/2012	6,200,000	6,200,000	5,286,740	7.8%

		Total Oil and Gas	9,200,000	9,015,938	7,359,440	10.8%

Stronghaven, Inc.(d)	Packaging	Second Lien Term Loan 13.00%, 10/31/2010	2,500,000	2,500,000	2,375,500	3.5%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.50%, 6/15/2009	4,850,000	4,846,976	3,575,420	5.3%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.50%, 6/15/2009	5,087,250	5,084,820	3,750,321	5.5%
Terphane Holdings Corp.(d)(e)	Packaging	Senior Secured Notes 12.02%, 6/15/2009	500,000	499,670	368,600	0.5%

		Total Packaging	12,937,250	12,931,466	10,069,841	14.8%

Custom Direct, Inc.(d)	Printing	First Lien Term Loan 4.21%, 12/31/2013	2,049,694	1,618,148	1,638,526	2.4%
Advanstar Communications Inc.(d)	Publishing	First Lien Term Loan 3.71%, 5/31/2014	1,970,000	1,553,133	807,700	1.2%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 3.01%, 6/24/2009	476,261	468,285	418,872	0.6%
Affinity Group, Inc.(d)	Publishing	First Lien Term Loan 2.98%, 6/24/2009	511,811	503,239	450,137	0.7%

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2009

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal	Cost	Fair Value	% of Stockholders' Equity
Brown Publishing Company(d)	Publishing	Second Lien Term Loan 8.76%, 9/19/2014	1,203,226	1,198,390	288,774	0.4%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 10.75%, 12/1/2013	5,000,000	5,082,100	2,503,000	3.7%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 3.35%, 2/1/2013	4,897,651	3,723,761	2,008,037	3.0%

		Total Publishing	14,058,949	12,528,908	6,476,520	9.6%

GXS Worldwide, Inc.(d)	Software	Second Lien Term Loan 8.63%, 9/30/2013	1,000,000	887,940	773,299	1.2%

Sub Total Non-control/Non-affiliated investments				137,020,449	96,462,919	141.8%

Control investments—33.0%(b)
GSC Partners CDO GP III, LP(h)	Financial Services	100% General Partnership interest	—	—	98,412	0.1%
GSC Investment Corp. CLO 2007 LTD.(f)(h)	Structured Finance Securities	Other/Structured Finance Securities 12.15%, 1/21/2020	30,000,000	29,905,194	22,340,617	32.9%

Sub Total Control investments				29,905,194	22,439,029	33.0%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(g)	Financial Services	6.24% Limited Partnership Interest	—	—	10,527	0.0%

Sub Total Affiliate investments				—	10,527	0.0%

TOTAL INVESTMENT ASSETS—174.8%(b)				$166,925,643	$118,912,475	174.8%

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Stockholders' Equity
Interest rate cap	8.0%	2/9/2014	$40,000,000	$87,000	$27,682	0.1%

Company(a)(c)	Industry	Investment Interest Rate/Maturity	Principal	Cost	Fair Value	Stockholders' % of Equity
Interest rate cap	8.0%	11/30/2013	26,433,408	44,000	11,831	0.0%

Sub Total Outstanding interest rate cap				$131,000	$39,513	0.1%

(a)
All of the Fund's equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Abitibi-Consolidated Company of Canada, Grant U.S. Holdings LLP, GSC Investment Corp. CLO 2007, Terphane Holdings Corp., and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $68,013,777 as of February 28, 2009.

(c)
Fair valued investment (see Note 4 to the consolidated financial statements).

(d)
All or a portion of the securities are pledged as collateral under a revolving securitized credit facility (see Note 7 to the consolidated financial statements).

(e)
Non-U.S. company. The principal place of business for Terphane Holdings Corp is Brazil, and for Abitibi-Consolidated Company of Canada and Grant U.S. Holdings LLP is Canada.

(f)
12.15% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

GSC Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2009

(g)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$(5,706)
(h)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$4,393,818	$2,049,717	$—	$(6,479,722)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	(61,741)

GSC Investment Corp.

Consolidated Statements of Changes in Net Assets

	For The Year Ended February 28, 2010	For The Year Ended February 28, 2009	For The Year Ended February 29, 2008
INCREASE/(DECREASE) FROM OPERATIONS:
Net investment income	$5,713,843	$13,825,992	$10,747,278
Net realized gain/(loss) from investments	(6,653,983)	(7,173,118)	3,175,222
Net realized gain from derivatives	—	30,454	732,526
Net unrealized depreciation on investments	(9,525,054)	(27,961,244)	(20,051,923)
Net unrealized appreciation/(depreciation) on derivatives	2,634	(37,221)	(54,266)

Net decrease in net assets from operations	(10,462,560)	(21,315,137)	(5,451,163)

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(15,131,775)	(8,540,126)	(12,851,645)

Net decrease in net assets from shareholder distributions	(15,131,775)	(8,540,126)	(12,851,645)

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	13,058,710	—	—
Issuance of common stock, net	—	—	116,301,011

Net increase in net assets from capital share transactions	13,058,710	—	116,301,011

Total increase/(decrease) in net assets	(12,535,625)	(29,855,263)	97,998,203
Net assets at beginning of year	68,013,777	97,869,040	(129,163)

Net assets at end of year	$55,478,152	$68,013,777	$97,869,040

Net asset value per common share	$3.27	$8.20	$11.80
Common shares outstanding at end of year	16,940,109	8,291,384	8,291,384
(Distributions in excess of accumulated net investment income)/Accumulated undistributed net investment income	$(2,846,135)	$6,122,492	$455,576

See accompanying notes to consolidated financial statements.

GSC Investment Corp.

Consolidated Statements of Cash Flows

	For The Year Ended February 28, 2010	For The Year Ended February 28, 2009	For The Year Ended February 29, 2008
Operating activities
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(10,462,560)	$(21,315,137)	$(5,451,163)
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Paid-in-kind interest income	(858,730)	(819,905)	(365,592)
Net accretion of discount on investments	(966,191)	(1,323,644)	(765,255)
Amortization of deferred credit facility financing costs	633,349	193,464	502,468
Net realized loss from investments	6,653,983	7,173,118	(3,175,222)
Net realized (gain) loss from derivatives	—	—	(732,526)
Net unrealized depreciation on investments	9,525,054	27,961,244	20,051,923
Unrealized (appreciation) depreciation on derivatives	(2,634)	37,221	54,266
Proceeds from sale and redemption of investments	15,185,210	49,193,508	141,772,158
Purchase of investments	—	(28,259,995)	(314,002,526)
(Increase) decrease in operating assets:
Cash and cash equivalents, securitization accounts	952,777	13,402,772	(14,580,973)
Interest receivable	(386,293)	(732,546)	(2,355,122)
Due from manager	—	940,903	(940,903)
Management fee receivable	(90,558)	(21,456)	(215,914)
Other assets	180,988	(281,911)	(39,349)
Deferred offering costs	—	—	808,617
Increase (decrease) in operating liabilities:
Payable for unsettled trades	—	(11,329,150)	11,329,150
Management and incentive fees payable	190,426	1,937,606	943,061
Accounts payable and accrued expenses	410,544	(12,885)	608,422
Interest and credit facility fees payable	194,341	(219,482)	292,307
Due to manager	15,602	(11,048)	(62,762)
Accrued offering costs	—	—	(760,000)

NET CASH PROVIDED BY OPERATING ACTIVITIES	21,175,308	36,512,677	(167,084,935)

Financing activities
Issuance of shares of common stock	—	—	108,750,000
Offering costs and sales load	—	—	(8,068,750)
Borrowings on debt	—	7,800,000	167,958,119
Paydowns on debt	(22,002,451)	(27,255,327)	(89,508,119)
Credit facility financing cost	(103,582)	—	(1,225,699)
Cost of interest rate cap	—	—	(131,000)
Payments of cash dividends	(2,073,066)	(11,773,766)	(9,618,005)

NET CASH USED BY FINANCING ACTIVITIES	(24,179,099)	(31,229,093)	168,156,546

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,003,791)	5,283,584	1,071,611
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,356,225	1,072,641	1,030

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,352,434	$6,356,225	$1,072,641

Supplemental Information:
Interest paid during the year	$3,268,351	$2,631,385	$4,236,458
Federal excise tax paid during the year	$140,322	$88,951	$—
Supplemental non-cash information
Issuance of common stock for acquisition of investments in GSC CDO III, LLC and GSC Partners CDO GP III, L.P.	$—	$—	$15,619,761
Paid-in-kind interest income	$858,730	$819,905	$365,592
Net accretion of discount on investments	$966,191	$1,323,644	$765,255
Amortization of deferred credit facility financing costs	$633,349	$193,464	$502,468
Stock dividend distribution	$13,058,710	$—	$—

See accompanying notes to consolidated financial statements.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Basis of Presentation

        GSC Investment Corp. (the "Company", "we" and "us") is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). We commenced operations on March 23, 2007 and completed our initial public offering ("IPO") on March 28, 2007. We have elected to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code (the "code"). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments by primarily investing in private middle market companies and select high yield bonds.

        GSC Investment, LLC (the "LLC") was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

        On March 21, 2007, the Company was incorporated and concurrently, the LLC was merged with and into the Company in accordance with the procedure for such merger in the LLC's limited liability company agreement and Maryland law. In connection with such merger, each outstanding common share of the LLC was converted into an equivalent number of shares of common stock of the Company and the Company is the surviving entity.

        We are externally managed and advised by our investment adviser, GSCP (NJ), L.P. (individually and collectively with its affiliates, "GSC Group" or the "Manager"), pursuant to an investment advisory and management agreement.

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP") and include the accounts of the Company and its special purpose financing subsidiaries, GSC Investment Funding, LLC and GSC Investment Funding II, LLC. All intercompany accounts and transactions have been eliminated in consolidation. All references made to the "Company," "we," and "us" in the financial statements encompassing of these consolidated subsidiaries, except as stated otherwise.

Note 2. Summary of Significant Accounting Policies

        In June 2009, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162" ("SFAS 168"). SFAS 168 established the Accounting Standards Codification ("ASC" or the "Codification") as the source of authoritative GAAP in the United States (the "GAAP hierarchy") to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Once the Codification is in effect, all of its content will carry the same level of authority and the GAAP hierarchy will be modified to include only two levels of GAAP, authoritative and non-authoritative. SFAS 168, now codified as ASC 105, is effective for financial statements issued for interim and annual periods ending after September 15, 2009. This adoption by the Company has changed the Company's references to GAAP accounting standards but did not impact any of the Company's significant accounting policies or its results of operations or financial position.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

Use of Estimates in the Preparation of Financial Statements

        The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Cash and cash equivalents, Securitization Accounts

        Cash and cash equivalents, securitization accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on securitized investments or other reserved amounts associated with the Company's securitization facilities. The Company is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Cash held in such accounts may not be available for the general use of the Company.

Investment Classification

        The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which we own more than 25% of the voting securities or maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliated Investments" are defined as those non-control investments in companies in which we own between 5% and 25% of the voting securities. Under the 1940 Act, "Non-affiliated Investments" are defined as investments that are neither Control Investments or Affiliated Investments.

Investment Valuation

        The fair value of the Company's assets and liabilities which qualify as financial instruments under ASC 825 (previously, SFAS No. 107, "Disclosure About Fair Value of Financial Instruments"), approximates the carrying amounts presented in the consolidated statements of assets and liabilities.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to make a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as determined, in good faith, by our board of directors based on input from our Manager, our audit committee and, if our board or audit committee so request, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in a fair value pricing include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  An independent valuation firm engaged by our board of directors reviews at least one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process.

  •
  The audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discuss the valuations and determine the fair value of each investment, in good faith, based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Our equity investment in GSC Investment Corp. CLO 2007, Ltd. ("GSCIC CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CLO equity, when available, as determined by our investment advisor and recommended to our board of directors.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        We account for derivative financial instruments in accordance with ASC 815 (previously, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statement of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statement of operations.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on investments purchased are accreted/

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in GSCIC CLO is recorded using the effective interest method in accordance with the provision of ASC 325 (previously, EITF 99-20), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Paid-in-Kind Interest

        The Company includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind interest ("PIK"), which represents contractually deferred interest added to the investment balance that is generally due at maturity. We stop accruing PIK if we do not expect the issuer to be able to pay all principal and interest when due.

Organizational Expenses

        Organizational expenses consist principally of professional fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred Credit Facility Financing Costs

        Financing costs incurred in connection with each respective credit facility have been deferred and are being amortized using the straight line method over the life of each respective facility.

Indemnifications

        In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Income Taxes

        The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

        In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if we do not distribute at least 98% of our ordinary income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended February 28, 2010 and 2009, provisions of $27,445 and $140,322, respectively were recorded for federal excise taxes and as of each respective year end date the amounts remained unpaid and included in accounts payable on the accompanying consolidated statement of assets and liabilities. The $27,445 payable remains unpaid and the $140,322 payable has been subsequently paid.

        We adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 , which is codified in FASB ASC Topic 740, Income Taxes ("ASC 740") on February 28, 2008. ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold that an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Our adoption of ASC 740 did not require a cumulative effect adjustment to the February 28, 2008 undistributed net realized earnings. We classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

        Based on our analysis of our tax position, we concluded that we did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. We did not have any unrecognized tax benefits as of both February 28, 2010 and February 28, 2009.

        The Company files federal and state tax returns. The federal and state tax returns for fiscal years 2008 through 2010 remain subject to examination by the IRS and state and local tax authorities.

Dividends

        Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. If the Company's common stock is trading below net asset value at the time of valuation, the plan

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the account of each Participant.

New Accounting Pronouncements

        In May 2009, the FASB issued ASC 855 (previously, SFAS No. 165, "Subsequent Events"), which addresses accounting and disclosure requirements related to subsequent events. ASC 855 requires management to evaluate subsequent events through the date the financial statements are either issued or available to be issued. ASC 855 is effective for interim or annual financial periods ending after June 15, 2009 and should be applied prospectively. The adoption of ASC 855 did not have a material effect on our financial condition or results of operations.

        In June 2009, the FASB issued SFAS No. 166, "Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140", ("SFAS No. 166") which amends the derecognition guidance in SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", eliminates the concept of a "qualifying special-purpose entity" ("QSPE") and requires more information about transfers of financial assets, including securitization transactions as well as a company's continuing exposure to the risks related to transferred financial assets. SFAS No. 166 is now codified in ASC 860. The amended requirements are effective for financial asset transfers occurring after the beginning of an entity's first fiscal year that begins after November 15, 2009 and early adoption is prohibited. The Company is currently evaluating the impact on our interim consolidated financial statements of adopting ASC 860.

        In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures ("ASU 2010-06"), which amends ASC 820 and requires additional disclosure related to recurring and non-recurring fair value measurement in respect of transfers in and out of Level 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal year. Management is currently evaluating the impact on our consolidated financial statements of adopting ASU 2010-06.

Risk Management

        In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies equivalent to the investment's carrying amount.

        The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents including those in securitization accounts at a major financial institution and credit risk related to the derivative counterparty.

        The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Going Concern

        As of February 28, 2010, the Company remained in default on its Revolving Facility (see Note 8) and as a result of the default, our lender has the right to accelerate repayment of the outstanding indebtedness and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral would have a material adverse effect on our liquidity, financial condition and operations. The deleveraging of the Company may significantly impair the Company's ability to effectively operate. There is no assurance that we will have sufficient funds available to pay in full the total amount of obligations that would become due as a result of such acceleration or that we will be able to obtain additional or alternative financing to pay or refinance any such accelerated obligations. However, we continue to believe that we will have adequate liquidity to continue to fund our operations and the interest payments on our outstanding debt, including any default interest.

        On April 14, 2010 the Company entered into a definitive agreement with Saratoga Investment Advisors, LLC ("Saratoga") and CLO Partners LLC ("CLO Partners") and announced a $55 million recapitalization plan to cure the debt default. The recapitalization plan includes Saratoga and CLO Partners purchasing approximately 9.8 million shares of common stock of GSC Investment Corp. for $1.52 per share pursuant to a definitive stock purchase agreement and a commitment from Madison Capital Funding LLC to provide the Company with a $40 million senior secured revolving credit facility. Upon the closing of the transaction, the Company will immediately borrow funds under the new credit facility that, when added to the $15 million equity investment, will be sufficient to repay the full amount of the Company's existing debt and to provide the Company with working capital thereafter. The plan is subject to shareholder approval.

        A fundamental principle of the preparation of financial statements in accordance with GAAP is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, our policy is to prepare our consolidated financial statements on a going concern basis unless we intend to liquidate or have no other alternative but to liquidate. Our consolidated financial statements have been prepared on a going concern basis and do not reflect any adjustments that might specifically result from the outcome of this uncertainty or our debt restructuring activities.

Note 4. Investments

        The Company values all investments in accordance with ASC 820 "Fair Value Measurements and Disclosures" ("ASC 820") (previously, SFAS No. 157, "Fair Value Measurements"). ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Investments (Continued)

        ASC 820 provides guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased when compared with normal market activity for the asset or liability, and identifying transactions that are not orderly. In those circumstances, further analysis and/or significant adjustment to the transaction or quoted prices may be required at the measurement date under current market conditions.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Based on the observability of the inputs used in the valuation techniques the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and reliability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level III information, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

        The following table presents fair value measurements of investments as of February 28, 2010 (dollars in thousands):

	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Non-control/non-affiliate investments	$—	$—	$72,675	$72,675
Control investments	—	—	16,698	16,698
Affiliate investments	—	—	—	—

Total investments at fair value	$—	$—	$89,373	$89,373

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Investments (Continued)

        The following table presents fair value measurements of investments as of February 28, 2009 (dollars in thousands):

	Fair Value Measurements Using
	Level 1	Level 2	Level 3	Total
Non-control/non-affiliate investments	$—	$—	$96,463	$96,463
Control investments	—	—	22,439	22,439
Affiliate investments	—	—	10	10

Total investments at fair value	$—	$—	$118,912	$118,912

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2010 (dollars in thousands):

	Non-control/ non-affiliate	Investments Control	Affiliate Investments	Total
Balance as of February 28, 2009	$96,464	$22,438	$10	$118,912
Net unrealized losses	(4,447)	(5,068)	(10)	(9,525)
Purchases and other adjustments to cost	1,825	—	—	1,825
Sales and redemptions	(14,513)	(672)	—	(15,185)
Net realized loss from investments	(6,654)	—	—	(6,654)

Balance as of February 28, 2010	$72,675	$16,698	$—	$89,373

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sale and redemptions represent net proceeds received from investments sold during the year.

        Net transfers in and/or out represent existing investments that were either previously categorized as another level and the inputs to the model became unobservable or investments that were previously classified as the lowest significant input became observable during the period. These investments transfers are recorded at their end of period fair values.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Investments (Continued)

        The composition of our investments as of February 28, 2010, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$18,936	$16,653	18.6%
Second lien term loans	41,264	20,267	22.7
Senior secured notes	33,416	27,742	31.0
Unsecured notes	20,306	5,690	6.4
Structured Finance Securities	29,233	16,698	18.7
Common stock/equities	3,756	2,323	2.6
Limited partnership interest	—	—	—

Total	$146,911	$89,373	100.0%

        The composition of our investments as of February 28, 2009, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$24,901	$17,117	14.4%
Second lien term loans	57,558	41,043	34.5
Senior secured notes	35,780	25,832	21.7
Unsecured notes	18,782	12,381	10.4
Structured Finance Securities	29,905	22,341	18.8
Common stock/equities	—	—	—
Limited partnership interest	—	198	0.2

Total	$166,926	$118,912	100.0%

Note 5. Investment in GSC Investment Corp. CLO 2007, Ltd.

        On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a $400 million CLO managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSCIC CLO pursuant to which we will act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of GSCIC CLO's assets, to be paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the GSCIC CLO subordinated notes receive an internal rate of return equal to or greater than 12%. For the years ended February 28, 2010 and 2009 and February 29, 2008 we accrued $2.1, $2.0 and $0.6 million in management fee income, respectively and $2.4, $4.4 and $0.3 million in interest income, respectively, from GSCIC CLO. We did not accrue any amounts related to the incentive management fee as the 12% hurdle rate has not yet been achieved.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Income Taxes

        The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

        The Company owns 100% of GSCIC CLO, an Exempted Company incorporated in the Cayman Islands. For financial reporting purposes, the GSCIC CLO is not included as part of the consolidated financial statements. For federal income tax purposes, the Company has requested and received approval from the Internal Revenue Service to treat the GSCIC CLO as a disregarded entity. As such, for federal income tax purposes and for purposes of meeting the RIC qualification and diversification tests, the results of operations of the GSCIC CLO are included with those of the Company.

        To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As of February 28, 2010 and 2009, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to nondeductible excise tax, meals & entertainment, market discount, interest income with respect to the GSCIC CLO which is consolidated for tax purposes, and the tax character of distributions as follows (dollars in thousands):

	February 28, 2010	February 28, 2009
Accumulated net investment income/(loss)	$449	$381
Accumulated net realized gains (losses) on investments	1,213	(1,106)
Additional paid-in-capital	(1,662)	725

        For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2009 was as follows (dollars in thousands):

	December 31, 2009	December 31, 2008
Ordinary Income	$15,132	$8,540
Capital gains	—	—
Return of capital	—	—

Total	$15,132	$8,540

        For federal income tax purposes, as of February 28, 2010, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $17.3 million and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $78.8 million. The aggregate cost of securities for federal income tax purposes is $481.3 million.

        At February 28, 2010 and 2009, the components of accumulated losses on a tax basis as detailed below differ from the amounts reflected per the Company's consolidated statements of assets and

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Income Taxes (Continued)

liabilities by temporary book/tax differences primarily arising from the consolidation of the GSCIC CLO for tax purposes, market discount and original issue discount income, interest income accrual on defaulted bonds, write-off of investments, and amortization of organizational expenditures (dollars in thousands).

	February 28, 2010	February 28, 2009
Post October loss deferred	$(4,560)	$—
Accumulated capital losses	(17,306)	(3,195)
Other temporary differences	(2,208)	(119)
Undistributed ordinary income	3,950	6,312
Unrealized depreciation	(61,539)	(146,540)

Components of accumulated losses	$(81,663)	$(143,542)

        Post-October losses represent losses realized on investments from November 1, 2009 to February 28, 2010, in accordance with federal income tax regulations, the Company has elected to defer and treat as having arisen in the following fiscal year.

        The Company has incurred capital losses of $14.1 and $3.2 million for the years ended February 28, 2010 and 2009. Such capital losses will be available to offset future capital gains if any and if unused, will expire on February 28, 2018 and 2017.

        Management has analyzed the Company's tax positions taken on federal income tax returns for all open years (fiscal years 2008-2010), and has concluded that no provision for uncertain income tax positions is required in the Company's financial statements.

Note 7. Agreements

        On March 21, 2007, the Company entered into an investment advisory and management agreement (the "Management Agreement") with GSC Group, our investment advisor. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. Pursuant to the Management Agreement, our investment adviser implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our investment adviser is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our investment adviser a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee of 1.75% is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7. Agreements (Continued)

        The incentive fee consists of the following two parts:

          The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (not including excise taxes), expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser receives no incentive fee unless our pre-incentive fee net investment income, as defined above, exceeds the hurdle rate of 1.875%. Amounts received as a return of capital are not included in calculating this portion of the incentive fee. Since the hurdle rate is based on net assets, a return of less than the hurdle rate on total assets may still result in an incentive fee.

          The second, payable at the end of each fiscal year equals 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of such incentive fees paid to the investment adviser through such date.

        We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full fiscal quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) is less than 7.5% of our net assets at the beginning of such period. These calculations will be appropriately pro rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee will become payable on the next date on which such test has been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement.

        For the years ended February 28, 2010 and 2009 and February 29, 2008 we incurred $2.0, $2.7 and $2.9 million in base management fees and $0.3, $1.8 and $0.7 million in incentive fees related to pre-incentive fee net investment income, respectively. For the years ended February 28, 2010 and 2009 and February 29, 2008, we incurred no incentive management fees related to net realized capital gains. As of February 28, 2010 and 2009, $0.5 million and $0.6 million of base management fees and $2.6 million and $2.3 million of incentive fees, respectively, were unpaid and included in management and incentive fees payable in the accompanying consolidated statement of assets and liabilities.

        As of February 28, 2010, the end of the fourth quarter of fiscal year 2010, the sum of our aggregate distributions to our stockholders and our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of the first fiscal quarter of fiscal year 2010. Accordingly, the payment of the incentive fee for the quarter ended February 28, 2010 has been deferred along with all previously deferred incentive fees. The total deferred incentive fee payable at February 28, 2010 and 2009 were $2.6 million and $2.3 million, respectively.

        On March 21, 2007, the Company entered into a separate administration agreement (the "Administration Agreement") with GSC Group, pursuant to which GSC Group, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7. Agreements (Continued)

which we are required to provide such assistance. Our allocable portion is based on the proportion that our total assets bears to the total assets or a subset of total assets administered by our administrator.

        For the years ended February 28, 2010 and 2009 and February 29, 2008 we expensed $0.7, $1.0 and $0.9 million of administrator expenses, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to the Company in addition to our allocable portion of rent and other overhead related expenses. GSC Group has agreed not to be reimbursed by the Company for any expenses incurred in performing its obligations under the Administration Agreement until the Company's total assets exceeds $500 million. Additionally, the Company's requirement to reimburse GSC Group is capped such that the amounts payable, together with the Company's other operating expenses, will not exceed an amount equal to 1.5% per annum of the Company's net assets attributable to the Company's common stock. Accordingly, for the years ended February 28, 2010 and 2009 and February 29, 2008, we have recorded $0.7, $1.0 and $1.8 million in expense waiver and reimbursement, respectively, under the Administration Agreement in the accompanying consolidated statement of operations.

        On March 23, 2007, the Manager provided the Company with a Notification of Fee Reimbursement (the "Expense Reimbursement Agreement"). The Expense Reimbursement Agreement provides for the Manager to reimburse the Company for operating expenses to the extent that our total annual operating expenses (other than investment advisory and management fees, interest and credit facility expenses, and organizational expense) exceed an amount equal to 1.55% of our net assets attributable to common stock. The Manager is not entitled to recover any reimbursements under this agreement in future periods. The term of the Expense Reimbursement Agreement is for a period of 12 months beginning March 23, 2007 and for each twelve months period thereafter unless otherwise agreed by the Manager and the Company. On April 15, 2008, the Manager and the Company agreed not to extend the agreement for an additional twelve month period and terminated the Expense Reimbursement Agreement as of March 23, 2008. For the years ended February 28, 2009 and February 29, 2008, we recorded $49,715 and $0.9 million in expense waiver and reimbursement, respectively under the Expense Reimbursement Agreement in the accompanying consolidated statement of operations.

Note 8. Borrowings

        As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

        On April 11, 2007, we formed GSC Investment Funding LLC ("GSC Funding"), a wholly owned consolidated subsidiary of the Company, through which we entered into a revolving securitized credit facility (the "Revolving Facility") with Deutsche Bank AG, as administrative agent, under which we may borrow up to $100 million. A significant percentage of our total assets have been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds are borrowed from or through certain lenders at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus 0.70% payable monthly. As of February 28, 2010 and 2009, there was $37.0 million and $59.0 million outstanding under the Revolving Facility, respectively. For the years ended February 28, 2010 and 2009 and February 29, 2008, we

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 8. Borrowings (Continued)

recorded $3.5, $2.4 and $4.0 million of interest expense and $0.6, $0.2 and $0.2 million of amortization of deferred financing costs related to the Revolving Facility, respectively. For the years ended February 28, 2010 and 2009 and February 29, 2008 the interest rates on the outstanding borrowings ranged from 1.37% to 9.25%, 1.50% to 5.22% and 4.45% to 6.62%, respectively.

        On May 1, 2007, we formed GSC Investment Funding II LLC ("GSC Funding II"), a wholly owned consolidated subsidiary of the Company, through which we entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities") with Deutsche Bank AG, as administrative agent, which was fully drawn at closing. A significant percentage of our total assets were pledged under the Term Facility to secure our obligations thereunder. The Term Facility bears interest at prevailing commercial paper rates or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus 0.70%, payable quarterly. For the year ended February 29, 2008, we recorded $0.6 million of interest expense and $0.3 of amortization of deferred financing costs related to the Term Facility.

        Each of the Facilities contain limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, payment frequency and status, average life, collateral interests and investment ratings. The Facilities also include certain requirements relating to portfolio performance the violation of which could result in the early amortization of the Facilities, limit further advances (in the case of the Revolving Facility) and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder.

        On December 12, 2007, the Company consolidated its Facilities by using the proceeds of a draw under the Revolving Facility to repay and terminate the Term Facility and transferring all assets in GSC Funding II to GSC Funding. The Company's aggregate indebtedness and cost of funding were unchanged as a result of this consolidation.

        In March 2009 we amended the Revolving Credit Facility to increase the portion of the portfolio that can be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our Borrowing Base (as defined below) that would allow us to better manage our capital in times of declining asset prices and market dislocation. If we are not able to obtain new sources of financing, however, we expect our portfolio will gradually de-lever as principal payments are received, which may negatively impact our net investment income and ability to pay dividends.

        At February 28, 2010 and 2009 we had $37.0 million and $59.0 million in borrowings under the Revolving Facility, respectively. The actual amount that may be outstanding at any given time (the "Borrowing Base") is dependent upon the amount and quality of the collateral securing the Revolving Facility. Our Borrowing Base was $1.7 million at February 28, 2010 versus $59.9 million at February 28, 2009. The decline in our Borrowing Base in fiscal year 2010 is mainly attributable to the decline in the value of the pledged collateral and the downgrade of certain public ratings or private credit estimates of the pledged collateral.

        For purposes of determining the Borrowing Base, most assets are assigned the values set forth in our most recent quarterly report filed with the SEC. Accordingly, the February 28, 2010 Borrowing Base relies upon the valuations set forth in the quarterly report for the quarter ended November 30, 2009. The valuations presented in this annual report will not be incorporated into the Borrowing Base until after this report is filed with the SEC.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 8. Borrowings (Continued)

        On July 30, 2009 we exceeded the permissible borrowing limit for 30 consecutive days, resulting in an event of default under our Revolving Facility that is continuing. As a result of this event of default, our lender has the right to accelerate repayment of the outstanding indebtedness under and Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral would have a material adverse effect on our liquidity, financial condition and operations. As a result of the continuing default, the Company may be forced to sell its investments to raise funds to repay outstanding amounts. Such forced sales may result in values that could be less than carrying values reported in these financial statements. The deleveraging of the Company may significantly impair the Company's ability to effectively operate. Please see Part I, Item 1A. "Risk Factors—An event of default under the Revolving Facility may lead to a forced liquidation of the pledged assets that may yield less than the fair value of the assets" for more information. Our lender has elected not to accelerate the obligation to date, but has reserved the right to do so.

        During the continuance of an event of default, the interest rate on the Revolving Facility is increased from the commercial paper rate plus 4.00% to the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market is unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%.

Note 9. Interest Rate Cap Agreements

        In April and May 2007, pursuant to the requirements of the Facilities, GSC Funding and GSC Funding II entered into interest rate cap agreements with Deutsche Bank AG with notional amounts of $34 million and $60.9 million at costs of $75,000, and $44,000, respectively. In May 2007 GSC Funding increased the notional under its agreement from $34 million to $40 million for an additional cost of $12,000. The agreements expire in February 2014 and November 2013 respectively. These interest rate caps are treated as free-standing derivatives under ASC 815 and are presented at their fair value on the consolidated statement of assets and liabilities in their fair value are included on the consolidated statement of operations.

        The agreements provide for a payment to the Company in the event LIBOR exceeds 8%, mitigating our exposure to increases in LIBOR. With respect to calculating the payments under these agreements, the notional amount is determined based on a pre-determined schedule set forth in the respective agreements which provides for a reduction in the notional at specified dates until the maturity of the agreements. As of February 28, 2010 we did not receive any such payments as the LIBOR has not exceeded 8%. At February 28, 2010, the total notional outstanding for the interest rate caps was $65.6 million with an aggregate fair value of $0.04 million, which is recorded in outstanding interest cap at fair value on the Company's consolidated statement of assets and liabilities. For the years ended February, 28, 2010 and 2009, and February 29, 2008, the Company recorded $2,634 of unrealized appreciation, $37,221 of unrealized depreciation and $54,226 of unrealized depreciation, respectively, on derivatives in the consolidated statement of operations related to the change in the fair value of the interest rate cap agreements.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 9. Interest Rate Cap Agreements (Continued)

        The table below summarizes our interest rate cap agreements as of February 28, 2010 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$39,184	8.0%	Feb 2014	$30
Interest Rate Cap	Free Standing Derivative	26,433	8.0	Nov 2013	12

	Net fair value				$42

        The table below summarizes our interest rate cap agreements as of February 28, 2009 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$40,000	8.0%	Feb 2014	$28
Interest Rate Cap	Free Standing Derivative	26,433	8.0	Nov 2013	12

	Net fair value				$40

Note 10. Directors Fees

        The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons." For the years ended February 28, 2010 and 2009 and February 29, 2008 we accrued $0.3, $0.3 and $0.3 million for directors fees expense, respectively and $25,432, $18,017 and $13,226 for reimbursement of out-of-pocket expenses, respectively. As of February 28, 2010 and 2009, $54,000 and $5,250 in directors fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of February 28, 2010, we had not issued any common stock to our directors as compensation for their services.

Note 11. Stockholders' Equity

        On May 16, 2006, GSC Group capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

        On March 20, 2007, the Company issued 959,955 and 81,362 shares of common stock, priced at $15.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Stockholders' Equity (Continued)

III GP, LP, collectively valued at $15.6 million. At this time, the 67 shares owned by GSC Group in the LLC were exchanged for 67 shares of GSC Investment Corp.

        On March 28, 2007, the Company completed its IPO of 7,250,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter's discount and commissions, and $1.0 million in offering costs, were $100.7 million.

        On November 13, 2009, we declared a dividend of $1.825 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 of newly issued shares of common stock.

Note 12. Earnings Per Share

        In accordance with the provisions of FASB ASC 260, "Earnings per Share" ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

        On November 13, 2009, we declared a dividend of $1.825 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

        Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009. The financial statements for the period ended November 30, 2009 were retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-550 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the years ended February 28, 2010 and 2009 and February 29, 2008 (dollars in thousands except per share amounts):

Basic and diluted	February 28, 2010	February 28, 2009	February 29, 2008
Net decrease in net assets from operations	$(10,463)	$(21,315)	$(5,451)
Weighted average common shares outstanding	10,613,507	8,291,384	7,761,965
Loss per common share-basic and diluted	$(0.99)	$(2.57)	$(0.70)

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 13. Dividend

        The following table summarizes dividends declared during the years ended February 28, 2010 and 2009 and February 29, 2008 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 13, 2009	November 25, 2009	December 31, 2009	$1.825	$15,132

Total dividends declared			$1.825	$15,132

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
May 22, 2008	May 30, 2008	June 13, 2008	$0.39	$3,234
August 19, 2008	August 29, 2008	September 15, 2008	0.39	3,234
December 8, 2008	December 18, 2008	December 29, 2008	0.25	2,072

Total dividends declared			$1.03	$8,540

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
May 21, 2007	May 29, 2007	June 6, 2007	$0.24	$1,990
August 14, 2007	August 24, 2007	August 31, 2007	0.36	2,985
November 15, 2007	November 30, 2007	December 3, 2007	0.38	3,151
December 28, 2007	January 18, 2008	January 28, 2008	0.18	1,492
February 20, 2008	February 29, 2008	March 10, 2008	0.39	3,234

Total dividends declared			$1.55	$12,852

*
Amount per share is calculated based on the number of shares outstanding at the date of declaration.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Financial Highlights

        The following is a schedule of financial highlights for the years ended February 28, 2010 and 2009 and February 29, 2008:

Per share data:	February 28, 2010	February 28, 2009	February 29, 2008
Public offering cost at IPO, March 23, 2007	$—	$—	$15.00
Sales load	—	—	(0.85)
Offering cost	—	—	(0.12)

Net asset value at beginning of period/IPO	8.20	11.80	14.03
Net investment income(1)	0.54	1.67	1.30
Net realized gains (losses) on investments and derivatives	(0.63)	(0.86)	0.47
Net unrealized depreciation on investments and derivatives	(0.90)	(3.38)	(2.45)*

Net decrease in stockholders' equity	(0.99)	(2.57)	(0.68)
Distributions declared from net investment income	(1.83)	(1.03)	(1.37)
Distributions declared from net realized capital gains	—	—	(0.18)
Other(5)	(2.11)	—	—

Total distributions to stockholders	(3.94)	(1.03)	(1.55)

Net asset value at end of period	$3.27	$8.20	$11.80

Net assets at end of period	$55,478,152	$68,013,777	$97,869,040
Shares outstanding at end of period	16,940,109	8,291,384	8,291,384
Per share market value at end of period	$1.92	$1.99	$11.04
Total return based on market value(2)	113.10%	(70.33)%	0.45%
Total return based on net asset value(3)	(11.92)%	14.40%	10.96%

*
Net unrealized depreciation on investments and derivatives per share amount includes the net loss incurred prior to the IPO.

Ratio/Supplemental data:
Ratio of net investment income net of expense waiver and reimbursement to average net assets(4)	9.12%	16.21%	9.63%
Ratio of operating expenses net of expense waiver and reimbursement to average net assets(4)	8.71%	5.94%	4.31%
Ratio of incentive management fees to average net assets	0.52%	2.05%	0.64%
Ratio of credit facility related expenses to average net assets	6.54%	3.05%	4.51%
Ratio of total expenses net of expense waiver and reimbursement to average net assets(4)	15.77%	11.04%	9.45%

(1)
Net investment income excluding expense waiver and reimbursement equals $0.48, $1.55 and $1.08 per share for the years ended February 28, 2010 and 2009 and February 29, 2008, respectively.

(2)
Total annual return historical and resumes changes in share price, reinvestments of all dividends and distributions, and no sales change for the year.

(3)
Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions, and no sales change for the year.

(4)
For the year ended February 28, 2010, excluding the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Financial Highlights (Continued)

  assets is 8.10%, 9.78% and 16.84%, respectively. For the year ended February 28, 2009, excluding the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 15.19%, 7.12% and 12.23%, respectively. For the year ended February 29, 2008, excluding the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 8.11%, 5.91% and 11.05%, respectively.

(5)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of period end.

Note 15. Related Party Transaction

        On March 20, 2007, the Company issued 959,955 and 81,362 shares of common stock, priced at $15.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. Additionally, GSC Group assigned its rights to act as collateral manager for GSC Partners CDO Fund III, Limited ("CDO III") to the Company. The Company paid GSC Group $0.1 million to acquire the rights to act as collateral manager and expected to receive collateral management fees of $0.2 million. For the year ended February 29, 2008 we received $0.4 million of management fee income from CDO III and received distributions of $16.1 million from our partnership interests resulting in a realized gain of $0.5 million. As of February 28, 2010, the fair value of the general partnership interest and limited partnership interest was zero.

        On January 10, 2008, GSC Group notified our Dividend Reinvestment Plan Administrator that it was electing to receive dividends and other distributions in cash (rather than in additional shares of common stock) with respect to all shares of stock held by it and the investment funds under its control. For the year ended February 29, 2008, GSC Group received 35,911 of additional shares under the dividend reinvestment plan. As of February 28, 2010, GSC Group and its affiliates own approximately 11.4% of the outstanding common shares of the Company.

        On January 22, 2008, we entered into a collateral management agreement with GSCIC CLO pursuant to which we will act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of GSCIC CLO's assets, to be paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the GSCIC CLO subordinated notes receive an internal rate of return equal to or greater than 12%. We do not expect to enter into additional collateral management agreements in the near future.

        In April 2009, our investment adviser withheld a scheduled principal amortization payment under its credit facility, resulting in a default thereunder. Since then, our investment adviser and its secured lenders have been in negotiations regarding a consensual restructuring of its obligations under such credit facility. While we are not directly affected by our investment adviser's default, if it is unable to restructure its credit facility, or an acceleration of the outstanding principal balance by the lenders occurs, the ability of the investment adviser to retain key individuals and perform its investment advisory duties for us could be significantly impaired.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 16. Selected Quarterly Data (Unaudited)

	2010
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$3,637	$3,530	$3,685	$4,764
Net investment income	1,201	869	1,080	2,564
Net realized and unrealized gain (loss)	(10,067)	8,258	(17,168)	2,800
Net increase (decrease) in net assets resulting from operations	(8,866)	9,128	(16,088)	5,364
Net investment income per common share at end of each quarter	$0.07	$0.10	$0.13	$0.31
Net realized and unrealized gain (loss) per common share at end of each quarter	$(0.59)	$0.91	$(2.07)	$0.34
Dividends declared per common share	$—	$1.825	$—	$—
Net asset value per common share	$3.27	$3.80	$6.91	$8.85

	2009
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$5,476	$6,361	$5,835	$5,715
Net investment income	3,289	3,887	3,455	3,195
Net realized and unrealized loss	(17,296)	(11,438)	(6,023)	(384)
Net increase (decrease) in net assets resulting from operations	(14,008)	(7,551)	(2,567)	2,811
Net investment income per common share at end of each quarter	$0.40	$0.47	$0.42	$0.39
Net realized and unrealized loss per common share at end of each quarter	$(2.09)	$(1.38)	$(0.73)	$(0.05)
Dividends declared per common share	$—	$0.25	$0.39	$0.39
Net asset value per common share	$8.20	$10.14	$11.05	$11.75

	2008
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$5,520	$5,882	$5,882	$4,102
Net investment income	2,562	3,070	3,157	1,958
Net realized and unrealized gain (loss)	(11,972)	(2,009)	(3,939)	1,722
Net increase (decrease) in net assets resulting from operations	(9,410)	1,061	(782)	3,680
Net investment income per common share at end of each quarter	$0.32	$0.37	$0.38	$0.23
Net realized and unrealized gain (loss) per common share at end of each quarter	$(1.46)	$(0.24)	$(0.47)	$0.21
Dividends declared per common share	$0.57	$0.38	$0.36	$0.24
Net asset value per common share	$11.80	$13.51	$13.76	$14.21

Note 17. Subsequent Events

        There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the years then ended, except as disclosed below.

GSC INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Subsequent Events (Continued)

        On March 2, 2010 the Company received a full par redemption of $0.7 million related to Affinity Group, Inc. On March 11, 2010, a portion of the proceeds from this redemption were used to make a repayment of $0.7 million of outstanding borrowings.

        On April 9, 2010 the Company received a full par redemption of $1.8 million related to Custom Direct, Inc. On April 13, 2010, the proceeds from this redemption plus a portion of interest collections related to Elyria Foundry Company were used to make a repayment of $1.9 million of outstanding borrowings.

        On April 14, 2010 the Company entered into a definitive agreement with Saratoga Investment Advisors, LLC ("Saratoga") and CLO Partners LLC ("CLO Partners") and announced a $55 million recapitalization plan to cure the debt default. The recapitalization plan includes Saratoga and CLO Partners purchasing approximately 9.8 million shares of common stock of GSC Investment Corp. for $1.52 per share pursuant to a definitive stock purchase agreement and a commitment from Madison Capital Funding LLC to provide the Company with a $40 million senior secured revolving credit facility. Upon the closing of the transaction, the Company will immediately borrow funds under the new credit facility that, when added to the $15 million equity investment, will be sufficient to repay the full amount of the Company's existing debt and to provide the Company with working capital thereafter. The plan is subject to shareholder approval.

        On May 4, 2010 the Company received an interest payment of $0.4 million related to McMillin Companies, LLC. On May 14, 2010, a portion of the proceeds were used to make a repayment of $0.3 million of outstanding borrowings.

        On May 13, 2010 the Company filed a Preliminary Proxy Statement on Schedule 14A related to the proposed Saratoga transaction.

989,924 Shares

Saratoga Investment Corp.

Common Stock

PROSPECTUS

 PART C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

  1. Financial Statements

        The following financial statements of the Company are filed herewith:

  2. Exhibits

Exhibit Number	Description
a.1	Articles of Incorporation of the registrant (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
a.2	Articles of Amendment of the registrant (incorporated by reference to the registrant's Current Report on Form 8-K filed August 2, 2010).
a.3	Articles of Amendment of the registrant (incorporated by reference to the registrant's Current Report on Form 8-K filed August 13, 2010).
b	Amended and Restated Bylaws of the registrant (incorporated by reference to the registrant's Registration Statement on Form 8-A, File No. 001-333-76, filed on March 21, 2007).
c
Voting and Support Agreement, dated April 14, 2010, by and among Saratoga Investment Advisors, LLC, GSCP (NJ), L.P, GSC CDO III L.L.C. and the signatories thereto (incorporated by reference to the registrant's Current Report on Form 8-K filed on June 6, 2010).
d.1	Specimen certificate of Saratoga Investment Corp.'s common stock, par value $0.001 per share.*
d.2
Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).

Exhibit Number	Description
e	Form of Dividend Reinvestment Plan (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
g
Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp and Saratoga Investment Advisors, LLC (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
h	Not Applicable.
i.	Not Applicable.
j
Credit, Security and Management Agreement, dated July 30, 2010, by and among GSC Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.1
Form of Regulations of American Stock Transfer and Trust Company (incorporated by reference to Amendment No. 6 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).
k.2
Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Administrator LLC (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.3
Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors LLC and GSC Investment Corp. (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.4
Contribution and Exchange Agreement dated October 17, 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
k.5
Portfolio Acquisition Agreement dated March 21, 2007 between GSC Investment Corp. and GSC Partners CDO Fund III, Limited (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.6
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and Steven M. Looney, as director of GSC Investment LLC. (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.7
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and Charles S. Whitman III, as director of GSC Investment LLC (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.8
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and G. Cabell Williams, as director of GSC Investment LLC (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.9
Collateral Management Agreement dated November 5, 2001 among GSC Partners CDO Fund III, Limited and GSCP (NJ), L.P. (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.10
Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).

Exhibit Number	Description
k.11	Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.12
Contribution and Exchange Agreement dated October 17. 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
k.13
Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.14
Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
l	Opinion of Sutherland Asbill & Brennan LLP, counsel to the Registrant.**
m.	Not applicable.
n.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*
n.2	Consent of Ernst & Young LLP, Independent Registered Accounting Firm, regarding "Senior Securities" table contained herein.*
n.3	Consent of Sutherland Asbill & Brennan LLP, counsel to the Registrant (included in Exhibit l).**
o	Not applicable.
p	Not applicable.
q	Not applicable.
rr
Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to Amendment No. 7 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).

*
Filed herewith.

**
To be filed in a subsequent pre-effective amendment.

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" in this Registration Statements is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions):

Amount
SEC registration fee	$
FINRA filing fee	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing expenses	$
Transfer Agent's fee	$
Total	$

        The amounts set forth above, except for the Securities and Exchange Commission and the Financial Industry Regulatory Authority fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

        The information contained under the heading "Control Persons and Principal Stockholders" is incorporated herein by reference.

Item 29.    Number of Holders of Securities

        The following table sets forth the number of record holders of the Registrant's common equity at August 26, 2010.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	27

Item 30.    Indemnification

Directors and Officers

        Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant's charter and Article XI of the Registrant's Amended and Restated Bylaws.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

        Under the investment advisory and management agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to the Registrant for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to the Registrant, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services and except to the extent such action or omission constitutes gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the agreement.

        The Registrant also provides indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to the Registrant. However, the Registrant would not provide indemnification against any liability to it or its security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

        The Registrant also provides indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an administrator to us. However, the Registrant would not provide indemnification against any liability to it or its security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

        The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation, or employment of a substantial nature in which Saratoga Investment Advisors, and each managing director, director or executive officer of Saratoga Investment Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management—Board of Directors," "Investment Advisory and Management Agreement" and "Portfolio Management—Investment Personnel." Additional information regarding Saratoga Investment Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71176), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

          (1)   The Registrant, 535 Madison Avenue, New York, New York 10022

          (2)   The Custodian U.S. Bank National Association, 214 N. Tryon Street, 12th Floor, Charlotte, North Carolina 28202; and

          (3)   The Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038.

Item 33.    Management Services

        The information contained under the heading "Investment advisory and management agreement" is incorporated herein by reference.

Item 34.    Undertakings

          (1)   Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (2)   Not applicable.

          (3)   Not applicable.

          (4)   (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            (b)   that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof; and

            (c)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (d)   that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

            (e)   that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

                (i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

               (ii)  the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

              (iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

          (5)   Not applicable.

          (6)   Not applicable.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of August 2010.

SARATOGA INVESTMENT CORP.
/s/ CHRISTIAN L. OBERBECK
Name: Christian L. Oberbeck
Title: Chief Executive Officer and President

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Christian L. Oberbeck and Richard A. Petrocelli and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ CHRISTIAN L. OBERBECK Christian L. Oberbeck	Chief Executive Officer and President (Principal Executive Officer)	August 26, 2010
/s/ RICHARD A. PETROCELLI Richard A. Petrocelli	Chief Financial Officer, Chief Compliance Officer and Secretary (Principal Financial and Accounting Officer)	August 26, 2010
/s/ STEVEN M. LOONEY Steven M. Looney	Director	August 26, 2010
/s/ CHARLES S. WHITMAN III Charles S. Whitman III	Director	August 26, 2010
/s/ G. CABELL WILLIAMS G. Cabell Williams	Director	August 26, 2010

 INDEX OF EXHIBITS

Exhibit Number	Description
a.1	Articles of Incorporation of the registrant (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
a.2	Articles of Amendment of the registrant (incorporated by reference to the registrant's Current Report on Form 8-K filed August 2, 2010).
a.3	Articles of Amendment of the registrant (incorporated by reference to the registrant's Current Report on Form 8-K filed August 13, 2010).
b	Amended and Restated Bylaws of the registrant (incorporated by reference to the registrant's Registration Statement on Form 8-A, File No. 001-333-76, filed on March 21, 2007).
c
Voting and Support Agreement, dated April 14, 2010, by and among Saratoga Investment Advisors, LLC, GSCP (NJ), L.P, GSC CDO III L.L.C. and the signatories thereto (incorporated by reference to the registrant's Current Report on Form 8-K filed on June 6, 2010).
d.1	Specimen certificate of Saratoga Investment Corp.'s common stock, par value $0.001 per share.*
d.2
Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
e	Form of Dividend Reinvestment Plan (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
g
Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp and Saratoga Investment Advisors, LLC (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
h	Not Applicable.
i.	Not Applicable.
j
Credit, Security and Management Agreement, dated July 30, 2010, by and among GSC Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.1
Form of Regulations of American Stock Transfer and Trust Company (incorporated by reference to Amendment No. 6 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).
k.2
Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Administrator LLC (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.3
Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors LLC and GSC Investment Corp. (incorporated by reference to the registrant's Current Report on Form 8-K filed on August 2, 2010).
k.4
Contribution and Exchange Agreement dated October 17, 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).

Exhibit Number	Description
k.5	Portfolio Acquisition Agreement dated March 21, 2007 between GSC Investment Corp. and GSC Partners CDO Fund III, Limited (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.6
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and Steven M. Looney, as director of GSC Investment LLC. (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.7
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and Charles S. Whitman III, as director of GSC Investment LLC (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.8
Indemnification Agreement dated March 20, 2007 between GSC Investment LLC and G. Cabell Williams, as director of GSC Investment LLC (incorporated by reference to the registrant's Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
k.9
Collateral Management Agreement dated November 5, 2001 among GSC Partners CDO Fund III, Limited and GSCP (NJ), L.P. (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.10
Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.11
Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.12
Contribution and Exchange Agreement dated October 17. 2006 among GSC Investment LLC, GSC CDO III, L.L.C., GSCP (NJ), L.P., and the other investors party thereto (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
k.13
Amended and Restated Limited Partnership Agreement of GSC Partners CDO Investors III, L.P. dated August 27, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
k.14
Amended and Restated Limited Partnership Agreement of GSC Partners CDO GP III, L.P. dated October 16, 2001 (incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on February 23, 2007).
l	Opinion of Sutherland Asbill & Brennan LLP, counsel to the Registrant.**
m.	Not applicable.
n.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*
n.2	Consent of Ernst & Young LLP, Independent Registered Accounting Firm, regarding "Senior Securities" table contained herein.*
n.3	Consent of Sutherland Asbill & Brennan LLP, counsel to the Registrant (included in Exhibit l).**
o	Not applicable.
p	Not applicable.
q	Not applicable.

Exhibit Number	Description
rr	Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to Amendment No. 7 to GSC Investment Corp.'s Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).

*
Filed herewith.

**
To be filed in a subsequent pre-effective amendment.

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TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
FORWARD-LOOKING STATEMENTS
PROSPECTUS SUMMARY
THE OFFERING
FEES AND EXPENSES
SELECTED FINANCIAL DATA
Selected Quarterly Financial Data (unaudited)
RISK FACTORS
Assumed Return on Our Portfolio (net of expenses)
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DIVIDENDS
DIVIDEND REINVESTMENT PLAN
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Corporate Debt Portfolio Overview(1)
Portfolio Composition
Portfolio CMR distribution
Portfolio CMR Distribution
Portfolio composition by industry grouping at fair value
Portfolio Composition by Geographic Location at Fair Value
Investment Income
Operating Expenses
Three months ended May 31, 2010
Three months ended May 31, 2009
Three months ended May 31, 2010
Three months ended May 31, 2009
Investment Income
Operating Expenses
Fiscal Year Ended February 28, 2010
Fiscal Year Ended February 28, 2009
Fiscal Year Ended February 29, 2008
Net Unrealized Appreciation/Depreciation on Investments
Fiscal Year Ended February 28, 2010
Fiscal Year Ended February 28, 2009
Fiscal Year Ended February 29, 2008
SENIOR SECURITIES
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
ADMINISTRATION AGREEMENT
LICENSE AGREEMENT
PORTFOLIO MANAGEMENT
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR COMMON STOCK
REGULATION
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
SELLING STOCKHOLDERS
PLAN OF DISTRIBUTION
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AVAILABLE INFORMATION
PRIVACY NOTICE
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS FOR SARATOGA INVESTMENT CORP.
GSC Investment Corp. Consolidated Statement of Assets and Liabilities
GSC Investment Corp. Consolidated Statements of Operations
GSC Investment Corp. Consolidated Schedule of Investments May 31, 2010 (Unaudited)
GSC Investment Corp. Consolidated Schedule of Investments February 28, 2010
GSC Investment Corp. Consolidated Statements of Changes in Net Assets
GSC Investment Corp. Consolidated Statements of Cash Flows
GSC INVESTMENT CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS May 31, 2010 (unaudited)
Report of Independent Registered Public Accounting Firm
GSC Investment Corp. Consolidated Statement of Assets and Liabilities
GSC Investment Corp. Consolidated Statements of Operations
GSC Investment Corp. Consolidated Schedule of Investments February 28, 2010
GSC Investment Corp. Consolidated Schedule of Investments February 28, 2009
GSC Investment Corp. Consolidated Statements of Changes in Net Assets
GSC Investment Corp. Consolidated Statements of Cash Flows
GSC INVESTMENT CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
PART C—OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Investment Adviser
  Item 32. Location of Accounts and Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES
INDEX OF EXHIBITS